Exhibit 10.1

EXECUTION COPY

CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY ***, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

MASTER AGREEMENT
dated as of
July 23, 2017
by and among:
OCWEN LOAN SERVICING, LLC,
HLSS HOLDINGS, LLC,
HLSS MSR – EBO ACQUISITION LLC, and
NEW RESIDENTIAL MORTGAGE LLC

Schedules, Exhibits and Annexes
Schedule 1: Previously Executed Amendments
Schedule 2: Lump-Sum Payment Percentages
Schedule 3: Wire Transfer Instructions
Exhibit 1: Group Selection Procedures
Exhibit 2: Form of Sale Supplement
Exhibit 3A: Form of RMSR Transfer Agreement
Exhibit 3B: Form of Sale Agreement
Exhibit 4: Specified Termination Events
Exhibit 5: Third Party Purchase Agreement Documentation Principles
Exhibit 6: [RESERVED]
Exhibit 7: Major Shelf Groups
Exhibit 8: New RMSR Agreement Documentation Principles
Exhibit 9: ***

Exhibit 10: Designated Servicing Agreements
Annex I: Schedules I through and including VI to the Sale Supplement, dated as of February 10, 2012
Annex II: Schedules I through and including VI to the Sale Supplement, dated as of May 1, 2012
Annex III: Schedules I through and including VI to the Sale Supplement, dated as of August 1, 2012
Annex IV: Schedules I through and including VI to the Sale Supplement, dated as of September 13, 2012
Annex V: Schedules I through and including VI to the Sale Supplement, dated as of September 28, 2012
Annex VI: Schedules I through and including VI to the Sale Supplement, dated as of December 26, 2012
Annex VII: Schedules I through and including VI to the Sale Supplement, dated as of March 13, 2013
Annex VIII: Schedules I through and including VI to the Sale Supplement, dated as of May 21, 2013
Annex IX: Schedules I through and including VI to the Sale Supplement, dated as of July 1, 2013
Annex X: Schedules I through and including VI to the Sale Supplement, dated as of October 25, 2013

MASTER AGREEMENT
This Master Agreement (this “Agreement”), dated as of July 23, 2017 (the “Effective Date”), is executed within the United States Virgin Islands (the “USVI”) by and among:
(i)    OCWEN LOAN SERVICING, LLC, a Delaware limited liability company (“Seller”);
(ii)    HLSS HOLDINGS, LLC, a Delaware limited liability company (“Holdings”);
(iii)    HLSS MSR – EBO ACQUISITION LLC, a Delaware limited liability company (“MSR – EBO” and together with Holdings, the “Purchasers”); and
(iv)    NEW RESIDENTIAL MORTGAGE LLC, a Delaware limited liability company (“NRM”).
WITNESSETH:
WHEREAS, Seller, Holdings, and MSR – EBO (as assignee of Home Loan Servicing Solutions, Ltd.) are parties to the Master Servicing Rights Purchase Agreement, dated as of October 1, 2012 (as amended prior to the Effective Date pursuant to the amendments described on Schedule 1 hereto and as otherwise amended or modified prior to the Effective Date, the “MSR Purchase Agreement”);
WHEREAS, Seller, Holdings, and MSR – EBO (as assignee of Home Loan Servicing Solutions, Ltd.) are parties to the Sale Supplements to the MSR Purchase Agreement, dated as of February 10, 2012, May 1, 2012, August 1, 2012, September 13, 2012, September 28, 2012, December 26, 2012, March 13, 2013, May 21, 2013, July 1, 2013, and October 25, 2013 (each, as amended prior to the Effective Date pursuant to the amendments described on Schedule 1 hereto and as otherwise amended or modified prior to the Effective Date, each a “Sale Supplement” and, collectively, the “Sale Supplements”);
WHEREAS, pursuant to the MSR Purchase Agreement and the Sale Supplements, Seller sold to the Purchasers (without recourse, except as otherwise provided therein) the Rights to MSRs, the Excess Servicing Fees, and the Transferred Receivables Assets, and the Purchasers assumed the Assumed Liabilities with respect to all Servicing Agreements described or otherwise referenced on Schedule I to any Sale Supplement (the “MSRPA Servicing Agreements”);
WHEREAS, as the owners of the Rights to MSRs in respect of the MSRPA Servicing Agreements, the Purchasers are the owners of, among other things, all existing and future accruing and payable Servicing Fees under the MSRPA Servicing Agreements;
WHEREAS, in connection with the transactions contemplated hereby, Seller will transfer to NRM all of Seller’s right, title and interest in, and all of Seller’s obligations and liabilities under, each MSRPA Servicing Agreement pursuant to the Transfer Agreement dated as of the Effective Date among NRM, Seller, Ocwen Financial Corporation and New Residential Investment Corp.

(as amended, restated, supplemented or otherwise modified from time to time, the “Transfer Agreement”) and after the Transfer Date (as defined in the Transfer Agreement) such servicing rights will be “Transferred Servicing Rights;
WHEREAS, upon the Transfer Date, the related MSRPA Servicing Agreement shall cease to be a “Deferred Servicing Agreement” for purposes of the Sale Supplements (but such transfer will not otherwise impair or affect any prior transfer of Excess Servicing Fee, Rights to MSRs, or any other Transferred Receivables Assets or prior assumption of Assumed Liabilities in respect of such MSRPA Servicing Agreement);
WHEREAS, in connection with any MSRPA Servicing Agreement ceasing to be a Deferred Servicing Agreement as contemplated above, Holdings will make a Lump-Sum Payment (as defined herein) to Seller in accordance with the terms hereof;
WHEREAS, NRM and Seller will enter into a Subservicing Agreement with respect to the Transferred Servicing Rights (as amended, restated, supplemented or otherwise modified from time to time, the “NRM Subservicing Agreement”);
WHEREAS after the transfer of the Transferred Servicing Rights to NRM pursuant to the Transfer Agreement, Seller will subservice the related Mortgage Loans in accordance with the NRM Subservicing Agreement;
WHEREAS, in connection with the transactions contemplated hereby, the Purchasers have agreed not to exercise certain contracted rights during a “Standstill Period” (as defined herein) associated with specified types of Termination Events;
WHEREAS, if Servicing Rights are sold to a third party pursuant to Section 9.3 of this Agreement, Seller will receive the related Rights to MSRs and the related Transferred Receivable Assets from Purchasers, which Seller will immediately transfer to the third party acquirer, as an accommodation for the Purchasers, in accordance with a Third Party Purchase Agreement (as defined herein);
WHEREAS, Ocwen Mortgage Servicing, Inc. (“OMS”), the parent corporation of Seller, (i) has reviewed, analyzed, and approved this transaction, (ii) has authorized and caused Seller to enter into this Agreement, and (iii) has not delegated any authority to any person outside the USVI to negotiate or agree to terms on its behalf; and
WHEREAS, the Seller, Purchasers, and NRM shall each execute this Agreement in the USVI.
NOW, THEREFORE, in connection with the foregoing, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:
Section 1.Definitions; Interpretation.
1.1    Capitalized terms used but not defined herein shall have the meaning set forth in the MSR Purchase Agreement, or, if not defined therein, in the Sale Supplements.

1.2    As used in this Agreement, the following terms shall have the following meanings:
“Account Cost True-Up Payment” is defined in Section 6.3 of this Agreement.
“Adjusted Total UPB” means, as of any date of determination, an amount equal to the following:

(i)	the aggregate Specified Condition UPB in respect of all MSRPA Servicing Agreements as of March 31, 2017;
minus

(ii)
the aggregate Specified Condition UPB as of March 31, 2017 in respect of all MSRPA Servicing Agreements for which the parties mutually agreed not to pursue obtaining any applicable Third Party Consents;

minus

(iii)	the aggregate Specified Condition UPB as of March 31, 2017 in respect of all MSRPA Servicing Agreements for which Seller is terminated other than because of an exercise of a Clean Up Call Right;
minus

(iv)
the aggregate Specified Condition UPB as of March 31, 2017 in respect of all MSRPA Servicing Agreements that are not Major Shelf Servicing Agreements for which the Transfer Date did not occur and such MSRPA Servicing Agreements were terminated prior to such date of determination because of the exercise of a Clean Up Call Right.

“Agreement” is defined in the preamble to this Agreement.
“Amendment No. 2” means Amendment No. 2 to Master Servicing Rights Purchase Agreement and Sale Supplements, dated as of April 6, 2015, among Seller, the Purchasers and Home Loan Servicing Solutions, Ltd.
“Approved Third Party Appraisers” means the following parties and any other residential mortgage servicing appraisal service provider as mutually agreed upon by Seller and Holdings as an “Approved Third Party Appraiser” for purposes of this Agreement: (i) Phoenix Analytic Services, Inc., (ii) Mortgage Industry Advisory Corporation, and (iii) MountainView Financial Solutions.
“Assignment Agreement” has the meaning set forth in the Transfer Agreement.
“Average Third Party Mark” means, in respect of any Group, the average of two appraisals from two Approved Third Party Appraisers engaged by NRM or its affiliates for the related Servicing Rights (inclusive of the Rights to MSRs and deferred servicing fees) for such Group. If any particular appraisal is a range of values, then such appraisal shall be the mean of such range of values for purpose of this definition.
“Change of Control” means a “Change of Control” as defined in and determined in accordance with the provisions of the NRM Subservicing Agreement.
“Clean Up Call Right” has the meaning set forth in Amendment No. 2 and includes, for the avoidance of doubt, any optional termination, or clean-up call right held by any relevant transaction party (and not merely those in the name of Seller).
“Consent Non-Delivery Determination Date” means, in respect of any Group, the earlier of (i) the one-year anniversary of the Effective Date and (ii) the Designation Date immediately following the date upon which Seller and NRM mutually agree that any necessary Third Party Consent to cause a transfer of the related Seller Servicing Rights to NRM will not be received.
“Designated Servicing Agreements” means the MSRPA Servicing Agreements described on Exhibit 10 hereto.
“Designated Servicing Agreements Price” means, for any Designated Servicing Agreement, the “Designated Servicing Agreement Price” listed opposite the reference to such Designated Servicing Agreement on Exhibit 10 hereto.
“Designation Date” means each of October 23, 2017, January 23, 2018 and April 23, 2018.
“Fee Restructuring Payment” means, as of any date in respect of any Group, an amount equal to the Lump-Sum Payment or Lump-Sum Payments, as applicable, that Holdings would pay Seller if the Transfer Date or Transfer Dates, as applicable, occurred on such date, as adjusted in accordance with Exhibit 1 hereto.
“Fee Restructuring Payment Option” is defined in Section 9.1 of this Agreement.
“Final Increased Cost Payment” is defined in Section 5 of this Agreement.
“Float Payment Right” is defined in Section 7.1 of this Agreement.
“Float True-Up Payment” is defined in Section 7.1 of this Agreement.
“Full Waiver Eligibility Period” means the period commencing on the Effective Date and ending at the earliest of:

(i)	January 23, 2019;

(ii)
the Seller’s failure to observe or perform in any material respect its obligations under Section 8 hereof and both (a) such failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure shall have been given to Seller by either Purchaser or NRM and (b) the Purchasers and NRM are in compliance in all material respects with their respective obligations under Section 8 hereof and all prior material non-compliance shall have been cured;

(iii)
the later of (a) the one-year anniversary of this Agreement and (b) the date on which Sections 9.1, 9.2, 9.3, and 9.4 have been applied as set forth herein for all MSRPA Servicing Agreements for which the Consent Non-Delivery Determination Date has occurred on or prior to the one-year anniversary of this Agreement (such that the time at which Seller may exercise the Purchase Option for such Group in accordance with clause (ii) of the first sentence of Section 9.4 hereof has expired for any such MSRPA Servicing Agreement);

(iv)
the termination of this Agreement in accordance with Section 15.1 hereof (including any termination of this Agreement occurring because of any termination of the NRM Subservicing Agreement because of the occurrence of a Change of Control); and

(v)
the date upon which Seller terminates the NRM Subservicing Agreement in accordance with Section 5.1(a) thereof; provided that such termination shall be the result of a determination that the Subservicer’s duties under the NRM Subservicing Agreement are no longer permissible under applicable law.

“GAAP” means generally accepted accounting principles in effect from time to time in the United States of America.
“Group” means any group of MSRPA Servicing Agreements for which the Consent Non-Delivery Determination Date has occurred. The selection of any MSRPA Servicing Agreements for any “Group” shall be either (i) determined by mutual agreement of Holdings and Seller, or (ii) in accordance with the procedures set forth on Exhibit 1.
“Holdings” is defined in the preamble to this Agreement.
“Internal Mark” means, at any time in respect of any Group, the Purchasers’ internal valuation of the related Servicing Rights (inclusive of the Rights to MSRs and deferred servicing fees) for such Group, as of the last day of the calendar month then most recently ended. Such valuation shall be determined consistently (i) with GAAP and (ii) in the manner in which the internal valuations of the Rights to MSRs are calculated in the Purchasers’ books and records.
“Investment Rights Expiration Date” means, in respect of any MSRPA Servicing Agreement, the earliest of (i) the Transfer Date in respect thereof, (ii) the date on which Holdings exercises its Fee Restructuring Payment Option in respect thereof, or (iii) the date on which Seller exercises the Purchase Option in respect thereof.
“Lump-Sum Payment” means, in respect of any MSRPA Servicing Agreement, an amount equal to the product of (i) the unpaid interest bearing principal balance of the Primary Mortgage Loans in respect of such MSRPA Servicing Agreement on the first day of the month in which the related Transfer Date occurs and (ii) the applicable Lump-Sum Payment Percentage.

“Lump-Sum Payment Percentage” means, with respect to any MSRPA Servicing Agreement, the applicable “Lump-Sum Payment Percentage” (in basis points) set forth on Schedule 2 hereto opposite the reference to the month in which the applicable Transfer Date for such MSRPA Servicing Agreement occurs.
“Major Shelf Group” means the groupings of Major Shelf Servicing Agreements, as set forth on Exhibit 7 hereto.
“Major Shelf Servicing Agreement” means any MSRPA Servicing Agreement included in a Major Shelf Group.
“Major Shelf Specified Condition UPB” means, for any Major Shelf Servicing Agreement, the aggregate unpaid interest bearing principal balance of the Primary Mortgage Loans under such Major Shelf Servicing Agreement as of the close of business on March 31, 2017.
“MSR Purchase Agreement” is defined in the recitals to this Agreement.
“MSR – EBO” is defined in the preamble to this Agreement.
“MSRPA Servicing Agreements” is defined in the recitals to this Agreement.
“New RMSR Agreement” means the New RMSR Agreement among Seller and the Purchasers to be entered into after the Effective Date pursuant to Section 8.7 hereof, which shall be drafted and entered into in accordance with the documentation principles set forth on Exhibit 8.
“Non-Consented Servicing Rights” means any Seller Servicing Rights with respect to which the Required Consent (as defined in the Transfer Agreement) has not been obtained by the Consent Non-Delivery Determination Date.
“NRM Subservicing Agreement” is defined in the recitals to this Agreement.
“OMS” is defined in the recitals to this Agreement.
“Option #1 Exercise Deadline” means, for any Group, unless otherwise mutually agreed in writing by Holdings and Seller, either:

(i)	close of business on the tenth (10th) Business Day after the Consent Non-Delivery Determination Date for such or Group; or

(ii)	such earlier date as may be specified in writing by Holdings to Seller.
“Option #2 Exercise Deadline” means, for any Group, unless otherwise mutually agreed in writing by Holdings and Seller, either:

(i)
the close of business on the later of (a) the tenth (10th) Business Day after the Option #1 Exercise Deadline for such Group, and (b) the tenth (10th) Business Day after the related Valuation Package has been delivered to Seller; or

(ii)	such earlier date as may be specified in writing by Seller to Holdings.
“Primary Mortgage Loan” means any Mortgage Loan (including REO and loans in foreclosure) with respect to which Seller or an affiliate thereof is the “primary” servicer or subservicer performing the traditional mortgage servicing functions with respect to the related Mortgagor.
“Purchase Option” is defined in Section 9.2 of this Agreement.
“Purchasers” is defined in the preamble to this Agreement.
“Related Agreements” means the Transfer Agreement, New RMSR Agreement, and NRM Subservicing Agreement.
“Reconciliation Date” means, with respect to any Transfer Date, the fifth (5th) Business Day thereafter.
“Reconciliation Report” is defined in Section 3.2 of this Agreement.
“Remaining UPB” means, as of any date, an amount equal to the following:

(i)	the aggregate Specified Condition UPB as of March 31, 2017 in respect of all MSRPA Servicing Agreements that are Deferred Servicing Agreements under the Sale Supplements as of such date;
minus

(ii)
to the extent included in clause (i) above, the aggregate Specified Condition UPB as of March 31, 2017 in respect of all MSRPA Servicing Agreements (a) to be transferred pursuant to Section 8 and for which Third Party Consents have been obtained, and (b) to be transferred pursuant to Section 9.2, 9.3, or 9.4 hereof, but, in the case of either (a) or (b) Purchasers were unable to obtain any necessary financing consents for the transfer;

minus

(iii)
to the extent included in clause (i) above, the aggregate Specified Condition UPB as of March 31, 2017 in respect of all MSRPA Servicing Agreements to be transferred pursuant to Section 8 and for which all Third Party Consents have been obtained and Seller is prepared to transfer but the related Servicing Rights have not been transferred by Seller because NRM has chosen not to transfer because NRM has terminated the NRM Subservicing Agreement for cause;

minus

(iv)
to the extent included in clause (i) above, the aggregate Specified Condition UPB as of March 31, 2017 in respect of all MSRPA Servicing Agreements for which the parties mutually agreed not to pursue obtaining any applicable Third Party Consents;

plus

(v)
for each Major Shelf Servicing Agreement not included in clause (i) due to being terminated prior to such date of determination because of the exercise of a Clean Up Call Right, the product of (x) the Major Shelf Specified Condition UPB as of March 31, 2017 in respect of such Major Shelf Servicing Agreement, and (y) the ratio of (a) the aggregate Major Shelf Specified Condition UPB as of March 31, 2017 in respect of all Major Shelf Servicing Agreements in the related Major Shelf Group that are Deferred Servicing Agreements under the Sale Supplements as of such date to (b) the positive difference between (1) the aggregate Major Shelf Specified Condition UPB as of March 31, 2017 in respect of all Major Shelf Servicing Agreements in the related Major Shelf Group as of March 31, 2017, and (2) the aggregate Major Shelf Specified Condition UPB as of March 31, 2017 in respect of all Major Shelf Servicing Agreements in the related Major Shelf Group that were terminated prior to such date of determination because of the exercise of a Clean Up Call Right.

“Reservation Price” means, in respect of any Group, the reservation price established by Holdings, which shall be an amount no greater than the greater of (i) the Average Third Party Mark for such Group and (ii) the Internal Mark for such Group.
“SAF” means any servicer advancing financing facility in place from time to time in connection with any of the Transferred Receivables Assets.
“Sale Supplements” is defined in the recitals to this Agreement.
“Seller” is defined in the preamble to this Agreement.
“Seller Servicing Rights” means, in respect of any MSRPA Servicing Agreement, all of Seller’s rights, title, and interest in respect thereof other than Rights to MSRs (including the Excess Servicing Fees) and Transferred Receivables Assets previously sold to the Purchasers pursuant to the MSR Purchase Agreement and the related Sale Supplements.
“Shared Costs” is defined in Section 8.4 of this Agreement.
“Specified Condition” means a condition that shall be satisfied on any date determination if, and only if, the ratio of Remaining UPB to Adjusted Total UPB is less than or equal to 20% prior to the end of the Full Waiver Eligibility Period. If the Specified Condition is satisfied as of any date of determination, it will be deemed to be satisfied at all times going forward.

“Specified Condition UPB” means, for any MSRPA Servicing Agreement, the aggregate unpaid interest bearing principal balance of the Primary Mortgage Loans under such MSRPA Servicing Agreement as of the close of business on March 31, 2017.
“Specified Termination Events” is defined on Exhibit 4.
“Standstill Period” means the period commencing on the Effective Date and ending at the earliest of:

(i)	January 23, 2019;

(ii)
the Seller’s failure to observe or perform in any material respect its obligations under Section 8 hereof and both (a) such failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure shall have been given to Seller by either Purchaser or NRM and (b) the Purchasers and NRM are in compliance in all material respects with their respective obligations under Section 8 hereof and all prior material non-compliance shall have been cured;

(iii)
the later of (a) the one-year anniversary of this Agreement and (b) the date on which Sections 9.1, 9.2, 9.3, and 9.4 have been applied as set forth herein for all MSRPA Servicing Agreements for which the Consent Non-Delivery Determination Date has occurred on or prior to the one-year anniversary of this Agreement (such that the time at which Seller may exercise the Purchase Option for such Group in accordance with clause (ii) of the first sentence of Section 9.4 hereof has expired for any such MSRPA Servicing Agreement);

(iv)
the occurrence of a Change of Control with respect to Seller or Ocwen Financial Corporation, unless NRM consents to such Change of Control in accordance with the procedures set forth in the NRM Subservicing Agreement;

(v)	the termination of this Agreement in accordance with Section 15.1 hereof; and

(vi)
the date upon which Seller terminates the NRM Subservicing Agreement in accordance with Section 5.1(a) thereof; provided that such termination shall be the result of a determination that the Subservicer’s duties under the NRM Subservicing Agreement are no longer permissible under applicable law.

“Third Party Consents” shall mean any consent, authorization, approval, statement, waiver, order, license, certificate or permit or act of or from, or notice to any Rating Agency or any party to or referenced in any MSRPA Servicing Agreement or any amendment to any MSRPA Servicing Agreement that is required under such Servicing Agreement in order to duly transfer the servicing of the Mortgage Loans and the Seller Servicing Rights to NRM pursuant to the Transfer Agreement (or any third party as contemplated by Section 9.3 hereof) and consummate the transactions contemplated by this Agreement and the related Related Agreements, in each case in form and substance reasonably satisfactory to Seller and NRM.
“Third Party Purchase Agreement” means a purchase and sale agreement with representations, warranties, covenants and indemnifications to purchasers of the related Servicing Rights (including with respect to the Rights to MSRs and the Transferred Receivables Assets) that are no less favorable to a purchaser or transferee of mortgage servicing rights than those set forth in the Transfer Agreement (but taking into account the entire set of Servicing Rights in respect of any Mortgage Loan and/or Servicing Agreement and not merely Seller Servicing Rights as contemplated by the Transfer Agreement) except to the extent (i) set forth on Exhibit 5 hereto or (ii) otherwise mutually agreed in writing by Holdings and Seller.
“Transfer Agreement” is defined in the recitals to this Agreement.
“Transfer Date” means, in respect of any MSRPA Servicing Agreement, the date upon which all necessary Third Party Consents related to Seller Servicing Rights are obtained and become Transferred Servicing Rights to NRM pursuant to the Transfer Agreement. For the avoidance of doubt, any Seller Servicing Rights related to MSRPA Servicing Agreements for which Third Party Consents have not been obtained shall remain subject to the MSR Purchase Agreement and applicable Sale Supplement. The initial Transfer Date shall not occur until the earlier of (i) September 1, 2017, and (ii) the date on which Holdings has amended the existing SAF transactions to permit the financing of monthly advances and servicing advances arising under the related MSRPA Servicing Agreements currently subject to such SAFs after giving effect to the related Transfer Dates (or such earlier date as agreed to by Holdings); provided that the failure to obtain any such consents or amendments on or after September 1, 2017 shall not affect or waive the parties’ obligations under the Agreement.
“Transferred Servicing Rights” is defined in the recitals to this Agreement.
“USVI” is defined in the recitals to this Agreement.
“Valuation Package” means, in respect of any Group, the following information:

(i)	the Average Third Party Mark for such Group (including reasonable supporting assumptions and valuation inputs);

(ii)	the Internal Mark for such Group; and

(iii)	the Reservation Price for such Group.
1.3    The headings preceding the text of Articles and Sections included in this Agreement and the headings to Annexes, Exhibits and Schedules attached to this Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement. The use of the masculine, feminine or gender neutral or the singular or plural form of words herein shall not limit any provision of this Agreement. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person shall include such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement. Reference to a Person in a particular capacity shall exclude such Person in any other capacity or individually. Reference to any agreement (including this Agreement), document or instrument shall mean such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Underscored references to Articles, Sections, paragraphs, clauses, Annexes, Exhibits or Schedules shall refer to those portions of this Agreement unless otherwise specified. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Agreement as a whole and not to any particular Article, Section, paragraph or clause of, or Annex, Exhibit or Schedule to, this Agreement. References to “dollars” or “$” shall mean United States dollars. Reference to any statute or statutory provision shall include any consolidation, reenactment, amendment, modification or replacement of the same and any subordinate legislation in force under the same from time to time. Accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP.
1.4    In the event of any inconsistency between this Agreement and the MSR Purchase Agreement or the Sale Supplements, this Agreement shall control.
Section 2.    Consent to Transfer Agreement.
2.1    Each of Holdings and MSR – EBO hereby consents to the transfers of Seller Servicing Rights contemplated by the Transfer Agreement and, upon the Transfer Date, the subservicing of the related Mortgage Loans pursuant to the NRM Subservicing Agreement. Notwithstanding any provision in this Agreement to the contrary, all rights, title (including any document of title), interest, beneficial ownership, and risk of loss in the Seller Servicing Rights that are sold, transferred, assigned, set over, and conveyed to NRM upon the transfer of the Transferred Servicing Rights shall pass by Seller to NRM in the USVI on the Transfer Date within the USVI.
2.2    Upon the Transfer Date, the related Servicing Agreement shall be neither a “Deferred Servicing Agreement” nor a “Transferred Servicing Agreement” for purposes of the MSR Purchase Agreement and the related Sale Supplement. For the avoidance of doubt, under no circumstance shall the unpaid principal balance on any Mortgage Loan subserviced under the NRM Subservicing Agreement (as primary servicer or subservicer, but not merely master servicer) be utilized for purposes of calculating the Retained Fee, the Performance Fee and/or the Seller Monthly Servicing Fee under any Sale Supplement from and after the date such Mortgage Loan is initially subserviced under the NRM Subservicing Agreement.
2.3    The occurrence of the Transfer Date will not in any way modify any prior sales and assignments of Rights to MSRs; equity interests in Advance SPEs and Transferred Receivables Assets pursuant to the MSR Purchase Agreement and the Sale Supplements. The Purchasers and their assignees (as applicable) will not assign, transfer or otherwise reconvey any portion of the applicable Rights to MSRs, Advance SPEs and Transferred Receivables Assets in respect of any MSRPA Servicing Agreement to Seller in connection with any such transfer.

Section 3.    Lump-Sum Payments.
3.1    Payment of Lump-Sum Payments by Holdings. Subject to the terms and conditions in the Transfer Agreement, on each Transfer Date, the related Lump-Sum Payment(s) shall be paid by Holdings to Seller as follows:
(a)    No later than five (5) Business Days before any Transfer Date, Seller shall provide to Holdings a draft settlement statement which shall include a written estimated calculation of the Lump-Sum Payment (or Lump-Sum Payments) in respect of such Transfer Date based on data from the last day of the prior month (or as otherwise agreed by the parties). With respect to each Transfer Date and the applicable Servicing Rights, Holdings shall pay to Seller’s account in the USVI an amount equal to the applicable Lump-Sum Payment (or Lump-Sum Payments), in immediately available funds on such Transfer Date.
(b)    On or prior to the fifth (5th) Business Day following the applicable Reconciliation Date, the Lump-Sum Payment with respect to any transfer of Servicing Rights shall be adjusted as set forth on the related Reconciliation Report. To the extent that a Lump-Sum Payment paid by Holdings to Seller pursuant to Section 3.1(a) hereof exceeds the actual Lump-Sum Payment as reconciled, Seller shall refund such excess amount to Holdings by the end of the following Business Day. To the extent that the aggregate Lump-Sum Payment set forth on the applicable Reconciliation Report exceeds the corresponding Lump-Sum Payment paid by Holdings to Seller pursuant to Section 3.1(a), Holdings shall pay such excess amount to the Seller by the end of the following Business Day.
(c)    No payment under this Section 3.1 shall constitute a waiver by NRM, any Purchaser or the Seller, as applicable, of, or otherwise limit or reduce, any of the parties’ respective indemnification or refund obligations under the Transfer Agreement, this Agreement, the MSR Purchase Agreement or any Sale Supplement.
(d)    Notwithstanding anything contained herein to the contrary, Holdings shall not shall have any obligation to make any payment under any subsection of this Section 3.1 with respect to any Non-Consented Servicing Rights.
(e)    Further, notwithstanding anything contained herein to the contrary, the Lump-Sum Payment may be paid in such percentages and at such times upon which Seller and Holdings (or NRM on behalf of Holdings) may otherwise mutually agree in writing.
3.2    Reconciliation Report. On each Reconciliation Date, Seller shall furnish to Holdings a final settlement report (each, a “Reconciliation Report”) which includes, among other things, the final unpaid principal balance of each related Mortgage Loan as of the applicable Transfer Date and the corresponding final Lump-Sum Payment for the related Servicing Rights transferred on such Transfer Date, in each case after application of adjustments to be made pursuant to Sections 3.1(a) and (b) of this Agreement. In the event the Reconciliation Report shows an error in the Lump-Sum Payment, it shall be accompanied with sufficient supporting detail that an error has occurred. In such a case, the party benefiting from the error shall (i) pay an amount sufficient to correct and reconcile the Lump-Sum Payment or such other amounts, and (ii) provide a reconciliation statement and such other documentation sufficient to satisfy the other party (in such other party’s exercise of its reasonable discretion) concerning the accuracy of such reconciliation.
3.3    Form of Payment to be Made. Unless otherwise agreed to by the parties, all payments to be made by a party to another party, or such other party’s designee, shall be made by wiring immediately available funds in United States dollars to the accounts designated by the receiving party in accordance with such party’s written instructions as set forth in Schedule 3 attached hereto or such other instructions as a party may require after written notice hereunder.
Section 4.    Sale Supplements. Each Sale Supplement (other than the Schedules thereto) is amended in the as the Sale Supplement in the form attached as Exhibit 2, subject to the following:
4.1    For each Sale Supplement, the following bracketed terms shall have the meanings set forth opposite the date of such Sale Supplement as set forth below:

Sale Supplement Date	“[Servicing Fee Reset Date]” where such reference appears in the definition of “Servicing Fee Reset Date”	“[Date]” wherever such term appears	“[x]” in “Cut-Off Date”	“[x]” in “Excess Servicing Fees”	“[x]” in “Retained Servicing Fee Shortfall”
February 10, 2012	March 5, 2020; provided, that if, as of March 5, 2018, there then exists an uncured Termination Event with respect to any affected Servicing Agreement in this Sale Supplement that is due to a servicer rating downgrade to “Below Average” or lower by S&P or to “SQ4” or lower by Moody’s, then the Servicing Fee Reset Date is March 5, 2018.	February 10, 2012* *Other than the term “[Date]”in the definition of Closing Date, which shall be “March 5, 2012”.	February 29, 2012	21.0	February 2012

Sale Supplement Date	“[Servicing Fee Reset Date]” where such reference appears in the definition of “Servicing Fee Reset Date”	“[Date]” wherever such term appears	“[x]” in “Cut-Off Date”	“[x]” in “Excess Servicing Fees”	“[x]” in “Retained Servicing Fee Shortfall”
May 1, 2012	April 30, 2020; provided, that if, as of May 1, 2018, there then exists an uncured Termination Event with respect to any affected Servicing Agreement in this Sale Supplement that is due to a servicer rating downgrade to “Below Average” or lower by S&P or to “SQ4” or lower by Moody’s, then the Servicing Fee Reset Date is May 1, 2018.	May 1, 2012	April 30, 2012	19.5	May 2012
August 1, 2012	April 30, 2020; provided, that if, as of August 1, 2018, there then exists an uncured Termination Event with respect to any affected Servicing Agreement in this Sale Supplement that is due to a servicer rating downgrade to “Below Average” or lower by S&P or to “SQ4” or lower by Moody’s, then the Servicing Fee Reset Date is August 1, 2018.	August 1, 2012	July 31, 2012	17.0	August 2012

Sale Supplement Date	“[Servicing Fee Reset Date]” where such reference appears in the definition of “Servicing Fee Reset Date”	“[Date]” wherever such term appears	“[x]” in “Cut-Off Date”	“[x]” in “Excess Servicing Fees”	“[x]” in “Retained Servicing Fee Shortfall”
September 13, 2012	April 30, 2020; provided, that if, September 13, 2018, there then exists an uncured Termination Event with respect to any affected Servicing Agreement in this Sale Supplement that is due to a servicer rating downgrade to “Below Average” or lower by S&P or to “SQ4” or lower by Moody’s, then the Servicing Fee Reset Date is September 13, 2018.	September 13, 2012	September 12, 2012	18.5	September 2012
September 28, 2012	April 30, 2020; provided, that if, as of September 28, 2018, there then exists an uncured Termination Event with respect to any affected Servicing Agreement in this Sale Supplement that is due to a servicer rating downgrade to “Below Average” or lower by S&P or to “SQ4” or lower by Moody’s, then the Servicing Fee Reset Date is September 28, 2018.	September 28, 2012	September 27, 2012	13.5	October 2012

Sale Supplement Date	“[Servicing Fee Reset Date]” where such reference appears in the definition of “Servicing Fee Reset Date”	“[Date]” wherever such term appears	“[x]” in “Cut-Off Date”	“[x]” in “Excess Servicing Fees”	“[x]” in “Retained Servicing Fee Shortfall”
December 26, 2012	April 30, 2020; provided, that if, as of December 26, 2018, there then exists an uncured Termination Event with respect to any affected Servicing Agreement in this Sale Supplement that is due to a servicer rating downgrade to “Below Average” or lower by S&P or to “SQ4” or lower by Moody’s, then the Servicing Fee Reset Date is December 26, 2018.	December 26, 2012	December 24, 2012	16.0	January 2013
March 13, 2013	April 30, 2020; provided, that if, as of March 13, 2019, there then exists an uncured Termination Event with respect to any affected Servicing Agreement in this Sale Supplement that is due to a servicer rating downgrade to “Below Average” or lower by S&P or to “SQ4” or lower by Moody’s, then the Servicing Fee Reset Date is March 13, 2019.	March 13, 2013	March 12, 2013	15.0	March 2013

Sale Supplement Date	“[Servicing Fee Reset Date]” where such reference appears in the definition of “Servicing Fee Reset Date”	“[Date]” wherever such term appears	“[x]” in “Cut-Off Date”	“[x]” in “Excess Servicing Fees”	“[x]” in “Retained Servicing Fee Shortfall”
May 21, 2013	April 30, 2020; provided, that if, as of May 21, 2019, there then exists an uncured Termination Event with respect to any affected Servicing Agreement in this Sale Supplement that is due to a servicer rating downgrade to “Below Average” or lower by S&P or to “SQ4” or lower by Moody’s, then the Servicing Fee Reset Date is May 21, 2019.	May 21, 2013	May 20, 2013	11.0	May 2013
July 1, 2013	April 30, 2020; provided, that if, as July 1, 2019, there then exists an uncured Termination Event with respect to any affected Servicing Agreement in this Sale Supplement that is due to a servicer rating downgrade to “Below Average” or lower by S&P or to “SQ4” or lower by Moody’s, then the Servicing Fee Reset Date is July 1, 2019.	July 1, 2013	June 30, 2013	10.5	July 2013

Sale Supplement Date	“[Servicing Fee Reset Date]” where such reference appears in the definition of “Servicing Fee Reset Date”	“[Date]” wherever such term appears	“[x]” in “Cut-Off Date”	“[x]” in “Excess Servicing Fees”	“[x]” in “Retained Servicing Fee Shortfall”
October 25, 2013	April 30, 2020; provided, that if, as October 25, 2019, there then exists an uncured Termination Event with respect to any affected Servicing Agreement in this Sale Supplement that is due to a servicer rating downgrade to “Below Average” or lower by S&P or to “SQ4” or lower by Moody’s, then the Servicing Fee Reset Date is October 25, 2019.	October 25, 2013	October 24, 2013	11.0	November 2013

4.2    Schedules I through and including VI to the Sale Supplement, dated as of February 10, 2012 are as set forth on Annex I hereto.
4.3    Schedules I through and including VI to the Sale Supplement, dated as of May 1, 2012 are as set forth on Annex II hereto.
4.4    Schedules I through and including VI to the Sale Supplement, dated as of August 1, 2012 are as set forth on Annex III hereto.
4.5    Schedules I through and including VI to the Sale Supplement, dated as of September 13, 2012 are as set forth on Annex IV hereto.
4.6    Schedules I through and including VI to the Sale Supplement, dated as of September 28, 2012 are as set forth on Annex V hereto.
4.7    Schedules I through and including VI to the Sale Supplement, dated as of December 26, 2012 are as set forth on Annex VI hereto.
4.8    Schedules I through and including VI to the Sale Supplement, dated as of March 13, 2013 are as set forth on Annex VII hereto.
4.9    Schedules I through and including VI to the Sale Supplement, dated as of May 21, 2013 are as set forth on Annex VIII hereto

4.10    Schedules I through and including VI to the Sale Supplement, dated as of July 1, 2013 are as set forth on Annex IX hereto.
4.11    Schedules I through and including VI to the Sale Supplement, dated as of October 25, 2013 are as set forth on Annex X hereto.
Section 5.    Servicer Ratings Increased Costs. Pursuant to Section 3 of Amendment No. 2, Seller agreed to pay to Holdings certain amounts in respect of “Increased Costs” (as defined in Amendment No. 2) resulting from any “SAF Downgrade Event” (as defined in Amendment No. 2). Seller hereby agrees to pay to Holdings, and Holdings hereby agrees to accept from Seller, $1,028,000 in immediately available funds on the Effective Date (such amount, the “Final Increased Cost Payment”) in full satisfaction of Seller’s past and future obligations in respect of Increased Costs pursuant to Section 3 of Amendment No. 2.
Section 6.    Escrow Accounts and Custodial Accounts.
6.1    Commencing as of the Effective Date until the Investment Rights Expiration Date, Seller shall exercise any rights under each MSRPA Servicing Agreement to direct the investment of amounts in any Custodial Account or Escrow Account (including the depositary institution where any such Custodial Account or Escrow Account is maintained) in accordance with Holdings’ directions subject to the terms of such MSRPA Servicing Agreement, the related Mortgage Loan Documents and Applicable Law.
6.2    Commencing as of the Effective Date until the Investment Rights Expiration Date, Seller shall (i) cooperate with NRM and the Purchasers to renegotiate the terms of Seller’s existing bank escrow and custodial contracts related to the MSRPA Servicing Agreements and (ii) provide Holdings and NRM such information as Holdings or NRM may reasonably request with respect to the existing Custodial Accounts and Escrow Accounts including, but not limited to, the following information: interest rates, rate reset frequency, interest rate fixed versus floating, if floating, formula to calculate floating rate, earnings credits, account maintenance fees, wiring fees, FDIC fees, volume of ACH payments, and escrow/custodial reconciliations.
6.3    As of the Effective Date, Holdings shall be responsible for all future costs of establishing and maintaining the Custodial Accounts and Escrow Accounts for the related MSRPA Servicing Agreement in accordance with the provisions of the related MSRPA Servicing Agreement. Holdings hereby agrees to pay to Seller, and Seller hereby agrees to accept from Holdings, $7,474,735 in immediately available funds on the Effective Date (such amount, the “Account Cost True-Up Payment”) in full satisfaction of the amount of the costs payable by the Purchasers or any affiliate thereof to Seller or any affiliate thereof on account of establishing and maintaining the Custodial Accounts and Escrow Accounts from the period commencing on the applicable Closing Dates to and including the Effective Date, including but not limited to, payment of all mortgagor interest payments related to the Escrow Accounts from and after the Effective Date.
Section 7.    Investment Income Earned on Amounts on Deposit in any Custodial Account or Escrow Accounts.

7.1    The Rights to MSRs held by Holdings include the right to receive any investment income earned on amounts on deposit in any Custodial Account or Escrow Account related to the MSRPA Servicing Agreements as of or after the applicable Closing Date pursuant to Section 2.5(a) of each Sale Supplement, but only to the extent the servicer is permitted to retain such investment income under the related MSRPA Servicing Agreement and under Applicable Law (such right, the “Float Payment Right”). Seller hereby agrees to pay to Holdings, and Holdings hereby agrees to accept from Seller, $13,011,836 in immediately available funds on the Effective Date (such amount, the “Float True-Up Payment”) in full satisfaction of the amount of the Float Payment not previously paid to Holdings in respect of the period from applicable Closing Dates to and including the Effective Date.
7.2    As of the Effective Date, the Purchasers shall be responsible for the payment of all future interest at the applicable stated rate on the funds on deposit in any Escrow Account that is payable to any Mortgagor under such MSRPA Servicing Agreement or under Applicable Law.
Section 8.    Third Party Consents for Transfers to NRM Pursuant to the Transfer Agreement.
8.1    The parties hereto hereby agree to use best efforts to obtain all Third Party consents necessary or desirable to transfer the Seller Servicing Rights in respect of each MSRPA Servicing Agreement to NRM pursuant to the Transfer Agreement as quickly as possible. NRM shall not be required, however, to obtain ratings from any rating agencies to comply with its obligations under this Section 8.1. The parties agree to act in a coordinated manner in obtaining such Third Party Consents such that the purposes of this Agreement are not frustrated.
8.2    Seller will fully involve NRM and its representatives and advisors in the diligence plan and processes relating to obtaining Third Party Consents. Seller will provide ongoing updates to NRM and its representatives and advisors as to the progress of obtaining such Third Party Consents including, but not limited to, written weekly progress reports detailing the following, among other fields to be determined, (i) the “Shared Costs” (as defined below) incurred to date, (ii) estimated future “Shared Costs” and the estimated timing of incurring such Shared Costs, (iii) an updated count of diligenced MSRPA Servicing Agreements, (iv) an updated “consent tracker” showing consents received and the status of consents that have been requested but not yet delivered, (v) a description of the MSRPA Servicing Agreements in respect of which the Transfer Date has occurred. Seller will consult with NRM and its representatives and advisors regarding the framework for obtaining Third Party Consents (including, but not limited to, the determination of any applicable due diligence fields and the methodology to the preparation, negotiation and distribution of applicable consents and notices), the budgeting expenses and any potential changes in the methodology of the project and the policies and procedures for obtaining Third Party Consents.
8.3    Seller will instruct the holders of any Third Party Consents, any rating agencies, Custodians, Trustees and their representatives and advisors to (i) recognize NRM as a full, interested party in the relevant servicing transaction, (ii) include NRM in correspondence, and (iii) provide NRM and its advisors and representatives with full access to all documentation and permit communications, in each case, regarding servicing transfers in respect of the MSRPA Servicing Agreements.

8.4    Seller will pay the first $5.0 million of costs relating to Servicing Agreement diligence and other costs related to (i) mutually beneficial aspects of the Third Party Consent process for transfers to NRM pursuant to the Transfer Agreement and (ii) the Third Party Consent process for transfers to third parties pursuant to Section 9.3 hereof. Thereafter, Seller and NRM will equally share in the reasonable, documented out-of-pocket costs in excess thereof. The $5.0 million of costs paid by Seller and the shared costs contemplated by the preceding sentence are referred to herein as the “Shared Costs”. The “Shared Costs” do not include legal expenses of Seller and its affiliates or NRM and its affiliates for any particular matter, event or issue in connection with obtaining the Third Party Consents or the transfers of servicing to NRM if both Seller (and/or any affiliate) and NRM (and/or any affiliate) determine it is reasonably necessary or appropriate to for such parties to separately incur legal expenses for such matter, event or issue (including, without limitation, the negotiation and execution of the Related Agreements).
8.5    Seller and NRM shall consult with each other prior to the payment of any fees (other than legal fees and expenses) payable to any third party in connection with the delivery of any Third Party Consent. Either Seller or NRM may instruct the other party to cease incurring any particular type of future Shared Costs on reasonable advance written notice to such other party; provided, however that no party may prevent any Seller Servicing Right from becoming a Transferred Servicing Right by refusing to allow the incurrence of Shared Costs constituting customary fees, expenses or costs of a trustee or rating agency in respect of any Securitization Transaction related to any such MSRPA Servicing Agreement necessary to complete such transfer.
8.6    The provisions of this Section 8 shall govern the allocation of costs of obtaining Third Party Consents in connection with the transfer of servicing to NRM pursuant to the Transfer Agreement notwithstanding any provision in the contrary in the MSR Purchase Agreement or Sale Supplements.
8.7    The Seller and the Purchasers agree to use best efforts to enter into the New RMSR Agreement promptly following the execution hereof but, in any event, no later than the expiration of the Option #1 Exercise Deadline for the initial Group. The New RMSR Agreement shall be drafted and entered into in accordance with the documentation principles set forth on Exhibit 8 attached hereto.
Section 9.    Consent Non-Delivery Determination Dates.
9.1    If the Consent Non-Delivery Determination Date occurs in respect of any Group, Holdings may, in its sole and absolute discretion, pay Seller an amount equal to the Fee Restructuring Payment in respect of such Group on or before the Option #1 Exercise Deadline for such Group. In such a circumstance, Holdings shall pay the Fee Restructuring Payment by wire transfer of immediately available funds prior to the end of the Option #1 Exercise Deadline to Seller’s account in the USVI pursuant to written instructions to be provided by Seller. Upon Holdings’ payment of the Fee Restructuring Payment in respect of any Group to Seller: (i) Seller shall service the related Mortgage Loans and perform its obligations under such Group, in accordance with the New RMSR Agreement and (ii) each MSRPA Servicing Agreement in such Group shall cease to be a “Deferred Servicing Agreement” for purposes of the MSR Purchase Agreement and Sale Supplements (although nothing shall impair the prior valid transfers of the Rights to MSRs, equity interests in

Advance SPEs and Transferred Receivables Assets thereunder). Holdings’ option to pay Seller an amount equal to the Fee Restructuring Payment in respect of any Group as described above is referred to herein as the “Fee Restructuring Payment Option”.
9.2    If Holdings has not exercised the Fee Restructuring Payment Option for any Group before the Option #1 Exercise Deadline for such Group, Seller may, at its option in its sole and absolute discretion, purchase the following from the Purchasers in respect of such Group: (i) the Rights to MSRs at a purchase price in cash or other immediately available funds equal to (A) the greater of the related Average Third Party Mark and the related Internal Mark minus (B) an amount equal to the Fee Restructuring Payment for such Group and (ii) all related Transferred Receivables Assets at a purchase price in cash or other immediately available funds equal to the outstanding balance of such Transferred Receivables Assets. Seller’s option to purchase the Rights to MSRs and Transferred Receivables Assets in respect of any Group as described above is referred to herein as the “Purchase Option”. In order to exercise the Purchase Option for any Group, (i) Seller shall give written notice in respect thereof on before the Option #2 Exercise Deadline for such Group and (ii) Seller and Purchasers shall work in good faith to consummate such Purchase Option as soon as practicable (but, in any event, within fifteen (15) days (or, if Seller needs to obtain financing, thirty (30) days)) after the Purchasers’ receipt of such written notice from Seller.
9.3    If (x) Holdings has not exercised the Fee Restructuring Payment Option for any Group before the related Option #1 Exercise Deadline, and (y) Seller has not exercised the Purchase Option for any Group before the related Option #2 Exercise Deadline, the Purchasers and their affiliates may, at their option, in their sole and absolute discretion, market the related Servicing Rights for such Group (including the Rights to MSRs and any Transferred Receivables Assets) to any third parties. The following shall apply in the event of any such marketing:
(a)    Purchasers shall deliver to Seller (i) all written term sheets, written offers submitted by third parties (including, in each case, those submitted in electronic form) and any non-disclosure agreements, in each case, in connection with such marketing promptly following its receipt thereof, and (ii) on a weekly basis, a written report (which may be delivered via email) generally describing the marketing process and any other written indications of interest that the Purchasers have received in connection with such marketing.
(b)    Before the execution of the definitive documentation for any such sale in accordance with clause (f) below, so long as such winning bid is greater than or equal to the related Reservation Price, Seller will have the option to purchase the related Rights to MSRs in respect of such Group at the highest third party bid obtained minus the applicable Fee Restructuring Payment. If the winning bid is less than the related Reservation Price and the Purchasers desire, in their sole and absolute discretion, to proceed with the sale, Seller shall have the option to purchase the related Rights to MSRs in respect of such Group at the highest third party bid obtained. If Seller does purchase such Rights to MSRs for such Group, Seller will also be required to purchase the related Transferred Receivables Assets for a price equal to the outstanding balance thereof. Holdings shall select the winning bid for any particular potential sale.

(c)    If the Servicing Rights (including the Rights to MSRs and any Transferred Receivables Assets) are instead sold to a third party, Holdings shall (i) pay Seller an amount equal to the Fee Restructuring Payment in respect of such MSRPA Servicing Agreement on the related closing date and (ii) use reasonable efforts to encourage such third party to engage Seller as a subservicer in respect of such MSRPA Servicing Agreement. The Purchasers are entitled to all proceeds of such sale so long as Holdings pays to Seller the Fee Restructuring Payments in respect of the applicable MSRPA Servicing Agreements as contemplated by the preceding sentence.
(d)    Immediately before any such sale to any third party or to Seller pursuant to this Section 9.3(b), Purchasers and any applicable affiliates will transfer to Seller the related Rights to MSRs and the related Transferred Receivables Assets. Each of the parties hereto acknowledges and agrees that any such transfer to Seller before a transfer to a third party is effectuated by Seller merely as an accommodation party in order to facilitate the transfer of such Rights to MSRs and related Transferred Receivables Assets to a third party in accordance with this Section 9.3, and as a result Seller will not acquire beneficial economic ownership of such Rights to MSRs or related Transferred Receivables Assets for tax purposes.
(e)    In order to exercise the purchase option under Section 9.3(b), (i) Seller shall give written notice in respect thereof within three (3) Business Days after the date bids are provided to Seller, and (ii) Seller and Purchasers shall work in good faith to consummate such Purchase Option as soon as practicable (but, in any event, within fifteen (15) days (or, if Seller needs to obtain financing, thirty (30) days)) after the Purchasers’ receipt of such written notice from Seller.
(f)    In the case of marketing and sale of Servicing Rights to a third party pursuant to this Section 9.3, Seller shall (and shall cause its applicable affiliates to) cooperate in connection with such marketing and sale. The definitive documentation for any such sale shall be in the form of a Third Party Purchase Agreement. Seller shall, promptly following Holdings’ request therefor, execute and deliver a Third Party Purchase Agreement in connection with such any sale to a third party. In addition, Seller shall use the same level of efforts to obtain any consents to effect any transfer of Servicing Rights to any third party as contemplated by this Section 9.3 as it is required to use pursuant to Sections 8.1, 8.2, and 8.3 hereof in connection with any proposed transfers to NRM.
(g)    Seller and Holdings will equally share in the out-of-pocket costs of marketing any Servicing Rights and transferring such Servicing Rights to any third party as contemplated by this Section 9.3 (including legal fees associated with negotiation of a Third Party Purchase Agreement with a third party buyer, Third Party Consent fees, and broker fees). Seller and Holdings shall consult with each other regarding the incurrence of any costs prior to incurring such costs.
9.4    If, after the Option #2 Exercise Deadline for any Group, the Purchasers and their affiliates market the related Servicing Rights for any Group as contemplated by Section 9.3 above and the Purchasers determine that such marketing is not satisfactory for any reason (or if the

Purchasers otherwise determine that such marketing will not be satisfactory), (i) Holdings may, on notice to Seller, exercise the Fee Restructuring Payment Option for such Group on or before the second (2nd) Business Day (or such earlier time as designated by Holdings to Seller) after such determination (or (ii) if Holdings does not exercise the Fee Restructuring Payment Option on or before such second (2nd) Business Day (or such earlier time as designated by Holdings to Seller), Seller may, on notice to Holdings, exercise the Purchase Option for such Group at any time during the next six (6) Business Days. Seller and Purchasers shall work in good faith to consummate such Purchase Option as soon as practicable (but, in any event, within fifteen (15) days (or, if Seller needs to obtain financing, thirty (30) days)) after the Purchasers’ receipt of such written notice from Seller.
9.5    Holdings may exercise the Fee Restructuring Payment Option in respect of any Group (i) at any time during the period commencing at the related Consent Non-Delivery Determination Date for such MSRPA Servicing Agreement and ending at the Option #1 Exercise Deadline for such Group and (ii) otherwise in accordance with Section 9.4.
9.6    Seller may exercise the Purchase Option in respect of any Group (i) at any time during the period commencing after the related Option #1 Exercise Deadline for such Group and ending at the Option #2 Exercise Deadline for such Group and (ii) otherwise in accordance with Section 9.4.
9.7    In the event of any transfer of Rights to MSRs and any Transferred Receivables Assets by any Purchaser or any affiliate of any Purchaser pursuant to Section 9.3(d), such transfer will be made pursuant to a transfer agreement substantially in the form attached hereto as Exhibit 3A. In the event of any sale of Rights to MSRs and any Transferred Receivables Assets by any Purchaser or any affiliate of any Purchaser pursuant to Section 9.2, 9.3(b) or 9.4 hereof, such sale will be made pursuant to a sale agreement substantially in the form attached hereto as Exhibit 3B.
9.8    The Purchasers shall not have any obligation (i) to sell any Rights to MSRs or any Transferred Receivables Assets or (ii) permit the sale of the related Servicing Rights, as applicable, pursuant to Section 9.2, 9.3 or 9.4 hereof unless and until the Purchasers and any applicable affiliates have received all necessary consents under any applicable SAF or mortgage servicing fee financing transaction. The Purchasers will use best efforts to obtain such necessary consents but shall not be required to refinance any indebtedness in connection with using such best efforts.
9.9    Upon any sale of Rights to MSRs or any Transferred Receivables Assets in accordance with this Section 9.2, 9.3 or 9.4, the related MSRPA Servicing Agreement shall cease to be a Deferred Servicing Agreement or otherwise subject to the MSR Purchase Agreement and Sale Supplements.
9.10    Holdings and Seller shall each pay 50% of the costs of any appraisals from Approved Third Party Appraisers in connection with this Section 9. Holdings or its affiliates shall engage the Approved Third Party Appraisers in good faith for purposes of any delivery of third party appraisals for purposes of this Section 9.

9.11    Until the earliest of the applicable closing date upon which (x) Holdings exercises the Fee Restructuring Payment Option for any MSRPA Servicing Agreement, (y) the parties have caused such MSRPA Servicing Agreement to cease to be a Deferred Servicing Agreement or otherwise subject to the MSR Purchase Agreement and Sale Supplements pursuant to Section 9.2, 9.3 or 9.4 above or (z) the Transfer Date for such MSRPA Servicing Agreement occurs, such MSRPA Servicing Agreement shall continue to be a “Deferred Servicing Agreement” for purposes of the MSR Purchase Agreement and the applicable Sale Supplement.
Section 10.    Standstill; Conditional Waivers of Specified Termination Events.
10.1    Each of the Purchasers agrees that from the Effective Date until the end of the Standstill Period, it will not exercise any contractual rights or remedies under the MSR Purchase Agreement or any Sale Supplement in respect of any Specified Termination Event unless, with respect to a continuing Termination Event in an affected Servicing Agreement, Purchaser determines in good faith that a trustee (or other party entitled to terminate) intends to terminate Seller or its related affiliate as servicer under such affected MSRPA Servicing Agreement. In the case of such a good faith determination of termination, the Purchasers may exercise all contractual rights under the MSR Purchase Agreement and the relevant Sale Supplements with respect to such affected MSRPA Servicing Agreement. Seller agrees to promptly notify Holdings (and to deliver to Holdings a copy of any written notification) of any communication received by Seller from a trustee (or other party entitled to terminate) under an affected Servicing Agreement relating to a solicitation of holders for a vote or request for direction or any communication from or on behalf of a trustee under any Deferred Servicing Agreement that such trustee (or other party entitled to terminate) has an intention to terminate Seller’s appointment as servicer under such Deferred Servicing Agreement provided that a solicitation of holders for a vote or request for direction regarding termination of Seller’s appointment as servicer shall not necessarily evidence, but could evidence depending on the language and the circumstances, intent of such trustee (or other party entitled to terminate) to terminate.
10.2    If the Specified Condition is satisfied prior to the end of the Full Waiver Eligibility Period, each Specified Termination Event shall be automatically waived by each of the Purchasers without any further action by the Purchasers.
10.3    Each of the Purchasers further agrees that, from the Effective Date until the end of the Standstill Period, it will not exercise any rights to cause a Servicing Rights Transfer to Holdings as contemplated by Section 2.2 of the Sale Supplements.
10.4    Nothing in this Section 10 shall in any way limit the right of the Purchasers to exercise any contractual rights or remedies at any time under the MSRPA Purchase Agreement or any Sale Supplement in respect of any Termination Event other than the Specified Termination Events.
Section 11.    Sale of Rights to MSRs and Transferred Receivables Assets in Respect of the Designated Servicing Agreements.
11.1    Seller has agreed to buy and Purchaser has agreed to sell, transfer and assign (or cause the its applicable Affiliate(s) to sell, transfer and assign) to Seller all right title and interest of such Person in and to the Rights to MSRs and Transferred Receivables Assets in respect of each Designated Servicing Agreements promptly following the date on which the Purchasers have received all necessary consents under any applicable SAF or mortgage servicing fee financing transaction for such sale at a purchase price in cash or other immediately available funds equal the sum of (i) the related Designated Servicing Agreement Price, (ii) the outstanding balance of the related Transferred Receivables Assets, and (iii) the outstanding balance of all deferred and unpaid Servicing Fees under such Designated Servicing Agreement.
11.2    In the event of any sale of Rights to MSRs or any Transferred Receivables Assets by any Purchaser or any affiliate of any Purchaser pursuant to Section 11.1 above, such sale will be made pursuant to a sale agreement substantially in the form attached hereto as Exhibit 3B.
11.3    Upon any sale of Rights to MSRs or any Transferred Receivables Assets in accordance with this Section 11, the related MSRPA Servicing Agreement shall cease to be a Deferred Servicing Agreement or otherwise subject to the MSR Purchase Agreement and Sale Supplements.
Section 12.    Conditions Precedent to Effectiveness of this Agreement. This Agreement shall become effective on the date first set forth above upon the latest to occur of the following:
12.1    Seller’s, the Purchasers’ and NRM’s receipt of a copy of this Agreement duly executed by each of the parties hereto;
12.2    Seller’s, the Purchasers’ and NRM’s receipt of a copy of the Transfer Agreement and the NRM Subservicing Agreement duly executed by each of the parties thereto;
12.3    New Residential Investment Corp. and Ocwen Financial Corporation have entered into a mutually acceptable Transaction Agreement, dated as of the Effective Date, relating to New Residential Investment Corp.’s acquisition of certain common stock of Ocwen Financial Corporation; and
12.4    Holdings’ receipt of an amount equal to $6,565,101 (an amount equal to (i) the Float True-Up Payment payable to Holdings, plus (ii) the Final Increased Cost Payment payable to Holdings minus (iii) the amount of the Account Cost True-Up payable to Seller).
Section 13.    Representations and Warranties of Seller to the Purchasers and NRM. Seller hereby represents and warrants to the Purchasers and NRM as follows as of the Effective Date:
13.1    It is duly organized and validly existing under the laws of the State of Delaware and has all requisite power and authority to execute, deliver and perform this Agreement, the Related Agreements and each other document contemplated hereby to which it is a party and to consummate the transactions herein and therein contemplated.
13.2    The execution, delivery and performance of this Agreement, the Related Agreements and each such other document contemplated hereby, and the consummation of such transactions have been duly authorized by it and this Agreement and each such other document contemplated hereby constitute its legal, valid and binding obligation, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law).
13.3    The execution, delivery and performance of this Agreement, the Related Agreements and the consummation of the transactions contemplated hereby do not and will not conflict with the provisions of its governing instruments and will not violate any provisions of applicable law or regulation or any order of any court or regulatory body and will not result in the breach of, or constitute a default, or require any consent, under any material agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected.
13.4    As of the Effective Date, the Seller is not “insolvent” (as such term is defined in Section 101(32)(A) of the U.S. Bankruptcy Code).
13.5    Seller is not entering into the transactions contemplated by this Agreement with any intent to hinder, delay or defraud any of its creditors.
13.6    The aggregate consideration received by Seller pursuant to the transactions contemplated by this Agreement is fair consideration having reasonably equivalent value to the value of the rights and interests transferred hereunder and thereunder.
13.7    Purchasers have a perfected security interest in the Collateral (as defined in the Sale Supplements).
13.8    Seller has not created or granted a Lien or other adverse claim in the Rights to MSRs in respect of any MSRPA Servicing Agreement to any Person since the Sale Date under the applicable Sale Supplement.
Section 14.    Representations and Warranties of the Purchasers and NRM to Seller. Each of the Purchasers and NRM hereby represents and warrants to Seller as follows as of the Effective Date:
14.1    It is duly organized and validly existing under the laws of the State of Delaware and has all requisite power and authority to execute, deliver and perform this Agreement, the Related Agreements and each other document contemplated hereby to which it is a party, as applicable, and to consummate the transactions herein and therein contemplated.
14.2    The execution, delivery and performance of this Agreement, the Related Agreements and each such other document contemplated hereby and the consummation of such transactions, as applicable, have been duly authorized by it and this Agreement, the Related Agreements and each such other document contemplated hereby constitute its legal, valid and binding obligation, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law).

14.3    The execution, delivery and performance of this Agreement, the Related Agreements and the consummation of the transactions contemplated hereby, as applicable, do not and will not conflict with the provisions of its governing instruments and will not violate any provisions of applicable law or regulation or any order of any court or regulatory body and will not result in the breach of, or constitute a default, or require any consent, under any material agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected.
14.4    Holdings represents that it may amend, under the terms of the applicable agreements, the existing SAF transactions to permit the financing of monthly advances and servicing advances arising under the related MSRPA Servicing Agreements currently subject to such SAFs after giving effect to the related Transfer Dates.
14.5    As of the Effective Date, each Purchaser and NRM are not “insolvent” (as such term is defined in Section 101(32)(A) of the U.S. Bankruptcy Code).
14.6    Neither NRM nor any Purchaser is entering into the transactions contemplated by this Agreement with any intent to hinder, delay or defraud any of its creditors.
14.7    The aggregate consideration received by NRM and each Purchaser pursuant to the transactions contemplated by this Agreement is fair consideration having reasonably equivalent value to the value of the rights and interests transferred hereunder and thereunder.
Section 15.    Termination.
15.1    This Agreement shall terminate in full upon the earliest of (i) the occurrence of the Transfer Date in respect of all MSRPA Servicing Agreements, (ii) the date on which either NRM or Seller gives written notice the other party that it is terminating the NRM Subservicing Agreement in accordance with the terms thereof (provided that, solely in the case of a notice of termination of the NRM Subservicing Agreement from NRM to Seller delivered in connection with Section 5.1(b) of the NRM Subservicing Agreement, (x) this Agreement will not terminate if NRM provides simultaneous notice to Seller to the effect that both this Agreement and the Transfer Agreement are not also terminated, and (y) if no notice under prior clause (x) is given, this Agreement and the Transfer Agreement will terminate on the last Successor Transfer Date (as defined in the NRM Subservicing Agreement), (iii) the written agreement of each of the parties hereto to terminate this Agreement, and (iv) January 23, 2019. Except as provided in Section 15.2, the termination of this agreement shall not terminate or otherwise alter the parties’ rights and obligations under the MSR Purchase Agreement and the Sale Supplements.
15.2    If the NRM Transfer Date occurs in respect of all MSRPA Servicing Agreements, each of the MSR Purchase Agreement and each Sale Supplement shall be terminated. The termination of the MSR Purchase Agreement and each Sale Supplement in accordance with this clause (b) shall not modify any prior sales and assignments of Rights to MSRs; equity interests in Advance SPEs and Transferred Receivables Assets pursuant to the MSR Purchase Agreement and the Sale Supplements. All rights and obligations of the parties to the MSR Purchase Agreement and the Sale Supplements that expressly survive the termination of any such agreement shall survive any termination contemplated by this clause (b).

15.3    The agreements, rights and obligations of the parties hereto under the following provisions of this Agreement shall survive termination of this Agreement: Section 1, Section 2, Section 3, Section 4, Section 5, Section 6, Section 7, Section 8.4, Section 9.10, Section 10.2, Section 13, Section 14, and Section 16.
Section 16.    Miscellaneous.
16.1    Cooperation with Financings. Seller hereby agrees to cooperate with the Purchasers, the Purchasers’ subsidiaries, NRM, their respective financing sources, any applicable underwriters, any applicable auditors, any applicable rating agencies and any applicable third parties (for example valuation agents and/or trustees) as applicable and consistent with past practices, in the execution, delivery and performance of servicing advance facility agreements and mortgage servicing right financing facility agreements reasonably requested by Purchasers, the Purchasers’ subsidiaries and NRM, as applicable, (including, without limitation, the execution, delivery and performance of servicing advance financings substantially similar to the existing servicing advance financing facilities related to the MSRPA Servicing Agreements) in connection with the transactions contemplated by the MSR Purchase Agreement and Sale Supplements (including any amendments related to the financing facilities (i) as contemplated by Section 9 in connection with any transfer) hereunder and (ii) the other transactions contemplated by the Related Agreements. Seller shall not be required to provide covenants, representations or agreements except those that are substantially the same as Seller has provided in connection with existing servicing advance facilities and mortgage servicing rights financing facilities related to the MSRPA Servicing Agreement. Neither Seller nor any affiliate thereof shall be entitled to additional compensation in connection with the execution, delivery and performance of such servicer advance financing facility agreements. ***.
16.2    Limited Effect. Except as expressly set forth above or in the attachments hereto, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, claim, cause of action, power or remedy of any party hereto, whether arising before or after the Effective Date, or constitute a waiver of any provision of any other agreement.
16.3    Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but the same instrument. Any signature page to this Agreement containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.
16.4    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

16.5    Headings. The descriptive headings of the various sections of this Agreement are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions thereof.
16.6    Severability. The failure or unenforceability of any provision hereof shall not affect the other provisions of this Agreement. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
16.7    Further Assurances. Each party hereto shall execute and deliver in a reasonable timeframe such reasonable and appropriate additional documents, instruments or agreements and take such reasonable actions as may be necessary or appropriate to effectuate the purposes of this Agreement at the request of any other party hereto.
16.8    Exhibits and Schedules. The exhibits and schedules to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.
16.9    No Offset. No party hereto shall have any right to offset against any amount payable hereunder or other agreement to any other party, or otherwise reduce any amount payable hereunder as a result of, any amount owing by any other party hereto or any of its Affiliates to such party or any of its Affiliates.
16.10    Notices. All communications, notices, consents, waivers, and other communications under this Agreement, the MSR Purchase Agreement and the Sale Supplements must be in writing and be given in person or by means of facsimile or email (with request for assurance of receipt in a manner typical with respect to communications of that type), by overnight courier or by mail, and shall become effective: (a) on delivery if given in person; (b) on the date of transmission if sent by facsimile or email; (c) one (1) Business Day after delivery to the overnight service; or (d) four (4) Business Days after being mailed, with proper postage and documentation, for first-class registered or certified mail, prepaid.
Notices shall be addressed as follows:
If to Seller, to:

Ocwen Loan Servicing, LLC
1661 Worthington Road, Suite 100
West Palm Beach, FL 33409
Attention: Secretary
Telecopy Number: ***
Confirmation Number: ***

If to Holdings, to:

HLSS Holdings, LLC
c/o New Residential Investment Corp.
1345 Avenue of the Americas, 45th Floor
New York, New York 10105
Attention: ***
Telephone: ***
Email: ***

If to MSR – EBO, to:

HLSS MSR – EBO Acquisition LLC
c/o New Residential Investment Corp.
1345 Avenue of the Americas, 26th Floor
New York, New York 10105
Attention: ***
Telephone: ***
Email: ***

If to NRM, to:

New Residential Mortgage LLC
1345 Avenue of the Americas, 26th Floor
New York, New York 10105
Attention: ***
Telephone: ***
Email: ***

provided, however, that if any party shall have designated a different address by notice to the others, then to the last address so designated.
16.11    Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby and thereby and supersedes any and all prior agreements, arrangements and understandings, both written and oral, between the parties relating to the subject matter hereof and thereof.
16.12    Submission to Jurisdiction. EACH OF THE PARTIES HERETO IRREVOCABLY (I) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY MATTERS CONTEMPLATED HEREBY; (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THE DEFENSE OF AN INCONVENIENT FORUM IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT; (III) CONSENTS TO

SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER OR BY ANY OTHER MANNER IN ACCORDANCE WITH LAW; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
16.13    Waiver of Jury Trial. EACH PARTY HERETO IRREVOCABLY AND ABSOLUTELY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE IN CONNECTION WITH, ARISING UNDER OR RELATING TO THIS AGREEMENT OR ANY MATTERS CONTEMPLATED HEREBY, AND AGREES TO TAKE ANY AND ALL ACTION NECESSARY OR APPROPRIATE TO EFFECT SUCH WAIVER.
16.14    No Strict Construction. The parties agree that the language used in this Agreement and the Related Agreements is the language chosen by the parties to express their mutual intent and that no rule of strict construction is to be applied against either party. The parties and their respective counsel have reviewed and negotiated the terms of this Agreement and the Related Agreements.
16.15    Costs and Expenses. Except as otherwise expressly set expressly in this Agreement or the Related Agreements, each party hereto shall be responsible for its own costs and expenses incurred in connection with the negotiation and execution of this Agreement and all documents relating thereto.
16.16    Assignment; No Third−Party Beneficiaries.
(a)    This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
(b)    This Agreement may not be assigned or otherwise transferred by operation of law or otherwise by any Purchaser or Seller without the express written consent of all parties to this Agreement and any such assignment or attempted assignment without such consent shall be void; provided, however, that (i) a Purchaser may pledge its rights to any Person providing financing to such Purchaser or its Affiliates without the express written consent of Seller, and (ii) without limiting any other transfers that otherwise do not require the consent of Seller, following a Transfer Date, a Purchaser or any assignee or transferee thereof may transfer all or any interest in the Rights to MSRs or any Transferred Receivables Assets to any Person without the express written consent of Seller.
(c)    This Agreement may not be assigned by NRM without the express written consent of Seller and any such assignment or attempted assignment without such consent shall be void except that NRM may assign or otherwise transfer any of its rights and obligations hereunder without the consent of Seller to any direct or indirect wholly-owned subsidiary of New Residential Investment Corp. that has been approved by and is in good standing with Fannie Mae, Freddie Mac and each applicable State Agency (as defined in the Transfer Agreement), as necessary, in order to acquire the Servicing Rights (as defined in the Transfer Agreement) pursuant to the Transfer

Agreement, in any case, so long as such assignment and transfer does not materially delay the occurrence of the Transfer Dates contemplated by this Agreement and the Transfer Agreement.
(d)    This Agreement is otherwise solely for the benefit of the parties hereto, and no provision of this Agreement shall be deemed to confer upon any other Person any remedy, claim, liability, reimbursement, cause of action or other right.
16.17    Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. All parties hereto are entitled, without limiting their other remedies and without the necessity of proving actual damages or posting any bond, to equitable relief, including the remedy of specific performance or injunction, with respect to any breach or threatened breach of such covenants. Such relief shall be in addition to, and not in lieu of, all other remedies available at law or in equity to each party under this Agreement, the MSR Purchase Agreement, the Sale Supplements, the Transfer Agreement, the New RMSR Agreement or any agreement related thereto.
16.18    Amendment; Waivers. No amendment or modification of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. The failure of a party hereto at any time or times to require performance of any provision hereof or claim damages with respect thereto shall in no manner affect its right at a later time to enforce the same. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be executed and delivered by its respective signatory thereunto duly authorized as of the date above written.
OCWEN LOAN SERVICING, LLC

By:    /s/ John P Kim
Name: John P Kim
Title: Senior Vice President

Signature Page to Master Agreement

HLSS HOLDINGS, LLC
By: HLSS Roswell, LLC, its sole member

By: /s/ Matthew Gabriel Hoffman-Johnson
Name: Matthew Gabriel Hoffman-Johnson
Title: Attorney-In-Fact, Agent and Authorized Signatory

Signature Page to Master Agreement

HLSS MSR – EBO ACQUISITION LLC

By:    New Residential Investment Corp., its sole     member

By: /s/ Matthew Gabriel Hoffman-Johnson
Name: Matthew Gabriel Hoffman-Johnson
Title: Attorney-In-Fact, Agent and Authorized Signatory

Signature Page to Master Agreement

NEW RESIDENTIAL MORTGAGE LLC

By:    New Residential Investment Corp., its sole     member

By: /s/ Matthew Gabriel Hoffman-Johnson
Name: Matthew Gabriel Hoffman-Johnson
Title: Attorney-In-Fact, Agent and Authorized Signatory

Signature Page to Master Agreement

SCHEDULE 1
Previously Executed Amendments

1.
Amendment to Master Servicing Rights Purchase Agreement and Sale Supplements, dated as of December 26, 2012, among Ocwen Loan Servicing, LLC, as Seller, HLSS Holdings, LLC, as a Purchaser, and Home Loan Servicing Solutions, Ltd., as a Purchaser.

2.	Amendment to Sale Supplements, dated as of July 1, 2013 among Ocwen Loan Servicing, LLC, as Seller, HLSS Holdings, LLC, as a Purchaser, and Home Loan Servicing Solutions, Ltd., as a Purchaser.

3.	Amendment to Sale Supplement, dated as of September 30, 2013 among Ocwen Loan Servicing, LLC, as Seller, HLSS Holdings, LLC, as a Purchaser, and Home Loan Servicing Solutions, Ltd., as a Purchaser.

4.	Amendment to Sale Supplements, dated as of February 4, 2014 among Ocwen Loan Servicing, LLC, as Seller, HLSS Holdings, LLC, as a Purchaser, and Home Loan Servicing Solutions, Ltd., as a Purchaser.

5.
Amendment No. 2 to Master Servicing Rights Purchase Agreement and Sale Supplements, dated as of April 6, 2015, among Ocwen Loan Servicing, LLC, as Seller, HLSS Holdings, LLC, as a Purchaser, and Home Loan Servicing Solutions, Ltd., as a Purchaser, and HLSS MSR – EBO Acquisition LLC, as Buyer.

6.	February 2017 Amendment dated as of February 17, 2017 among Ocwen Loan Servicing, LLC, as Seller, HLSS Holdings, LLC, as a Purchaser, and HLSS MSR – EBO Acquisition LLC, as a Purchaser.

SCHEDULE 2
LUMP-SUM PAYMENT PERCENTAGES

Transfer Date Month	Lump-Sum Payment Percentages, in basis points
Apr-2017	37.2
May-2017	36.6
Jun-2017	36.1
Jul-2017	35.5
Aug-2017	34.9
Sep-2017	34.4
Oct-2017	33.9
Nov-2017	33.3
Dec-2017	32.8
Jan-2018	32.2
Feb-2018	31.5
Mar-2018	30.8
Apr-2018	30.1
May-2018	29.4
Jun-2018	28.6
Jul-2018	27.8
Aug-2018	27.0
Sep-2018	26.2
Oct-2018	25.3
Nov-2018	24.4
Dec-2018	23.5
Jan-2019	22.7
Feb-2019	21.9
Mar-2019	21.1
Apr-2019	20.3
May-2019	19.5
Jun-2019	18.7
Jul-2019	17.8
Aug-2019	16.8
Sep-2019	15.8
Oct-2019	14.6
Nov-2019	13.3
Dec-2019	12.0
Jan-2020	10.6
Feb-2020	8.9
Mar-2020	7.1
Apr-2020	5.2

Schedule 3
Wire Instructions
In the case of any payment to Seller:
Name of Bank:        ***
***
ABA Number:         ***
Name of Account:    ***
Account Number:     ***
Reference:         ***

In the case of any payment to Holdings:
Acct #: ***
Acct Name: ***
ABA #: ***
Bank Name: ***

In the case of any payment to MSR-EBO:
Acct #: ***
Acct Name: ***
ABA #: ***
Bank Name: ***

In the case of any payment to NRM:
Acct #: ***
Acct Name: ***

ABA #: ***
Bank Name: ***

EXHIBIT 1

Group Selection Procedures

Unless otherwise agreed in writing between Seller and Holdings, each “Group” shall be determined as follows:

•
On each Designation Date, Holdings shall designate a “Group” which shall consist of all of the MSRPA Servicing Agreements for which the Consent Non-Delivery Determination Date occurred on or after the most recent Designation Date (or, in the case of the initial Designation Date, on or after the Effective Date) and prior to such Designation Date.

•	On the one-year anniversary of the Effective Date, Holdings shall designate additional Groups in accordance with the following procedures:

o
The number of Groups designated on such date will be equal to the quotient (rounded up to the next whole number) of (i) the Grouping UPB (as defined below) divided by (ii) $15.0 billion. For example, if the Grouping UPB is $33.0 billion, there will be three (3) Groups.

▪	If the number of Groups is two (2) or greater, the Fee Restructuring Payments allocable to such Groups shall be determined as set forth below.

o	Holdings will then determine the MSRPA Servicing Agreements allocated to each Group based on the related Delinquency Rates (as defined below) for such MSRPA Servicing Agreements such that:

▪
the amount of the Grouping UPB allocated to any particular Group is substantially the same (it being understood that each such allocated amount of the Grouping UPB may vary by Groups by up to 10%); and

▪
the MSRPA Servicing Agreements allocated to any particular Group are allocated based on the related Delinquency Rates of such MSRPA Servicing Agreement. By way of example, if there are three Groups, (i) the MSRPA Servicing Agreements (by Grouping UPB) with the lowest Delinquency Rates will be allocated to one Group, (ii) the MSRPA Servicing Agreements (by Grouping UPB) with the middle Delinquency Rates will be allocated to one Group and (iii) the MSRPA Servicing Agreements (by Grouping UPB) with the highest Delinquency Rates will be allocate to one Group.

For purposes hereof, the following terms shall have the following meanings:

“Delinquency Rate” means, for any MSRPA Servicing Agreement, the percentage (based on interest bearing principal balances) of Primary Mortgage Loans that are Delinquent as of June 30, 2018.

“Delinquent” means for any Mortgage Loan, any monthly payment due thereon is not made by the close of business on the day such monthly payment is required to be paid and remains unpaid for more than 30 days.

“Grouping UPB” means, for all MSRPA Servicing Agreements in respect of which the Consent Non-Delivery Determination Date occurs on the one-year anniversary of this Agreement or otherwise on or after the Designation Date occurring in April 2018, the aggregate unpaid interest bearing principal balance of the Primary Mortgage Loans under such MSRPA Servicing Agreements as of the close of business on June 30, 2018.

Unless otherwise agreed in writing between Seller and Holdings, if two (2) or more Groups are designated on the one-year anniversary of the Effective Date pursuant to the second bullet point in these Group Selection Procedures, the Fee Restructuring Payments for each such Group shall be determined as follows:

1.	Step 1: Holdings shall engage two Approved Third Party Appraisers to determine the Average Third Party Marks for each such Group.

2.
Step 2:  Holding shall determine the Allocation Percentage for each such Group. The “Allocation Percentage” for each such Group shall mean the quotient of (i) the Average Third Party Mark for such Group divided by (ii) the aggregate of all Average Third Party Marks for all such Groups. The sum of the Allocation Percentages for all such Groups shall equal 100%.

3.	Step 3: Holdings shall then:

a.
determine the aggregate Lump-Sum Payments that Holdings would pay Seller if the Transfer Dates for all MSRPA Servicing Agreements in such Groups occurred on the one-year anniversary of the Effective Date. Such amount is the “Gross Amount”; and

b.	determine the Fee Restructuring Payment for each such Group, which shall equal the product of (i) the Gross Amount and (ii) the Allocation Percentage for such Group.

EXHIBIT 2

Form of Sale Supplement

[attached]

SALE SUPPLEMENT1
dated as of [Date]
among
OCWEN LOAN SERVICING, LLC, as Seller,
HLSS HOLDINGS, LLC, as Purchaser
and
HLSS MSR – EBO ACQUISITION LLC, as Purchaser

1 As amended by Section 4 of the Master Agreement, dated as of July 23, 2017, among Ocwen Loan Servicing, LLC, HLSS Holdings, LLC, HLSS MSR-EBO Acquisition LLC and New Residential Mortgage LLC (the “Master Agreement”).

Page

DEFINITIONS; REFERENCE TO MASTER SERVICING RIGHTS PURCHASE AGREEMENT	1
Section 1.1Definitions                                    1
Section 1.2Reference to the Master Servicing Rights Purchase Agreement        8

PURCHASE AND SALE OF SERVICING RIGHTS AND RIGHTS TO MSRS; ASSUMED LIABILITIES	8
Section 2.1Assignment and Conveyance of Rights to MSRs                8
Section 2.2Automatic Assignment and Conveyance of Servicing Rights.        9
Section 2.3MSR Purchase Price.                                9
Section 2.4Assumed Liabilities and Excluded Liabilities.                9
Section 2.5Remittance of Excess Servicing Fees, Servicing Advance Receivables Fees
and Related Amounts.                            11
Section 2.6Payment of Estimated Purchase Price.                    11
Section 2.7Refinancing of Mortgage Loans..                        11

PURCHASE AND SALE OF SERVICING ADVANCE RECEIVABLES	12
Section 3.1Assignment and Conveyance of Servicing Advance Receivables        12
Section 3.2Servicing Advance Receivables Purchase Price                12
Section 3.3Servicing Advances                                13
Section 3.4Reimbursement of Servicing Advances                    13

REPRESENTATIONS AND WARRANTIES OF SELLER	13
Section 4.1General Representations                            13
Section 4.2Title to Transferred Assets                            14
Section 4.3Right to Receive Servicing Fees                        14
Section 4.4Servicing Agreements and Underlying Documents.                14
Section 4.5Mortgage Pool Information, Related Matters                    14
Section 4.6Enforceability of Servicing Agreements                    14
Section 4.7Compliance With Servicing Agreements                    15
Section 4.8No Recourse                                    16
Section 4.9The Mortgage Loans                                16
Section 4.10 Servicing Advance Receivables                        17
Section 4.11 Servicing Agreement Consents and Other Third Party Approvals        18
Section 4.12 Servicing Advance Financing Agreements                    18
Section 4.13 Anti‑Money Laundering Laws                        19
Section 4.14 Servicer Ratings                                19
Section 4.15 Eligible Servicer                                19
Section 4.16 HAMP                                    19

-i-

(Continued)
Page

CONDITIONS PRECEDENT	19
Section 5.1Conditions to the Purchase of Certain Servicing Advance Receivables    19
Section 5.2Conditions to the Purchase of the Rights to MSRs                19

SERVICING MATTERS	20
Section 6.1Seller as Servicer                                20
Section 6.2Servicing                                    20
Section 6.3Collections from Obligors and Remittances                    20
Section 6.4Servicing Practices                                21
Section 6.5Servicing Reports                                21
Section 6.6Escrow Accounts                                21
Section 6.7Notices and Financial Information.                        21
Section 6.8Defaults under Deferred Servicing Agreements                21
Section 6.9Continuity of Business                            22
Section 6.10 Clean Up Call Rights                                22 Section 6.11    Amendments to Deferred Servicing Agreements; Transfer of Servicing
Rights     22
Section 6.12 Assumption of Servicing Duties; Transfer of Rights to MSRs and Servicing
Rights     23
Section 6.13 Termination Event                                23
Section 6.14 Servicing Transfer                                23
Section 6.15 Incorporation of Provisions from Subservicing Agreement            23

SELLER SERVICING FEES; COSTS AND EXPENSES	24
Section 7.1Seller Monthly Servicing Fee                            24
Section 7.2Performance Fee                                24
Section 7.3Costs and Expenses                                25
Section 7.4Ancillary Income                                25
Section 7.5Calculation and Payment                            25
Section 7.6No Offset                                    25
Section 7.7Servicing Fee Reset Date                            25

INDEMNIFICATION	26
Section 8.1Seller Indemnification of Purchasers                        26
Section 8.2Purchasers Indemnification of Seller                        26
Section 8.3Indemnification Procedures                            26
Section 8.4Tax Treatment                                    28
Section 8.5Survival                                    28
Section 8.6Additional Indemnification                            28
Section 8.7Specific Performance                                28

GRANT OF SECURITY INTEREST	28
Section 9.1Granting Clause                                28

MISCELLANEOUS PROVISIONS	29

-ii-

(Continued)
Page

Section 10.1Further Assurances                                 29
Section 10.2Compliance with Applicable Laws; Licenses                 30
Section 10.3Merger, Consolidation, Etc                             30
Section 10.4Annual Officer’s Certificate                             30
Section 10.5Accounting Treatment                             30
Section 10.6Incorporation                                 31
Section 10.7Third Party Beneficiaries                             31

Exhibit A    Form of Monthly Remittance Report
Schedule I    Servicing Agreements
Schedule II    Underlying Documents
Schedule III    Retained Servicing Fee Percentage
Schedule IV    Target Ratio
Schedule V    Valuation Percentage
Schedule VI    Amortization Percentage

-iii-

SALE SUPPLEMENT
This Sale Supplement, dated as of [Date] (this “Sale Supplement”), is among Ocwen Loan Servicing, LLC, a Delaware limited liability company (“Seller”), HLSS Holdings, LLC, a Delaware limited liability company (“Holdings”), and HLSS MSR – EBO Acquisition LLC, a Delaware limited liability company (as assignee of Home Loan Servicing Solutions, Ltd., “MSR – EBO”, each of MSR-EBO and Holdings, a “Purchaser”, and together, the “Purchasers”).
WITNESSETH:
WHEREAS, Seller and the Purchasers are parties to that certain Master Servicing Rights Purchase Agreement, dated as of February 10, 2012 (as amended, supplemented and modified from time to time), and that certain Master Servicing Rights Purchase Agreement, dated as of October 1, 2012 (as amended, supplemented and modified from time to time, the “Agreement”), in each case with respect to the sale by Seller and the purchase by the Purchasers of the Servicing Rights and other assets; and
WHEREAS, Seller and the Purchasers desire to enter into the transactions described in the Agreement as supplemented by this Sale Supplement;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual covenants herein contained, the parties hereto hereby agree as follows:
ARTICLE 1
DEFINITIONS; REFERENCE TO MASTER SERVICING RIGHTS PURCHASE AGREEMENT
Section 1.1    Definitions. (a) For purposes of this Sale Supplement, the following capitalized terms shall have the respective meanings set forth or referenced below:
“Additional Servicing Advance Receivable”: As defined in Section 3.1.
“Advance SPEs”: Each of (i) HLSS Servicer Advance Facility Transferor II, LLC, HLSS Servicer Advance Facility Transferor MS3 LLC, NRZ Advance Facility Transferor 2015-ON1 LLC, NRZ Servicer Advance Facility Transferor (ON) JPMC LLC, Delaware limited liability companies, HLSS Servicer Advance Receivables Trust II, HLSS Servicer Advance Receivables Trust MS3, NRZ Advance Receivables Trust 2015-ON1, and NRZ Servicer Advance Receivables Trust (ON) JPMC and (ii) such other special purpose subsidiaries of Holdings established from time to time in connection with a Servicing Advance Financing Agreement.
“Amortization Percentage”: For each calendar month following the Closing Date, the percentage set forth on Schedule VI to this Sale Supplement for such calendar month.
“Assumed Liabilities”: As defined in Section 2.4.

“Closing Date”: [Date]; provided that, with respect to Section 5.3 of the Agreement, the Closing Date shall be the related Servicing Transfer Date.
“Closing Statement”: The statement delivered by Seller to the Purchasers on the Closing Statement Delivery Date setting forth the good faith calculation of the Estimated Purchase Price.
“Closing Statement Delivery Date”: The Closing Date, unless otherwise agreed by Seller and the Purchasers.
“Consent Period”: For each Deferred Servicing Agreement and each related Deferred Servicing Right, the period, if any, from and including the Closing Date to and including the related Servicing Transfer Date.
“Cut‑off Date”: [x], or such other date as is agreed by Seller and the Purchasers.
“Deferred Mortgage Loan”: A mortgage loan subject to a Deferred Servicing Agreement.
“Deferred Servicing Agreement”: As of any date of determination, each Servicing Agreement that is not a Transferred Servicing Agreement on such date. For avoidance of doubt, on the Closing Date each Servicing Agreement is a Deferred Servicing Agreement.
“Deferred Servicing Right”: As of any date of determination, each Servicing Right arising under a Servicing Agreement that is a Deferred Servicing Agreement on such date.
“Excess Servicing Advances”: For any calendar month, the amount, if any, by which the outstanding Servicer Advances with respect to the Servicing Agreements as of the last day of such calendar month exceeds an amount equal to (a) the Target Ratio for such calendar month multiplied by (b) the unpaid principal balance of the Mortgage Loans subject to the Servicing Agreements as of the last day of such calendar month.
“Excess Servicing Fees”: For any calendar month, an amount equal to the product of (i) [x] annualized basis points and (ii) the aggregate unpaid principal balance of the Mortgage Loans underlying the Rights to MSRs as of the close of business on the last Business Day of the prior calendar month.
“Excluded Liabilities”: As defined in Section 2.4(c).
“Fannie Mae”: means the Federal National Mortgage Association, or any successor thereto.
“Freddie Mac”: Means the Federal Home Loan Mortgage Corporation, or any successor thereto.
“Indemnified Person”: A Purchaser Indemnified Party or a Seller Indemnified Party, as the case may be.
“Indemnifying Person”: The Seller pursuant to Section 8.1 or the Purchasers pursuant to Section 8.2, as the case may be.

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“Initial Servicing Advance Receivable”: As defined in Section 3.1.
“Investor”: With respect to any Securitization Transaction, any holder or other beneficial owner of any securities issued by the related Trust.
“Liability”: As defined in Section 8.1.
“Monthly Remittance Report”: With respect to each Deferred Servicing Agreement, a report substantially in the form attached as Exhibit A to this Sale Supplement or in such other form as may be agreed to by Seller and the Purchasers from time to time.
“Monthly Servicing Fee”: For each calendar month, the Base Subservicing Fee (as defined in the Subservicing Supplement) for such calendar month together with the Seller Monthly Servicing Fee for such calendar month.
“Monthly Servicing Oversight Report”: A report with respect to all of the Deferred Servicing Agreements and related Mortgage Loans in such form as may be agreed to by Seller and the Purchasers from time to time.
“MSR Purchase Price”: For each Servicing Agreement, an amount equal to the product of (i) the Valuation Percentage for such Servicing Agreement and (ii) the aggregate unpaid principal balance of the Mortgage Loans subject to such Servicing Agreement as of the Closing Date.
“P&I Advance”: As defined in the Subservicing Agreement.
“Performance Fee”: As defined in Section 7.2.
“Purchaser Indemnified Party”: As defined in Section 8.2.
“Purchase Price”: The sum of (a) the aggregate MSR Purchase Price for all of the Servicing Agreements and (b) the aggregate Servicing Advance Receivables Purchase Price for any Initial Servicing Advance Receivables.
“Retained Servicing Fee”: For any calendar month, an amount equal to the sum of (a) the product of the Retained Servicing Fee Percentage for such calendar month and the average unpaid principal balance of all Mortgage Loans subject to the Deferred Servicing Agreements and the Transferred Servicing Agreements during such calendar month and (b) the Retained Servicing Fee Shortfall, if any, for the immediately prior calendar month.
“Retained Servicing Fee Percentage”: For any calendar month, the percentage set forth on Schedule III to this Sale Supplement.
“Retained Servicing Fee Shortfall”: For any calendar month, beginning in [x], an amount equal to the excess, if any, of (a) the Retained Servicing Fee for such calendar month over (b) the excess, if any, of (x) the aggregate Servicing Advance Receivables Fees actually received by Holdings with respect to the Deferred Servicing Agreements and pursuant to the Transferred Servicing Agreements during such calendar month (whether directly pursuant to such Transferred

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Servicing Agreements or pursuant to this Sale Supplement) over (y) the Monthly Servicing Fee for such calendar month.
“Rights to MSRs”: For each Servicing Agreement, each of the following assets:
(a)all Servicing Fees payable to Seller as of or after the Closing Date under such Servicing Agreement and the right to receive all Servicing Fees accruing and payable as of or after the Closing Date under such Servicing Agreement;
(b)the right to receive any investment income earned on amounts on deposit in any Custodial Account or Escrow Account related to such Servicing Agreements as of or after the Closing Date;
(c)the right to purchase the Servicing Rights pursuant to Section 2.2 of this Sale Supplement; and
(d)any proceeds of any of the foregoing.
“Sale Date”: For each Servicing Advance Receivable, the date on which such Servicing Advance Receivable is transferred to Holdings pursuant to Section 3.1.
“Seller Indemnified Party”: As defined in Section 8.1.
“Seller Monthly Servicing Fee”: As defined in Section 7.1.
“Servicing Advance Financing Agreements”: Each of:
(a)    that certain Fifth Amended and Restated Indenture, dated as of December 22, 2015, among HLSS Servicer Advance Receivables Trust II, as issuer, Deutsche Bank National Trust Company, as indenture trustee, calculation agent, paying agent and securities intermediary, Holdings, as administrator and servicer, Seller, as servicer and as a subservicer, and Barclays Bank PLC, as administrative agent, and each other “Transaction Document” as such term is defined therein, in each case as the same may be amended from time to time;
(b)    that certain Indenture, dated as of May 14, 2015, among HLSS Servicer Advance Receivables Trust MS3, as issuer, Deutsche Bank National Trust Company, as indenture trustee, calculation agent, paying agent and securities intermediary, Holdings, as administrator and servicer, Seller, as servicer and as a subservicer, and Morgan Stanley Bank, N.A., as administrative agent, and each other “Transaction Document” as such term is defined therein, in each case as the same may be amended from time to time;
(c)    that certain Indenture, dated as of August 28, 2015, among NRZ Advance Receivables Trust 2015-ON1, as issuer, Deutsche Bank National Trust Company, as indenture trustee, calculation agent, paying agent and securities intermediary, Holdings, as administrator and servicer, Seller, as servicer and as a subservicer, and Credit Suisse AG, New York Branch, as administrative agent, and each other “Transaction Document” as such term is defined therein, in each case as the same may be amended from time to time;

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(d)    that certain Indenture, dated as of December 11, 2015, among NRZ Servicer Advance Receivables Trust (ON) JPMC, as issuer, Deutsche Bank National Trust Company, as indenture trustee, calculation agent, paying agent and securities intermediary, Holdings, as administrator and servicer, Seller, as servicer and as a subservicer, and JPMorgan Chase Bank, N.A., as administrative agent, and each other “Transaction Document” as such term is defined therein, in each case as the same may be amended from time to time; and
(e)    any other agreement agreed to from time to time by Seller and Holdings as a “Servicing Advance Financing Agreement” for purposes of the Agreement.
“Servicing Advance Payment Date”: (a) For any Initial Servicing Advance Receivable, the Closing Date and (b) for any Additional Servicing Advance Receivable, the Funding Date (as defined in the Servicing Advance Financing Agreement) for such Additional Servicing Advance Receivable.
“Servicing Advance Receivable”: For each Servicer Advance, the right to receive reimbursement for such Servicer Advance under the Servicing Agreement pursuant to which such Servicer Advance was made.
“Servicing Advance Receivables Fees”: For any calendar month, an amount equal to the excess of the aggregate amount of Servicing Fees paid to Seller for such calendar month under each Servicing Agreement over the Excess Servicing Fees for such calendar month.
“Servicing Advance Receivable Purchase Price”: With respect to each Servicing Advance Payment Date, for each Servicing Advance Receivable, the outstanding amount that is reimbursable under the related Servicing Agreement with respect to such Servicing Advance Receivable as of such Servicing Advance Payment Date.
“Servicing Agreement”: Each of the servicing agreements described on Schedule I and each of the Underlying Documents described on Schedule II governing the rights, duties and obligations of Seller as servicer under such agreements.
“Servicing Fee Reset Date”: [Servicing Fee Reset Date as defined in each Sale Supplement in the Master Agreement].
“Servicing Rights Assets”: As defined in Section 2.2.
“Servicing Transfer Date”: With respect to each Servicing Agreement, the date on which all of the Third Party Consents related to such Servicing Agreement necessary to transfer the related Servicing Rights to the Purchasers are received or such later date mutually agreed to by Seller and the Purchasers, which date shall not occur until the end of the Standstill Period as defined in the Master Agreement.
“Special Damages”: As defined in Section 8.3(d).

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“Subservicing Agreement”: That certain Master Subservicing Agreement, dated as of October 1, 2012, between the Seller, as subservicer, and Holdings, as servicer, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time.
“Subservicing Supplement”: That certain Subservicing Supplement, dated as of [Date], between the Seller, as subservicer, and Holdings, as servicer, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time.
“Summary Schedule”: As defined in Section 4.5(a).
“Target Ratio” for each calendar month shall mean the amount specified in Schedule IV with respect to such month.
“Termination Event” means the occurrence of any one or more of the following events (whatever the reason for the occurrence of such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):
(a)Seller fails to remit any payment required to be made under the terms of this Sale Supplement (to the extent not resulting solely from Holdings failing to purchase a Servicing Advance Receivable required to be purchased by Holdings under this Sale Supplement), which continues unremedied for a period of one (1) Business Day after the date on which written notice of such failure shall have been given by Holdings to Seller;
(b)Seller fails to deliver any required information or report that is complete in all material respects as required pursuant to this Sale Supplement in the manner and time frame set forth herein, which failure continues unremedied for a period of two (2) Business Days after the date on which written notice of such failure shall have been given to Seller by Holdings;
(c)Seller fails to observe or perform in any material respect any other covenant or agreement of Seller set forth in the Agreement or this Sale Supplement, which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure shall have been given to Seller by Holdings; provided, however, in the event that any such default is incurable by its own terms, a Termination Event shall be deemed to occur immediately hereunder without regard to the thirty (30) day cure period set forth above;
(d)a material breach by Seller of any representation and warranty made by it in the Agreement or this Sale Supplement, which breach continues unremedied for a period of thirty (30) days after the date on which written notice of such failure shall have been given to Seller by Holdings; provided, however, in the event that any such default is incurable by its own terms, a Termination Event shall be deemed to occur immediately hereunder without regard to the thirty (30) day cure period set forth above;
(e)Seller fails to maintain residential primary servicer ratings for subprime loans of at least “Average” by Standard & Poor’s Rating Services, a division of Standards & Poor’s Financial

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Services LLC (or its successor in interest), “SQ3” by Moody’s Investors Service, Inc. (or its successor in interest) and “RPS4” and “RSS4” by Fitch Ratings (or its successor in interest);
(f)Seller ceases to be a Fannie Mae, Freddie Mac or FHA approved servicer;
(g)the occurrence of a Material Adverse Event;
(h)any of the conditions specified in the applicable “Servicer Default”, “Servicer Event of Default,” “Event of Default,” “Servicing Default” or “Servicer Event of Termination” or similar sections of any Deferred Servicing Agreement or any related Underlying Document shall have occurred with respect to Seller for any reason not caused by the Purchasers (other than as a result of any delinquency or loss trigger which was already triggered as of the Closing Date with respect to such Deferred Servicing Agreement); provided that Seller shall be entitled to any applicable cure period set forth in such Deferred Servicing Agreement or Underlying Document;
(i)a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding‑up or liquidation of its affairs, shall have been entered against Seller and such decree or order shall have remained in force undischarged or unstayed for a period of thirty (30) days;
(j)Seller shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to Seller or of or relating to all or substantially all of its property; or
(k)Seller shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.
“Third‑Party Claim”: As defined in Section 8.3(b).
“Transferred Assets”: The Rights to MSRs and the Transferred Servicing Rights.
“Transferred Receivables Assets”: As defined in Section 3.1.
“Transferred Servicing Agreement”: As of any date of determination, a Servicing Agreement with respect to which the related Servicing Rights have been transferred to the Purchasers pursuant to Section 2.2 of this Sale Supplement or to its designee in accordance with the terms of this Sale Supplement on or prior to such date. For the avoidance of doubt, on the Closing Date no Servicing Agreement is a Transferred Servicing Agreement.
“Transferred Servicing Rights”: As of any date of determination, any Servicing Rights that have been transferred to Holdings pursuant to Section 2.2 of this Sale Supplement on or prior to such date.
“UCC”: As defined in Section 3.1.

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“Valuation Percentage”: For each Servicing Agreement, the valuation percentage for such Servicing Agreement as set forth in Schedule V hereto.
(b)    Any capitalized term used but not defined in this Sale Supplement shall have the meaning assigned to such term in the Agreement.
Section 1.2    Reference to the Master Servicing Rights Purchase Agreement. Each of Seller and Purchasers agrees that (a) this Sale Supplement is a “Sale Supplement” executed pursuant to Section 2.1 of the Agreement, (b) the terms of this Sale Supplement are hereby incorporated into the Agreement with respect to the Servicing Agreements and the related Mortgage Loans to the extent set forth therein and herein, and (c) the terms of this Sale Supplement apply to the Servicing Agreements specified herein and not to any other “Servicing Agreement” as that term is used in the Agreement. In the event of any conflict between the provisions of this Sale Supplement and the Agreement, the terms of this Sale Supplement shall prevail; provided, that in the event of any conflict between the provisions of this Sale Supplement and the Master Agreement, the terms of the Master Agreement shall prevail.

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ARTICLE 2

PURCHASE AND SALE OF SERVICING RIGHTS
AND RIGHTS TO MSRS; ASSUMED LIABILITIES
Section 2.1    Assignment and Conveyance of Rights to MSRs.
(a)    As of the Closing Date, subject to the terms and conditions set forth in the Agreement and this Sale Supplement, Seller does hereby sell, convey, assign and transfer, in each case, without recourse except as provided herein, free and clear of any Liens, (i) to MSR – EBO all of its right, title and interest in and to all of the Excess Servicing Fees for each of the Servicing Agreements, and (ii) to Holdings, any and all other right, title and interest in and to all of the Rights to MSRs for each of the Servicing Agreements.
(b)    On and after the Closing Date, Holdings shall be obligated to maintain a complete and accurate list of Servicing Agreements that are Deferred Servicing Agreements and Transferred Servicing Agreements, as the same shall be amended and modified from time to time in connection with Deferred Servicing Agreements becoming Transferred Servicing Agreements as contemplated by the terms and provisions of this Sale Supplement. The list of Deferred Servicing Agreements and Transferred Servicing Agreements maintained by the Purchasers under this Section 2.1(b) shall be (x) available for inspection by Seller at any time during normal business hours and (y) presumed to be accurate absent manifest error on the part of the Purchasers.
Section 2.2    Automatic Assignment and Conveyance of Servicing Rights. As of the Servicing Transfer Date with respect to each Servicing Agreement, Seller does hereby sell, convey, assign and transfer to Holdings, without recourse except as provided herein, free and clear of any Liens, without further action by any Person, all of its right, title and interest in and to the following assets (the “Servicing Rights Assets”):
(a)    the Servicing Rights in respect of all of the Mortgage Loans and REO Properties related to such Servicing Agreement, in each case together with all related security, collections and payments thereon and proceeds of the conversion, voluntary or involuntary of the foregoing, other than the Excess Servicing Fees previously conveyed to Home Loan Servicing Solutions, Ltd. (and then assigned its interests therein to MSR – EBO) pursuant to Section 2.1;
(b)    all Ancillary Income and Prepayment Interest Excess received as of or after the related Servicing Transfer Date under such Servicing Agreements and any rights to exercise any optional termination or clean-up call provisions under such Servicing Agreements;
(c)    all Custodial Accounts and Escrow Accounts related to such Servicing Agreement and amounts on deposit therein;
(d)    all files and records in Seller’s possession or control, including the related Database, relating to the Servicing Rights Assets specified in clauses (a), (b) and (c);

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(e)    all causes of action, lawsuits, judgments, claims, refunds, choses in action, rights of recovery, rights of set-off, rights of recoupment, demands and any other rights or claims of any nature, whether arising by way of counterclaim or otherwise, available to or being pursued by Seller to the extent related exclusively to such Servicing Rights Assets and/or the Assumed Liabilities; and
(f)    any proceeds of any of the foregoing.
Section 2.3    MSR Purchase Price. Subject to the conditions set forth in this Sale Supplement and the Agreement, as consideration for the purchase of the Rights to MSRs and the Servicing Rights Assets, MSR – EBO shall pay the portion of the MSR Purchase Price attributable to the value of the Excess Servicing Fees for each Servicing Agreement, and Holdings shall pay the portion of the MSR Purchase Price attributable to the value of the remainder of the Rights to MSRs and the Servicing Rights Assets, in each case for each Servicing Agreement, to Seller.
Section 2.4    Assumed Liabilities and Excluded Liabilities.
(a)    Upon the terms and subject to the conditions set forth herein and in the Agreement, Holdings shall assume, (i) prior to the Servicer Transfer Date for each Servicing Agreement, and solely as between Holdings and Seller, all of the duties, obligations and liabilities of Seller (other than the Excluded Liabilities), as servicer but subject to such Servicing Agreements, and provided that Seller will continue to act as the servicer as set forth herein and in no event shall Holdings be a subservicer, subcontractor or servicer within the meaning of a Servicing Agreement prior to the related Servicing Transfer Date and (ii) as of or after the Servicing Transfer Date for each Servicing Agreement,all of the duties, obligations, and liabilities of Seller (other than the Excluded Liabilities) as servicer accrued and pertaining solely to the period from and after such Servicing Transfer Date relating to the Servicing Rights that are subject to such Servicing Agreement (the “Assumed Liabilities”).
(b)    Holdings hereby agrees to act as servicer under each Servicing Agreement following the related Servicing Transfer Date and assumes responsibility for the due and punctual performance and observance of each covenant and condition to be performed or observed by the servicer under the applicable Servicing Agreement, including the obligation to service each Mortgage Loan in accordance with the terms of the related Servicing Agreement and to pay any Excess Servicing Fees to MSR – EBO on and after such Servicing Transfer Date; provided, however, that the parties hereto acknowledge and agree that neither the Purchasers nor any successor servicer assumes any liabilities of Seller, or any obligations of Seller relating to any period of time prior to the applicable Servicing Transfer Date. Seller hereby acknowledges that neither this Sale Supplement nor the Agreement limits or otherwise releases it from its liabilities for its acts or omissions as the servicer under the Servicing Agreements prior to the related Servicing Transfer Date. Holdings hereby acknowledges that Seller shall have no further obligation as servicer under any of the Servicing Agreements on and after the related Servicing Transfer Date, except to the extent set forth in this Sale Supplement, the Agreement, the Subservicing Agreement and the Subservicing Supplement.
(c)    Notwithstanding anything to the contrary contained herein, the Purchasers do not assume any duties, obligations or liabilities of any kind, whether known, unknown, contingent

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or otherwise, (i) not relating to the Transferred Servicing Rights or the Assumed Liabilities, (ii) attributable to any acts or omissions to act taken or omitted to be taken by Seller (or any of its Affiliates, agents, contractors or representatives, including, without limitation, any subservicer of the Mortgage Loans) prior to the applicable Servicing Transfer Date, (iii) attributable to any actions, causes of action, claims, suits or proceedings or violations of law or regulation attributable to any acts or omissions to act taken or omitted to be taken by Seller (or any of its Affiliates, agents, contractors or representatives, including, without limitation, any subservicer of the Mortgage Loans) prior to the applicable Servicing Transfer Date or (iv) relating to any representation and warranty made by Seller or any of its Affiliates with respect to the related Mortgage Loans or the Transferred Assets (the “Excluded Liabilities”). Without limiting the generality of the foregoing, it is not the intention that the assumption by the Purchasers of the Assumed Liabilities shall in any way enlarge the rights of any third parties relating thereto. Nothing contained in the Agreement or this Sale Supplement shall prevent any party hereto from contesting matters relating to the Assumed Liabilities with any third party obligee.
(d)    From and after the related Servicing Transfer Date, except as otherwise provided for in Section 8.3 of this Sale Supplement, (i) Holdings shall have complete control over the payment, settlement or other disposition of the Assumed Liabilities and the right to commence, control and conduct all negotiations and proceedings with respect thereto, subject to the terms of the related Servicing Agreements and (ii) Seller shall have complete control over the payment, settlement or other disposition of the Excluded Liabilities and the right to commence, control and conduct all negotiations and proceedings with respect thereto. Except as otherwise provided in this Sale Supplement, (i) Seller shall promptly notify Holdings of any claim made against Seller with respect to the Assumed Liabilities or the Transferred Assets and shall not voluntarily make any payment of, settle or offer to settle, or consent or compromise or admit liability with respect to, any Assumed Liabilities or Transferred Assets without the prior written consent of Holdings and (ii) Holdings shall promptly notify Seller of any claim made against the Purchasers with respect to the Excluded Liabilities and shall not voluntarily make any payment of, settle or offer to settle, or consent or compromise or admit liability with respect to, any Excluded Liabilities without the prior written consent of Seller.
Section 2.5    Remittance of Excess Servicing Fees, Servicing Advance Receivables Fees and Related Amounts.
(a)    Seller shall, to the extent permitted under any Deferred Servicing Agreement cause (i) any Excess Servicing Fees to be deposited directly into MSR – EBO’s account in accordance with MSR – EBO’s written directions and (ii) any Servicing Advance Receivables Fees, any investment income earned on any amounts or deposit in any Custodial Accounts and Escrow Accounts that are payable to Seller on or after the Closing Date under such Deferred Servicing Agreement, to be deposited directly into Holdings’ account in accordance with Holdings’ written directions. In any case, Seller shall within one (1) Business Day of the receipt thereof, remit to the related Purchaser any such amounts and, to the extent Seller is permitted to retain such amounts under the related Servicing Agreement, any investment income earned on any amounts or deposit in any Custodial Accounts and Escrow Accounts that are received by Seller under any Deferred Servicing Agreement after the Closing Date. Any such amounts shall be remitted in accordance with such Purchaser’s written directions.

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(b)    Seller shall exercise any rights under any Deferred Servicing Agreement to direct the investment of amounts in any Custodial Account or Escrow Account in accordance with Holdings’ directions and the terms of the related Deferred Servicing Agreement, the related Mortgage Loan Documents and Applicable Law.
Section 2.6    Payment of Estimated Purchase Price. Subject to the conditions set forth in this Sale Supplement and the Agreement, MSR – EBO and Holdings shall pay the Estimated Purchase Price to Seller at the Closing. The Estimated Purchase Price shall be reconciled to the final Purchase Price in accordance with Section 2.5 of the Agreement.
Section 2.7    Refinancing of Mortgage Loans. If any mortgage loan (“Refinanced Mortgage Loan”) included in the sale of Rights to MSRs for any Servicing Agreement listed in Schedule 1 of the Sale Supplements is refinanced by Ocwen Financial Corporation, its affiliates or its vendors, the Seller hereby sells, assigns, transfers and conveys, in each case, without recourse except as provided herein, free and clear of any Liens, (the “Transfer of New Mortgage Loans”) to (i) MSR – EBO all of its rights, title and interest in and to all of the Excess Servicing Fees for the related mortgage loan (“New Mortgage Loan”), and (ii) to Holdings, any and all right, title and interest in and to all of the Rights to MSRs for the related New Mortgage Loan. The Transfer of New Mortgage Loans will be effective on the date on which a Refinanced Mortgage Loan is prepaid by the related New Mortgage Loan. On such date, the Seller shall execute and deliver an agreement, with a schedule of mortgage loans, documenting the Transfer of the Excess Servicing Fees and Rights to MSRs of New Mortgage Loans to the Purchaser. For the avoidance of doubt, any New Mortgage Loan shall be deemed to be included in the list of servicing agreements listed in Schedule I of the related Sale Supplement.
The above Section 2.7 Refinancing of Mortgage Loans shall only apply when the aggregate unpaid principal balance of all Refinanced Mortgage Loans refinanced by Ocwen Financial Corporation, its affiliates or its vendors, exceeds 0.50% of the aggregate unpaid principal balance, as measured at the beginning of the most recent calendar year plus the weighted average of the unpaid principal balance of any Rights to MSRs sold to the Purchasers during the calendar year, of all mortgage loans for which the Rights to MSRs have been sold to the Purchasers under the Master Servicing Rights Purchase Agreement.

ARTICLE 3

PURCHASE AND SALE OF SERVICING ADVANCE RECEIVABLES
Section 3.1    Assignment and Conveyance of Servicing Advance Receivables. Commencing on the Closing Date, and continuing until the close of business on the earlier of the related Servicing Transfer Date or date of Seller’s termination as servicer pursuant to such Servicing Agreement, subject to the terms and conditions set forth in the Agreement and this Sale Supplement, Seller hereby sells, conveys, assigns and transfers to Holdings, and Holdings acquires from Seller, without recourse except as provided herein, free and clear of any Liens, all of Seller’s right, title and interest, whether now owned or hereafter acquired, in, to and under each Servicing Advance

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Receivable (i) in existence on the Closing Date that arose under the Servicing Agreements and is owned by Seller as of the Closing Date, if any (the “Initial Servicing Advance Receivables”), (ii) in existence on any Business Day on or after the Closing Date that arises under any Servicing Agreement prior to the earlier of the related Servicing Transfer Date or date of Seller’s termination as servicer pursuant to such Servicing Agreement (“Additional Servicing Advance Receivables”), and (iii) in the case of both Initial Servicing Advance Receivables and Additional Servicing Advance Receivables, all monies due or to become due and all amounts received or receivable with respect thereto and all proceeds (including “proceeds” as defined in the Uniform Commercial Code in effect in all applicable jurisdictions (the “UCC”)), together with all rights of Seller to enforce such Initial Servicing Advance Receivables and Additional Servicing Advance Receivables (collectively, the “Transferred Receivables Assets”). Until the related Servicing Transfer Date, Seller shall, automatically and without any further action on its part, sell, assign, transfer and convey to Holdings, on each Business Day, each Additional Servicing Advance Receivable not previously transferred to Holdings and Holdings shall purchase each such Additional Servicing Advance Receivable. The parties acknowledge and agree that so long as the Servicing Advance Receivables with respect to a Servicing Agreement are being sold by Holdings to the Advance SPEs pursuant to the Servicing Advance Financing Agreements, the sale of such Servicing Advance Receivables by Seller to Holdings shall be made pursuant to and in accordance with the provisions of the Servicing Advance Financing Agreements, and Seller covenants and agrees to comply with the provisions of such Servicing Advance Financing Agreements with respect to such Servicing Advance Receivables.
Section 3.2    Servicing Advance Receivables Purchase Price. In consideration of the sale, assignment, transfer and conveyance to Holdings of the Servicing Advance Receivables and related Transferred Receivables Assets, on the terms and subject to the conditions set forth in this Sale Supplement, Holdings shall, on each related Servicing Advance Payment Date, pay and deliver to Seller, in immediately available funds, a purchase price equal to the Servicing Advance Receivables Purchase Price for such Servicing Advance Receivables sold on such date; provided that Seller shall have complied with the terms of Section 3.1 and Section 3.3 with respect to the related Servicing Advance Receivable. Subject to the proviso of the immediately preceding sentence, to the extent any P&I Advances are required to be made under the terms of the Deferred Servicing Agreements, as determined by Seller and set forth in the applicable Monthly Remittance Report, Holdings shall, on the date the related P&I Advance is required to be made under the related Deferred Servicing Agreement, deposit the Servicing Advance Receivable Purchase Price for such P&I Advances into either the applicable Custodial Account or other applicable account held by the related trustee, master servicer, securities administrator, or trust administrator, as the case may be, in accordance with the requirements of the related Deferred Servicing Agreement (which may be done directly by Holdings or though an account established in connection with the Servicing Advance Facility Agreements) in consideration for such P&I Advance.
Section 3.3    Servicing Advances. Seller covenants and agrees that each Servicer Advance made by Seller under the Servicing Agreements prior to the related Servicing Transfer Date shall (a) be required to be made pursuant to the terms of the related Deferred Servicing Agreement and comply with the terms of such Deferred Servicing Agreement and Applicable Law, (b) comply with Seller’s advance policies and stop advance policies and procedures and not constitute a nonrecoverable Servicer Advance as of the date Seller made such Servicer Advance

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and (c) be supported by customary backup documentation. Seller agrees to provide prompt notice to Holdings of any Servicer Advance made by Seller under the Deferred Servicing Agreements and deliver to Holdings such customary backup documentation relating to any Servicer Advance promptly upon request by Holdings. In the event Seller cannot provide, or cause to be provided to Holdings any customary backup documentation, and Holdings is unable to be reimbursed for such Servicer Advance solely as a result of such failure, Seller shall reimburse Holdings fortheamountofsuch unreimbursed Servicer Advanceswithinfive (5)Business Days of Holdings’ written request, to the extent Holdings paid Seller for such amounts.
Section 3.4    Reimbursement of Servicing Advances. Seller shall, to the extent permitted under any Deferred Servicing Agreement cause the reimbursement of any Servicer Advances under the Deferred Servicing Agreements to be made directly into Holdings’ account in accordance with Holdings’ written directions. In any case, Seller shall within one (1) Business Day of the receipt thereof, remit to Holdings any amounts that are received by Seller under any Deferred Servicing Agreement after the Closing Date as reimbursement of any Servicer Advance. Any such amounts shall be remitted in accordance with Holdings’ written directions.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF SELLER
Seller makes the following representations and warranties to the Purchasers as of (a) each of the Closing Date and each Sale Date or (b) as of such other dates specified below:
Section 4.1    General Representations. Each of the representations and warranties set forth in Article 3 of the Agreement are true and correct.
Section 4.2    Title to Transferred Assets. From and including the Closing Date until such Servicing Rights Assets are transferred to Holdings under Section 2.2, Seller shall be the sole holder and owner of such Servicing Rights Assets and shall have good and marketable title to the Servicing Rights Assets, free and clear of any Liens. Upon the sale of such Servicing Rights Assets pursuant to Section 2.2, Seller will transfer to Holdings good and marketable title to the Servicing Rights Assets free and clear of any Liens. Seller is the sole holder and owner of the Rights to MSRs and the sale and delivery to the Purchasers of the Rights to MSRs pursuant to the provisions of this Sale Supplement will transfer to the Purchasers good and marketable title to the Rights to MSRs free and clear of any Liens.
Section 4.3    Right to Receive Servicing Fees. Seller is entitled to receive Servicing Fees, Ancillary Income and Prepayment Interest Excess as servicer under each Servicing Agreement, and the New York Uniform Commercial Code permits the Seller to transfer the Excess Servicing Fees to MSR – EBO and the remainder of the Rights to MSRs to Holdings under the Agreement and this Sales Supplement without violation of any applicable Servicing Agreement.
Section 4.4    Servicing Agreements and Underlying Documents. Schedule I hereto contains a list of all Servicing Agreements (other than the Underlying Documents) related to the

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Servicing Rights that are subject to this Sale Supplement and Schedule II hereto contains a list of all Underlying Documents related to such Servicing Agreement, in each case with all amendments and modifications thereto, or supplements thereto with respect to such Servicing Rights.
Section 4.5    Mortgage Pool Information, Related Matters.
(a)    Seller has delivered to the Purchasers one or more summary schedules which set forth information with respect to each Mortgage Pool relating to the Servicing Rights (the “Summary Schedules”). Seller acknowledges that the Purchasers have relied on such Summary Schedules to determine the Purchase Price it was willing to pay for the Transferred Assets.
(b)    The Summary Schedules, the Mortgage Loan Schedule and the Database are true, accurate and complete in all material respects as of the related Cut‑off Date or such other date specified thereon.
(c)    The Mortgage Loan Schedule indicates, by code reference, which of the Mortgage Loans have been converted into REO Properties as of the Cut‑off Date.
Section 4.6    Enforceability of Servicing Agreements.
(a)    Seller has delivered to Purchasers on or prior to the related Closing Date, true and complete copies of all Servicing Agreements listed on Schedule I hereto and all amendment thereto and all Underlying Documents listed on Schedule II hereto and all amendments thereto. There are no other written or oral agreements binding upon Seller or Purchasers that modify, supplement or amend any such Servicing Agreement or Underlying Document.
(b)    Seller has not received written notice of any pending or threatened cancellation or partial termination of any Servicing Agreement or Underlying Document or any written notice of any pending or threatened termination of Seller as servicer of any of the Mortgage Loans.
(c)    On and prior to the related Servicing Transfer Date, each Servicing Agreement and each of the Underlying Documents is or was a valid and binding obligation of Seller, is or was in full force and effect and enforceable against Seller in accordance with its terms, except as such enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors rights generally and general principles of equity (regardless of whether considered in a proceeding of law or in equity).
Section 4.7    Compliance With Servicing Agreements.
(a)    Seller has serviced the Mortgage Loans subject to the Servicing Agreements and has kept and maintained complete and accurate books and records in connection therewith, all in accordance with Applicable Requirements, has made all remittances required to be made by it under each Servicing Agreement and is otherwise in compliance in all material respects with all Servicing Agreements and the Applicable Requirements.

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(b)    (i) No early amortization event, servicer default, servicer termination event, event of default or other default or breach has occurred under any Servicing Agreement or any Underlying Document (except with respect to the delinquency or loss performance triggers identified in the Summary Schedules), and (ii) no event has occurred, which with the passage of time or the giving of notice or both would: (A) constitute a material default or breach by Seller under any Servicing Agreement, Underlying Document or under any Applicable Requirement; (B) permit termination, modification or amendment of any such Servicing Agreement or Underlying Document by a third party without the consent of Seller; (C) enable any third party to demand that Seller or either Purchaser incur any repurchase obligations pursuant to a Servicing Agreement or an Underlying Document or provide indemnification for any amount of losses relating to a breach of a loan representation or warranty; (D) impose on Seller or either Purchaser sanctions or penalties in respect of any Servicing Agreement or Underlying Document; or (E) rescind any insurance policy or reduce insurance benefits in respect of any Servicing Agreement or Underlying Document which would result in a material breach or trigger a default of any obligation of Seller under any Servicing Agreement or Underlying Document.
(c)    There are no agreements currently in place with any subservicers to perform any of Seller’s duties under the Servicing Agreements.
(d)    Each report and officer’s certification prepared by Seller as servicer pursuant to a Servicing Agreement is true and correct in all material respects. Seller has previously made available to the Purchasers a correct and complete description of the policies and procedures used by Seller in connection with servicing the Mortgage Loans related to the Servicing Agreements.
(e)    In the preceding twelve (12) month period, no Governmental Authority, Investor, Insurer, rating agency, trustee, master servicer or any other party to a Servicing Agreement has provided written notice to Seller claiming or stating that Seller has violated, breached or not complied with any Applicable Requirements in connection with the servicing of the related Mortgage Loans which has not been resolved by Seller.
(f)    All Custodial Accounts and Escrow Accounts have been established and continuously maintained in accordance with Applicable Requirements. All Custodial Account and Escrow Account balances required by the Mortgage Loans and paid for the account of the Mortgagors under the related Mortgage Loans have been credited properly to the appropriate account and have been retained in and disbursed from the appropriate account in accordance with Applicable Requirements.
Section 4.8    No Recourse. None of the Servicing Agreements or other contracts to be assumed by the Purchasers hereunder provide for Recourse to Seller.
Section 4.9    The Mortgage Loans.
(a)    Each of the Mortgage Loans and REO Properties related to each Servicing Agreement has been serviced in accordance with Applicable Requirements in all material respects.

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(b)    Except as disclosed on the Mortgage Loan Schedule, in the related Database and in the related Loan File and consistent with the requirements of the related Servicing Agreement, Seller has not waived any default, breach, violation or event of acceleration under any Mortgage Loan, except to the extent that any such waiver is permitted under the related Servicing Agreement and reflected in the Mortgage Loan Schedule, the related Database and the related Loan File and the disclosure relating to such waiver is reflected consistently in all material respects among the related Mortgage Loan Schedule, the related Database and the related Loan File. The Mortgage related to each Mortgage Loan related to the Servicing Agreements has not been satisfied, cancelled or subordinated, in whole or in part, and except as permitted under the related Servicing Agreement, the related Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, or subordination.
(c)    There is in force with respect to each Mortgaged Property and REO Property related to a Servicing Agreement a hazard insurance policy (including any policy in effect under a forced place insurance policy) and, if applicable, a flood insurance policy that provides, at a minimum, for the coverage as required by the applicable Servicing Agreement. Seller and any prior servicer or subservicer under the Servicing Agreements has taken all necessary steps to maintain any hazard insurance policy, flood insurance policy, primary mortgage insurance policy, and title insurance policy as required under the Servicing Agreements.
(d)    Seller is not aware of any repurchase requests or demands being made or threatened to be made with respect to any Mortgage Loans related to the Servicing Agreements in excess of $10 million with respect to any Servicing Agreement.
(e)    Except as disclosed in the related Database, Seller has not received notice from any Mortgagor with respect to the Mortgage Loans related to the Servicing Agreements of a request for relief pursuant to or invoking any of the provisions of the Servicemembers Civil Relief Act or any similar law which would have the effect of suspending or reducing the Mortgagor’s payment obligations under a Mortgage Loan or which would prevent such loan from going into foreclosure.
(f)    With respect to each adjustable rate Mortgage Loan, Seller and each prior servicer has complied in all material respects with all Applicable Requirements regarding interest rate and payment adjustments.
(g)    Each first lien Mortgage Loan is covered by a valid and freely assignable, life of loan, tax service contract, and flood tracking services contract, in full force and effect. All flood zone determination information provided to the Purchasers is true and correct in all material respects.
(h)    There are no actions, claims, litigation or governmental investigations pending or, to the knowledge of Seller, threatened, against Seller, or with respect to any Servicing Agreement or any Mortgage Loan, which relate to or affect Seller’s rights with respect to the Servicing Rights or Seller’s right to sell, assign and transfer the Servicing Rights or the Rights to MSRs or to receive any Servicing Fee, which could reasonably be expected to have a Material Adverse Effect individually or in the aggregate.

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(i)    Payments received by Seller with respect to any Mortgage Loans related to the Servicing Agreements have been remitted and properly accounted for as required by Applicable Requirements in all material respects. All funds received by Seller in connection with the satisfaction of Mortgage Loans, including foreclosure proceeds and insurance proceeds from hazard losses, have been deposited in the appropriate Custodial Account or Escrow Account and all such funds have been applied to pay accrued interest on the Mortgage Loans, to reduce the principal balance of the Mortgage Loans in question, or for reimbursement of repairs to the Mortgaged Property or as otherwise required by Applicable Requirements or are on deposit in the appropriate Custodial Account or Escrow Account.
(j)    Seller is not aware of any Person that has issued any notice or written intention to exercise the optional call or optional redemption provisions under any of the related Servicing Agreements.
(k)    No fraudulent action has taken place on the part of Seller in connection with its servicing of any Mortgage Loan related to the Servicing Agreement.
(l)    Except with respect to partial releases, actions required by a divorce decree, assumptions, or as otherwise permitted under Applicable Requirements and documented in the Loan File and the Database, (i) the terms of each Mortgage Note and Mortgage have not been modified by Seller or any prior servicer, (ii) no party thereto has been released in whole or in part by Seller or any prior servicer and (iii) no part of the Mortgaged Property has been released by Seller or any prior servicer.
Section 4.10    Servicing Advance Receivables.
(a)    From and including the Closing Date until such Servicing Advance Receivable is transferred to Holdings under Section 3.1, Seller is the sole holder and owner of each Servicing Advance Receivable and has good and marketable title to such Servicing Advance Receivable. Seller has not previously assigned, transferred or encumbered the Servicing Advance Receivables other than pursuant to the Agreement, this Sale Supplement and the Servicing Advance Financing Agreements. The sale and delivery to Holdings of the Servicing Advance Receivables pursuant to the provisions of this Sale Supplement will transfer to Holdings good and marketable title to the Servicing Advance Receivables free and clear of any Liens (other than the Liens created pursuant to the Servicing Advance Financing Agreements).
(b)    Each Servicing Advance Receivable transferred to Holdings under Section 3.1, is at the time of such transfer a valid and existing account owing to Seller and is carried on the books of Seller at or less than the amount actually advanced or accrued net of any charge‑offs or other adjustments by Seller. Seller has not received any notice from a master servicer, securities administrator, trustee, Insurer, Investor or any other Person, which disputes or denies a claim by Seller for reimbursement in connection with any such Servicing Advance Receivable. Each Servicer Advance made by Seller (and each trailing invoice received by Holdings on or after the related Servicing Transfer Date for services rendered prior to such Servicing Transfer Date) that is reimbursed or paid by Holdings to Seller or a third party service provider is fully reimbursable to Holdings as a Servicer Advance under the terms of the related Servicing Agreement.

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(c)    Each Servicer Advance made by Seller was made in accordance with Applicable Requirements and Seller’s advance policies and stop advance policies and procedures in all material respects, and is not subject to any set‑off or claim that could be asserted against Holdings. No Servicer Advance made by Seller or any prior servicer under a Servicing Agreement and not reimbursed or paid to Seller prior to the related Sale Date is a Non‑Qualified Servicer Advance. Seller has not received any written notice from any Person in which such Person disputes or denies a claim by Seller for reimbursement in connection with a specifically identified Servicer Advance.
Section 4.11    Servicing Agreement Consents and Other Third Party Approvals. None of the execution, delivery and performance of the Agreement and this Sale Supplement by Seller, the transfers of Servicing Rights under Section 2.2, the transfer of Rights to MSRs under Section 2.1, the transfers of Servicing Advance Receivables under Section 3.1 and the other transactions contemplated hereby require any consent, approval, waiver, authorization, penalties, notice or filing to be obtained by Seller or the Purchasers from, or to be given by Seller or the Purchasers to, or made by Seller or the Purchasers with, any Person, except for, with respect to the Servicing Rights Assets, the Third Party Consents.
Section 4.12    Servicing Advance Financing Agreements.
(a)    Except as otherwise disclosed to the Purchasers, all of the Servicing Agreements are “Facility Eligible Servicing Agreements,” and each Servicer Advance to be owned by an Advance SPE is a “Facility Eligible Receivable,” each as defined under the Servicing Advance Financing Agreements.
(b)    All of the representations and warranties of Seller in the Servicing Advance Financing Agreements are true and correct, and no early amortization event, default, event of default or similar event has occurred under the Servicing Advance Financing Agreements.
(c)    Each of Seller and its Affiliates have complied in all material respects with the terms of the existing Servicing Advance Financing Agreements.
Section 4.13    Anti‑Money Laundering Laws. Seller has complied with all applicable anti‑money laundering laws and regulations.
Section 4.14    Servicer Ratings. Seller has a residential primary servicer rating for the servicing of subprime residential mortgage loans issued by S&P, Fitch or Moody’s at or above “Above Average,” “RPS3” and “SQ2‑”, respectively.
Section 4.15    Eligible Servicer. Seller meets the eligibility requirements of a servicer and a subservicer under the terms of each Servicing Agreement and Underlying Document.
Section 4.16    HAMP. Seller has entered into a Commitment to Purchase Financial Instrument and Servicer Participation Agreement with Fannie Mae, as financial agent of the United States, which agreement is in full force and effect.

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ARTICLE 5

CONDITIONS PRECEDENT
Section 5.1    Conditions to the Purchase of Certain Servicing Advance Receivables. Holdings’ obligations to purchase any Servicing Advance Receivable pursuant to Section 3.1 and to pay the related Servicing Advance Receivables Purchase Price pursuant to Section 3.2 are subject to the satisfaction or Holdings’ waiver of the condition that, on the date of the financing of such Servicing Advance Receivable pursuant to the Servicing Advance Financing Agreements, any required written confirmation from a national statistical rating organization that the rating of the related notes will not be reduced, withdrawn or downgraded shall have been obtained.
Section 5.2    Conditions to the Purchase of the Rights to MSRs. . The Purchasers’ obligations to make their respective purchases pursuant to Section 2.1, Holdings’ obligations to purchase the Servicing Rights pursuant to Section 2.2, and the Purchasers’ obligations to pay the Purchase Price (and the Estimated Purchase Price) pursuant to Section 2.3 and Section 2.6 are subject to the satisfaction or the Purchasers’ waiver of each of the conditions set forth in Section 6.1 and Section 6.3 of the Agreement (except the requirement to deliver the Third Party Consents necessary to transfer the Servicing Rights pursuant to Section 2.2) with respect to each of the Servicing Agreements and each of the Servicing Rights, as applicable, on the Closing Date and the satisfaction of each of the following conditions:
(a)    Seller shall have obtained all consents or approvals required to be obtained to consummate the transfers to the Purchasers pursuant to Section 2.1;
(b)    The Servicing Advance Facility Agreements shall have been executed and delivered by each of the parties thereto and all of the conditions precedent to the effectiveness of the Servicing Advance Facility Agreements set forth therein have been satisfied; and
(c)    The Subservicing Agreement and the Subservicing Supplement shall have been executed and delivered by each of the parties thereto and all of the conditions precedent to the effectiveness of the Subservicing Agreement and the Subservicing Supplement set forth therein have been satisfied.

ARTICLE 6

SERVICING MATTERS
Section 6.1    Seller as Servicer. Except as expressly set forth in this Sale Supplement, Seller shall perform all of its duties and obligations of under each Servicing Agreement until the related Servicing Transfer Date and shall at all times until the related Servicing Transfer

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Date meet any standards and fulfill any requirements applicable to Seller under each Servicing Agreement.
Section 6.2    Servicing. Except as otherwise specifically provided in this Sale Supplement, Seller covenants and agrees to service and administer each Mortgage Loan related to a Servicing Agreement from and after the Closing Date until the related Servicing Transfer Date in accordance with Applicable Law, the terms of the related Mortgage Loan Documents and any applicable private mortgage insurance or pool insurance, the standards, requirements, guidelines, procedures, restrictions and provisions of the related Servicing Agreement and Underlying Documents governing the duties of Seller thereunder, this Sale Supplement and any other Applicable Requirements. Without limiting the foregoing, Seller covenants and agrees that it shall perform its obligations pursuant to this Sale Supplement in a manner that will not cause the termination of Seller as servicer under any Deferred Servicing Agreement, including any termination based on Seller’s management of delinquency or loss performance with respect to Mortgage Loans related to such Deferred Servicing Agreement. The parties acknowledge and agree that any termination of Seller as servicer with respect to a Servicing Agreement pursuant to a delinquency or loss performance trigger or for any other reason, other than as a result of a failure by Holdings to purchase Servicing Advance Receivables pursuant to Section 3.1, shall be deemed to be the result of a breach by Seller of its obligations under this Sale Supplement and the Agreement. In the event of a conflict between a Servicing Agreement and this Article 6, the Servicing Agreement shall control.
Section 6.3    Collections from Obligors and Remittances. Seller shall direct the obligors on the Deferred Mortgage Loans to remit payment on the Deferred Mortgage Loans to the Clearing Account (as defined in the Servicing Agreement) and shall within one (1) Business Day of receipt promptly deposit any amounts Seller receives with respect to the Deferred Mortgage Loans in the Clearing Account. Seller shall promptly remit all amounts received by Seller with respect to the Mortgage Loans to the applicable Custodial Account or Escrow Account, but no later than the earlier of two (2) Business Days after receipt thereof or the date required pursuant to the applicable Deferred Servicing Agreement; provided, that Seller shall, subject to the terms of the related Servicing Agreement, remit any such amounts that constitute recovery of a Servicer Advance to the applicable account, if any, specified by Holdings pursuant to Section 3.4 within one (1) Business Day of receipt thereof; provided, further, that Seller shall, subject to the terms of the related Servicing Agreement, remit any such amounts that constitute Servicing Fee to the applicable account, if any, specified by Holdings pursuant to Section 2.5 within one (1) Business Day of receipt thereof. Seller shall also making any compensating interest payments or prepayment interest shortfall payments required to be made by Seller with respect to the Mortgage Loans under the Deferred Servicing Agreements, and shall remit any such payments to the applicable Custodial Account no less than one (1) Business Day prior to the applicable remittance date for such Servicing Agreement.
Section 6.4    Servicing Practices. Seller shall not make any material change to its servicing practices with respect to the Deferred Mortgage Loans after the date hereof, including, any material changes to its cash collection and sweep processes or its advance policies or stop advance policies, without Holdings’ prior written consent, which consent shall not be unreasonably withheld or delayed. Holdings shall have the right to direct Seller to implement reasonable changes

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to Seller’s servicing practices applicable with respect to all or a portion of the Mortgage Loans, including any changes necessary to ensure compliance with any Applicable Laws or governmental programs or directions received pursuant to the applicable Servicing Agreements.
Section 6.5    Servicing Reports. Seller shall simultaneously deliver a copy of any reports delivered by Seller to any Person pursuant to the Deferred Servicing Agreements to Holdings.
Section 6.6    Escrow Accounts. Subject to the terms of the related Deferred Servicing Agreement, Seller shall be entitled to withdraw funds from any Escrow Account related to a Deferred Servicing Agreement only for the purposes permitted in the applicable Servicing Agreement.
Section 6.7    Notices and Financial Information. Until the last Servicing Transfer Date, Seller will furnish, or will cause to be furnished, to the Purchasers:
(a)    within two (2) Business Days after the occurrence of a breach by Seller of the Agreement or this Sale Supplement or any Termination Event or other event that would give MSR – EBO the right to direct Seller to transfer the Servicing Rights with respect to any Deferred Servicing Agreement, notice of such event;
(b)    any information required to be delivered by Seller pursuant to Section 5.10 of the Subservicing Agreement, which information shall be delivered at such times as specified in Section 5.10 of the Subservicing Agreement, provided that any reference to a “Subject Servicing Agreement” in Section 5.10 of the Subservicing Agreement shall be deemed to be a reference to a “Deferred Servicing Agreement,” for the purposes of this Section 6.7; and
(c)    such other information regarding the condition or operations, financial or otherwise, of Seller or any of its subsidiaries as MSR – EBO may from time to time reasonably request.
Section 6.8    Defaults under Deferred Servicing Agreements. Seller covenants and agrees to use its reasonable best efforts to cure any breach, default or notice of default with respect to its obligations under any Deferred Servicing Agreement within the timeframe for cure set forth in such Deferred Servicing Agreement.
Section 6.9    Continuity of Business. (a) Seller will maintain a disaster recovery plan in support of the services it performs pursuant to this Sale Supplement and each Deferred Servicing Agreement. Seller’s disaster recovery plan shall include, at a minimum, procedures for back-up/restoration of operating and loan administration computer systems; procedures and third‑party agreements for replacement equipment (e.g. computer equipment), and procedures and third‑party agreements for off‑site production facilities. Seller will provide Holdings information regarding its disaster recovery plan upon reasonable request. Seller agrees to annually test its disaster recovery plan to ensure compliance with this Section 6.9. If such test results identify a material failure, Seller shall advise Holdings of the steps Seller will be taking to remedy such failure and shall notify Holdings when Seller has remedied such failure and retested. Seller will notify Holdings anytime Seller’s disaster recovery plan is activated. In the event of an activation of the

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disaster recovery plan, Seller shall use best efforts to provide redundancy capabilities for a majority of the critical systems within 48 hours in at least one of Seller’s other servicing facilities unaffected by the disaster to ensure servicing of the Mortgage Loans will be re‑established within such 48 hours.
Section 6.10    Clean Up Call Rights. Seller shall exercise its rights under any optional termination or clean up call rights provided for in the Servicing Agreements and the Underlying Documents (the “Clean Up Call Rights”) only at the prior written direction of MSR – EBO specifying the date of exercise, which shall be at least thirty (30) days after the date of such notice from MSR – EBO. In connection with such exercise of Clean Up Call Rights, Seller hereby sells and transfers to MSR – EBO (or its designee) on an exclusive and “as is” basis the right to all economic beneficial rights to such Clean Up Call Rights (including the right to cause Seller to exercise such Clean Up Call Rights), which include the economic beneficial interest in the right to purchase from the related trust for each Deferred Servicing Agreement all of the assets of such trust, including the mortgage loans and REO properties (collectively, the “Mortgage Loans”) for a payment of 0.50% of the unpaid principal balance of all Performing Mortgage Loans of such trust (which payment is due upon the exercise of any Clean Up Call Rights). Any purchase and exercise of such Clean Up Call Rights shall be subject to customary “as is” documentation, which MSR – EBO and Seller will negotiate in good faith. Seller shall give MSR – EBO at least thirty (30) days’ notice prior to the date on which Seller would have to notify the trustee for the related trust of its intent to exercise the related Clean Up Call Rights and will work in good faith with MSR – EBO and the related trustee with respect to the exercise the Clean Up Call Rights. For the avoidance of doubt, MSR – EBO (or its designee) shall fund the exercise of the Clean Ups Call Rights acquired and pay any expenses associated with such exercise (including any of Seller’s reasonable out‑of‑pocket expenses and any customary transfer expenses and deboarding fees, if applicable) and pay all unreimbursed Servicer Advances and other amounts owed to Holdings with respect to such Servicing Agreement under this Sale Supplement. For purposes of this Section 6.10, “Performing Mortgage Loan” means any Mortgage Loan that is current or thirty (30) days or less delinquent (MBA method). The rights of Seller to payment in respect of any exercise of Clean Up Call Rights under this Section 6.10 by MSR – EBO or its designee shall survive any transfer of servicing pursuant to Section 6.12.
Section 6.11    Amendments to Deferred Servicing Agreements; Transfer of Servicing Rights. Seller hereby covenants and agrees not to amend the Servicing Agreements without the Purchasers’ prior written consent. Seller shall not sell or otherwise voluntarily transfer servicing under any of the Deferred Servicing Agreement during the Consent Period except as expressly provided in this Sale Supplement or take any other actions inconsistent with Holdings’ right to acquire ownership of Servicing Rights with respect to a Servicing Agreement upon receipt of the required Third Party Consents.
Section 6.12    Assumption of Servicing Duties; Transfer of Rights to MSRs and Servicing Rights. Holdings may from time to time designate any of Seller’s servicing obligations under a Deferred Servicing Agreement and assume the performance of such obligations so long as such assumption is permitted pursuant to such Deferred Servicing Agreement and does not limit Seller’s right to receive the Servicing Fees pursuant to such Deferred Servicing Agreement.

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Notwithstanding anything in the Agreement or this Sale Supplement to the contrary, either Purchaser may transfer the Rights to MSRs to any third party and/or may direct Seller to transfer the Servicing Rights to a third party that can obtain the required Third Party Consents, subject to the right of the Seller to receive the Seller Monthly Servicing Fee, the Performance Fee, the Ancillary Income and, if applicable, the Prepayment Interest Excess owed to Seller with respect to such Deferred Servicing Agreement pursuant to Article 7. For the avoidance of doubt, MSR – EBO shallbe entitled to receive all proceeds of such transfer.
Section 6.13    Termination Event. In the case that any Termination Event occurs with respect to any Servicing Agreement during the Consent Period, Seller shall, upon MSR – EBO’s written direction to such effect, use commercially reasonable efforts to transfer the Servicing Rights relating to any affected Servicing Agreement to a third party servicer identified by MSR – EBO with respect to which all required Third Party Consents with respect to such Servicing Agreement can be obtained. MSR – EBO shall be entitled to receive all proceeds of such transfer.
Section 6.14    Servicing Transfer. Seller and the Purchasers shall, prior to the Servicing Transfer Date with respect to each Servicing Agreement,workingoodfaith to determine and agreeuponapplicableservicing transfer procedures with respect to such Servicing Agreement.
Section 6.15    Incorporation of Provisions from Subservicing Agreement. The provisions of each of Sections 5.3, 5.4, 5.5, 5.6, 5.7, 5.8 (excluding the first sentence thereof), 5.17 and 5.18, and Exhibit A of the Subservicing Agreement are hereby incorporated into this Sale Supplement by reference, mutatis mutandis, as if its provisions were fully set forth herein; provided that any reference therein to the defined terms “Ocwen,” “Servicer,” “Mortgage Loan,” “Subject Servicing Agreement” and “Agreement,” shall be deemed for purposes of this Sale Supplement to be references to the terms “Seller,” “Holdings,” “Deferred Mortgage Loan,” “Deferred Servicing Agreement” and “Sale Supplement,” respectively and any reference therein to the phrase “during the term of this Agreement” shall be deemed for purposes of this Sale Supplement to be references to the phrase “until the last Servicing Transfer Date.”

ARTICLE 7

SELLER SERVICING FEES; COSTS AND EXPENSES
Section 7.1    Seller Monthly Servicing Fee. As consideration for Seller servicing the Mortgage Loans pursuant to the Deferred Servicing Agreements during the applicable Consent Period but prior to the earlier of the date on which the Servicing Rights are transferred from Seller with respect to a Deferred Servicing Agreement or Servicing Fee Reset Date, Holdings shall pay to Seller a monthly base servicing fee for each calendar month during such period during which Seller is servicing Mortgage Loans with respect to Deferred Servicing Agreements pursuant to this Sale Supplement equal to 12% of the aggregate Servicing Fees actually received by the Purchasers under this Sale Supplement during such calendar month with respect the Deferred Servicing Agreements (the “Seller Monthly Servicing Fee”).

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Section 7.2    Performance Fee. In addition to the Seller Monthly Servicing Fee, Holdings shall pay to Seller for each calendar month during which Seller is servicing Mortgage Loans with respect to Deferred Servicing Agreements pursuant to this Sale Supplement a performance fee (“Performance Fee”) equal to the greater of (a) zero and (b) (x) the excess, if any, of the aggregate of all Servicing Fees actually received by the Purchasers with respect to the Deferred Servicing Agreements and pursuant to the Transferred Servicing Agreements (whether directly pursuant to such Transferred Servicing Agreements or pursuant to this Sale Supplement) during such calendar month over the sum of (i) the Monthly Servicing Fee for such calendar month and (ii) the Retained Servicing Fee for such calendar month multiplied by (y) a fraction, (i) the numerator of which is the average unpaid principal balance of all Mortgage Loans subject to the Deferred Servicing Agreements during such calendar month and (ii) the denominator of which is equal to the sum of the average unpaid principal balance of all Mortgage Loans subject to the Deferred Servicing Agreements during such calendar month and the average unpaid principal balance of all Mortgage Loans subject to the Transferred Servicing Agreements during such calendar month, or such other allocation percentage which is agreed by Seller and Holdings (the “Allocation Percentage”). The Performance Fee, if any, for any calendar month will be reduced by an amount equal to One‑Month LIBOR (calculated using the arithmetic mean of daily rates for the period published by British Bankers’ Association) plus 2.75% of the Excess Servicing Advances, if any, for such month multiplied by the Allocation Percentage, and the amount of any such reduction in the Performance Fee shall be retained by Holdings. If the Closing Date does not occur on the first day of a calendar month, the Performance Fee for the period from the Closing Date to the last of the calendar month in which the Closing Date occurs shall be calculated in a pro rata manner based on the number of days in such period. Notwithstanding any provision in this Sale Supplement to the contrary, in the event Holdings has failed to pay Seller any Seller Monthly Servicing Fee or Performance Fees that are past due after ten (10) Business Days of Holdings receiving notice of such failure, Seller shall not be required to continue to act as servicer until such time as Holdings has fully paid such past due Seller Monthly Servicing Fee or Performance Fee; provided that Holdings shall not have notified Seller that it disputes the occurrence or amount of such past due Seller Monthly Servicing Fee or Performance Fee.
Section 7.3    Costs and Expenses. Except as otherwise expressly provided inthe Agreement or this Sale Supplement, each party hereto shall be responsible for its own costs and expenses incurred in connection with the negotiation and execution of the Agreement, this Sale Supplement and all documents relating thereto. Seller shall be required to pay all expenses incurred by it in connection with its obligations hereunder to the extent such expenses do not constitute Servicer Advances and shall not be entitled to reimbursement therefor except as specifically provided for herein or in the applicable Deferred Servicing Agreement. Seller shall reimburse the Purchasers for any reasonable out‑of‑pocket costs, including legal fees, incurred by the Purchasers in connection with obtaining any required Third Party Consents; provided, however, thatneither Purchaser shall incur such costs without the prior written approval of Seller.
Section 7.4    Ancillary Income. Seller shall be entitled to retain as additional compensation any Ancillary Income and any Prepayment Interest Excess received by Seller with respect to the Deferred Mortgage Loans, to the extent such Ancillary Income or Prepayment Interest Excess is permitted to be retained by Seller pursuant to the related Deferred Servicing Agreement.

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Section 7.5    Calculation and Payment. No later than the second Business Day following the receipt by the Purchasers of the Monthly Servicing Oversight Report for a calendar month, Holdings will remit to Seller in immediately available funds the Seller Monthly Servicing Fee and Performance Fees payable by Holdings to Seller for the related calendar month, along with a report showing in reasonable detail the calculation of such Seller Monthly Servicing Fees and Performance Fees.
Section 7.6    No Offset. Neither party shall have any right to offset against any amount payable hereunder or other agreement to the other party, or otherwise reduce any amount payable hereunder as a result of, any amount owing by the other party or any of its Affiliates to such party or any of its Affiliates.
Section 7.7    Servicing Fee Reset Date. No later than six (6) months prior to the Servicing Fee Reset Date, Holdings shall commence negotiating in good faith an extension of the Servicing Fee Reset Date and the servicing fees payable to Seller. If Seller and Holdings are unable to agree to such servicing fees prior to the Servicing Fee Reset Date, Seller shall, upon Holdings’ written direction to such effect, transfer the Servicing Rights relating to all of the Deferred Servicing Agreements to a third party servicer (including any affiliate of Holdings) identified by Holdings with respect to which all required Third Party Consents with respect to the Deferred Servicing Agreements can be obtained. Notwithstanding anything to the contrary in this Sale Supplement, after the Servicing Fee Reset Date and prior to any transfer of servicing under this section, all fees payable to Seller under this Sale Supplement shall continue to be paid and the Servicing Agreement shall continue to be deemed a Deferred Servicing Agreement hereunder. Upon any transfer of servicing pursuant to this Section 7.7, an amount equal to the consideration for the transfer of related accrued and unpaid servicing fees for such Deferred Servicing Agreement shall be paid to Seller so long as Holdings receives the amount of the accrued and unpaid Retained Servicing Fee and Retained Servicing Fee Shortfall, if any, owing Holdings at the date of transfer (whether or not then due and payable hereunder). MSR-EBO shall be entitled to receive all proceeds of such transfer other than the amounts Seller is entitled to in accordance with the immediately preceding sentence.

ARTICLE 8

INDEMNIFICATION
Section 8.1    Seller Indemnification of Purchasers. Seller agrees to indemnify and hold harmless each Purchaser and each officer, director, agent, employee or Affiliate of each Purchaser (each, a “Seller Indemnified Party”) from and against any and all claims, losses, damages, liabilities, judgments, penalties, fines, forfeitures, legal fees and expenses, and any and all related costs and/or expenses of litigation, administrative and/or regulatory agency proceedings, and any other costs, fees and expenses (each, a “Liability”) suffered or incurred by a Purchaser or any such other Person (whether or not resulting from a third party claim) arising directly or indirectly out of or resulting from (a) any event relating to Transferred Assets occurring prior to the related Servicing Transfer Date, (b) a breach of any of Seller’s representations and warranties contained in the Agreement, this Sale Supplement or any other Related Agreement or Seller’s failure to observe and

26

perform any of Seller’s duties, obligations, covenants or agreements contained in the Agreement, this Sale Supplement or any other Related Agreement, (c) acts or omissions of Seller, any other servicer of any Mortgage Loans, or any subservicer, contractor or agent engaged by Seller or any other servicer, in each case prior to the related Servicing Transfer Date, relating to the Transferred Assets, including any failure by Seller, any other servicer or any subservicer, contractor or agent engaged by Seller or any other servicer prior to the related Servicing Transfer Date to comply with the Applicable Requirements, (d) the Excluded Liabilities or (e) any acts or omissions by Seller or its employees or agents in performance of its duties or obligations pursuant to this Sale Supplement.
Section 8.2    Purchasers Indemnification of Seller. The Purchasers agree, jointly and severally, to indemnify and hold harmless Seller and each officer, director, agent, employee or Affiliate of Seller (each, a “Purchaser Indemnified Party”) from and against any and all Liability suffered or incurred by Seller or any such other Person arising out of or resulting from (a) a breach of any of the Purchasers’ representations and warranties or covenants contained in the Agreement, the Sale Supplement or any other Related Agreement or (b) acts or omissions of a Purchaser or any subservicer, contractor or agent (other than Seller or any of Seller’s Affiliates) engaged by the Purchasers, in each case after the related Servicing Transfer Date, relating to the Transferred Assets.
Section 8.3    Indemnification Procedures.
(a)    As promptly as is reasonably practicable after becoming aware of a claim for indemnification under the Agreement or this Sale Supplement not involving a Third‑Party Claim, but in any event no later than fifteen (15) Business Days after first becoming aware of such claim, the Indemnified Person shall give notice to the Indemnifying Person of such claim, which notice shall specify the facts alleged to constitute the basis for such claim and the amount that the Indemnified Person seeks hereunder from the Indemnifying Person; provided, however, that the failure of the Indemnified Person to give such notice shall not relieve the Indemnifying Person of its obligations under this Section 8.3 except to the extent (if any) that the Indemnifying Person shall have been prejudiced thereby.
(b)    The Indemnified Person shall give notice as promptly as is reasonably practicable, but in any event no later than ten (10) Business Days after receiving notice thereof, to the Indemnifying Person of the assertion of any claim, or the commencement of any action, suit, claim or proceeding, by any unaffiliated third Person (a “Third‑Party Claim”) in respect of which indemnity may be sought under the Agreement or this Sale Supplement (which notice shall specify in reasonable detail the nature and amount of such claim); provided, however, that the failure of the Indemnified Person to give such notice shall not relieve the Indemnifying Person of its obligations under this Section 8.3 except to the extent (if any) that the Indemnifying Person shall have been prejudiced thereby. The Indemnifying Person may, at its own expense, (i) participate in the defense of any such Third‑Party Claim, and (ii) upon notice to the Indemnified Person, at any time during the course of any such Third‑Party Claim, assume the defense thereof with counsel of its own choice and, in the event of such assumption, shall have the exclusive right, subject to clause (i) in the proviso in Section 8.3(c), to settle or compromise such Third‑Party Claim. If the Indemnifying Person assumes such defense, the Indemnified Person shall have the right (but not the duty) to participate in the defense thereof and to employ counsel, at its own expense, separate from the

27

counsel employed by the Indemnifying Person. Whether or not the Indemnifying Person chooses to defend or prosecute any such Third‑Party Claim, all of the parties hereto shall cooperate in the defense or prosecution thereof.
(c)    Any settlement or compromise made or caused to be made by the Indemnified Person (unless the Indemnifying Person has the exclusive right to settle or compromise under clause (ii) of Section 8.3(b) or the Indemnifying Person, as the case may be), of any such Third‑Party Claim shall also be binding upon the Indemnifying Person or the Indemnified Person, as the case may be, in the same manner as if a final judgment had been entered by a court of competent jurisdiction in the amount of such settlement or compromise; provided, however, that (i) no obligation, restriction, loss or admission of guilt or wrongdoing shall be imposed on the Indemnified Person as a result of such settlement or compromise without its prior written consent and (ii) the Indemnified Person will not compromise or settle any Third Party Claim without the prior written consent of the Indemnifying Person.
(d)    Except as specifically provided for in the Agreement or this Sale Supplement, no claim may be made by an Indemnified Person for any special, indirect, punitive or consequential damages (“Special Damages”) in respect of any breach or wrongful conduct (whether the claim therefor is based on contract, tort or duty imposed by law) in connection with, arising out of, or in any way related to the transactions contemplated, or relationship established, by this Agreement or any Sale Supplement, or any act, omission or event occurring in connection herewith or therewith, and to the fullest extent permitted by law, Seller and each Purchaser hereby waives, releases and agrees not to sue upon any such claim for Special Damages, whether or not accrued or whether or not known or suspected to exist in its favor.
Section 8.4    Tax Treatment.
(a)    Seller and the Purchasers agree that all payments made by any of them to or for the benefit of the other under this Article 8, under other indemnity provisions of the Agreement or this Sale Supplement and for any misrepresentations or breaches of warranties or covenants, shall be treated as adjustments to the Purchase Price for tax purposes and that such treatment shall govern for purposes hereof except to the extent that the Applicable Laws of a particular jurisdiction provide otherwise.
(b)    All payments made pursuant to this Agreement shall be made free and clear and without deductions of any kind for taxes.
Section 8.5    Survival. The parties’ obligations under this Article 8 shall survive any termination of the Agreement and/or this Sale Supplement.
Section 8.6    Additional Indemnification.
(a)    Without limiting Seller’s obligations under Article 8 of this Sale Supplement, it is agreed by the parties that if Seller is terminated as servicer under any Deferred Servicing Agreement as a result of any action described in clauses (a) through (e) of Section 8.1 above, Seller shall also pay to the Purchasers, as reasonable and just compensation for such termination, an amount

28

equal to the product of (i) the Purchase Price for such Deferred Servicing Agreement and (ii) the Amortization Percentage for the calendar month in which Seller received notice of such termination, and the Purchasers shall accept such sum as liquidated damages, and not as penalty, in the event of such a termination.
Section 8.7    Specific Performance. Notwithstanding any other provision of the Agreement or this Sale Supplement, (i) it is understood and agreed that the remedy of indemnity payments pursuant to this Article 8 and other remedies at law would be inadequate in the case of any actual or threatened breach of the Agreement or this Sale Supplement by Seller and (ii) the Purchasers shall be entitled, without limiting its other remedies and without the necessity of proving actual damages or posting any bond, to equitable relief, including the remedy of specific performance or injunction, with respect to any breach or threatened breach of such covenants. Such relief shall be in addition to, and not in lieu of, all other remedies available at law or in equity to such party under the Agreement and this Sale Supplement.

ARTICLE 9

GRANT OF SECURITY INTEREST
Section 9.1    Granting Clause. To secure its performance of its obligations under the Agreement and this Sale Supplement, Seller hereby grants to the Purchasers a security interest in all of its right, title and interest in and to the following, whether now owned or hereafter acquired, and all monies “securities,” “instruments,” “accounts,” “general intangibles,” “payment intangibles,” “goods,” “letter of credit rights,” “chattel paper,” “financial assets,” “investment property,” (each as defined in the applicable UCC) and other property consisting of, arising from or relating to any of the following:
(a)    the Servicing Rights in respect of all of the Mortgage Loans and REO Properties related to the Deferred Servicing Agreements, in each case together with all related security, collections and payments thereon and proceeds of the conversion, voluntary or involuntary of the foregoing;
(b)    the Rights to MSRs with respect to each Servicing Agreement;
(c)    all Servicing Fees, Ancillary Income and Prepayment Interest Excess received under the Deferred Servicing Agreements and subject to Section 6.10 of this Sale Supplement any rights to exercise any optional termination or clean‑up call provisions under the Deferred Servicing Agreements;
(d)    all income from amounts on deposit in Custodial Accounts and Related Escrow Accounts related to the Deferred Servicing Agreements;
(e)    all files and records in Seller’s possession or control, including the related Database, relating to the assets specified in clauses (a) through (c);

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(f)    all causes of action, lawsuits, judgments, claims, refunds, choses in action, rights of recovery, rights of set‑off, rights of recoupment, demands and any other rights or claims of any nature, whether arising by way of counterclaim or otherwise, available to or being pursued by Seller to the extent related exclusively to any of the foregoing and/or the Assumed Liabilities; and
(g)    any proceeds of any of the foregoing (collectively, the “Collateral”).
This Sale Supplement shall constitute a security agreement under applicable law. Seller agrees that from time to time it shall promptly execute and deliver all additional instruments and documents and take all additional action that the Purchasers may reasonably request in order to perfect the interests of the Purchasers in, to and under, or to protect, the Collateral or to enable the Purchasers to exercise or enforce any of its rights or remedies hereunder. To the fullest extent permitted by applicable law, Seller hereby authorizes the Purchasers to file financing statements and amendments thereto in connection with the grant of a security interest pursuant to this Section 9.1. Seller covenants and agrees to take all necessary action to prevent the creation or imposition of any Lien upon any of the Collateral, and to maintain the Collateral free and clear of all Liens, other than the Lien securing the obligations of Seller arising under this Sale Supplement. Seller agrees to give the Purchasers prior written notice of any change in its legal name or jurisdiction of organization.

ARTICLE 10

MISCELLANEOUS PROVISIONS
Section 10.1    Further Assurances. Without limiting Section 5.7 of the Agreement, each party hereto shall execute and deliver in a reasonable timeframe such reasonable and appropriate additional documents, instruments or agreements and take such reasonable actions as may be necessary or appropriate to effectuate the purposes of this Sale Supplement at the request of the other party. Without limiting the foregoing, the Seller agrees that it will promptly at the Purchasers’ request execute and deliver an one or more assignment and assumption agreements, in form mutually agreed to by the parties, one or more equity interest assignments, in form mutually agreed to by the parties, or such other documents, instruments or agreements as the Purchasers may reasonably request to evidence the transfers of Rights to MSRs pursuant to Section 2.1, Servicing Rights pursuant to Section 2.2 and Transferred Receivables Assets pursuant to Section 3.1.
Section 10.2    Compliance with Applicable Laws; Licenses. Seller will comply with all Applicable Laws in connection with the performance of its obligations under the Agreement and this Sale Supplement. Seller shall maintain all necessary licenses and approvals in each jurisdiction where the failure to do so would materially and adversely affect the ability of Seller to perform its obligations under the Agreement and this Sale Supplement.
Section 10.3    Merger, Consolidation, Etc. Seller will keep in full effect its existence, rights and franchises as a limited liability company, and will obtain and preserve its qualification to do business as a foreign organization in each jurisdiction in which such qualification

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is or shall be necessary to protect the validity and enforceability of the Agreement, this Sale Supplement, each Deferred Servicing Agreement or any of the Deferred Mortgage Loans, or to perform its duties under the Agreement or this Sale Supplement. Seller may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which Seller shall be a party or acquiring all or substantially all of the assets of Seller, or any Person succeeding to the business of Seller shall be the successor of Seller hereunder and under the Agreement, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that the successor or surviving Person shall be an institution whose deposits are insured by FDIC or a company whose business includes the servicing of mortgage loans and shall have a tangible net worth not less than $25,000,000.
Section 10.4    Annual Officer’s Certificate. Not later than March 15 of each calendar year commencing in 2014, Seller shall deliver to the Purchasers an Officer’s Certificate stating, as to each signatory thereof, that (i) a review of the activities of Seller during the preceding year and of performance under the Agreement and this Sale Supplement has been made under such officers’ supervision and (ii) to the best of such officer’s knowledge, based on such review, Seller has fulfilled all of its obligations under the Agreement and this Sale Supplement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such obligation in any material respect, specifying each such default known to such officer and the nature and status thereof.
Section 10.5    Accounting Treatment. Notwithstanding Section 8.14 of the Agreement, the parties acknowledge that until such time as the Third Party Consents with respect to a Servicing Agreement are obtained, the parties shall treat the transaction hereunder with respect to such Servicing Agreement as a financing for accounting purposes.
Section 10.6    Incorporation. The provisions of Article 8 of the Agreement are hereby incorporated into this Sale Supplement by reference, mutatis mutandis, as if its provisions were fully set forth herein.
Section 10.7    Third Party Beneficiaries. Seller and each Purchaser acknowledge and agree that the indenture trustee, on behalf of the holders of related notes, with respect to any Servicing Advance Financing Agreements pursuant to which such Purchaser has transferred Servicer Advances made pursuant to a Deferred Servicing Agreement is an express third party beneficiary of this Sale Supplement and the Agreement solely with respect to the Deferred Servicing Agreements related to such Servicing Advance Financing Agreement.
[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Sale Supplement to be executed and delivered by its respective officer thereunto duly authorized as of the date above written.
OCWEN LOAN SERVICING, LLC

By: Ocwen Mortgage Servicing, Inc., as its sole     member

By:
    Name:
    Title:
HLSS HOLDINGS, LLC

By:
    Name:
    Title:
HLSS MSR – EBO ACQUISITION LLC

By:
    Name:
    Title:

EXHIBIT A

Form of Monthly Remittance Report
Ocwen Loan Servicing, LLC    xxx
Deal Name
Remittance Summary    [Month] [Year]

Particulars	Amount ($)
Scheduled Principal Payments	0.00
Curtailments	0.00
Interest on curtailment	0.00
Pool to Security	0.00
Payoff Principal	0.00
Neg Amt Prin	0.00
Deferred Principal Paid	0.00
Total Principal remitted	0.00
Gross Scheduled Interest	0.00
Less: Service fee amount	0.00
Less: LPMI Premium	0.00
Add: INT on STA Reinstatement	0.00
Add: INT on STA Paid‑in‑full	0.00
Less: STA PI Recoveries	0.00
Total Interest remitted	0.00
Less: Realized Loss	0.00
Less: Trailing expenses	0.00
Add: Trailing income	0.00
+/‑ Collection on released loans	0.00
Interest on curtailment	0.00
Add: Prepayment penalty	0.00
+/‑ Prior period PPP	0.00
Add: Collection on STA loans	0.00
Add: Non recoverable Credits	0.00
Less: Non recoverable advances	0.00
Less: Non Loan level expense	0.00

A‑1

Particulars	Amount ($)
Less: Jr Lien Blanket Policy Fee	0.00
Less: Pre‑approved legal expense	0.00
+/‑ ‑Reconciliation adjustments	0.00
+ / ‑ Arrearage remittance
Add: Principal Arrearage	0.00
Add: Interest Arrearage	0.00
+ / ‑: Modification Forgiveness of Debt
Principal Forgiveness	0.00
Interest Forgiveness	0.00
Expense Forgiveness	0.00
Scheduling Difference	0.00
Deferred Principal Loss	0.00
SAM waived balance loss	0.00
Investor Incentives	0.00
Less: Compensating Interest adjustment	0.00
Total Remittance	0.00
Beg Sch Balance	0.00
Ending Principal Balance	0.00
Beg Actual Balance	0.00
Ending Actual Principal Balance	0.00
Beg Deferred Principal Balance	0.00
Ending Deferred Principal Balance	0.00
Beg Loan count	0.00
Payoffs	0.00
End Loan count	0.00
Principal Roll Test	0.00
Loan Count Test	0.00
Non Supporting Compensating Interest	0.00
Wire of sub ‑ Investor	0.00
Grand Total for PI Wire	0.00

A‑2

SCHEDULE I

SERVICING AGREEMENTS

I‑1

SCHEDULE II

UNDERLYING DOCUMENTS
None

II‑1

SCHEDULE III

RETAINED SERVICING FEE PERCENTAGE

III‑1

SCHEDULE IV

TARGET RATIO SCHEDULE

IV‑1

SCHEDULE V

VALUATION PERCENTAGE

V‑1

SCHEDULE VI

AMORTIZATION PERCENTAGE

EXHIBIT 3A

Form of RMSR Transfer Agreement

RMSR Transfer Agreement

[date]

Reference is made to that certain Master Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Master Agreement”) dated as of July 23, 2017 by and among Ocwen Loan Servicing, LLC, as seller (“Ocwen”), HLSS Holdings, LLC, as a purchaser (“Holdings”), HLSS MSR – EBO Acquisition LLC, as a purchaser (“MSR – EBO”) and New Residential Mortgage LLC. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Master Agreement.

Section 1.    Sale of Rights to MSRs and Transferred Receivables Assets.

1.1    Pursuant to Section 9.3 of the Master Agreement, Holdings and MSR – EBO wish to transfer the Rights to MSRs and Transferred Receivables Assets in respect of the MSRPA Servicing Agreements set forth on Schedule 1 hereto (such MSRPA Servicing Agreements, the “Specified Servicing Agreements”), to Ocwen so that such Rights to MSRs and Transferred Receivables Assets can be immediately sold to a third party, [___] (the “Third Party Purchaser”), with the proceeds of such sale (the “Third Party Sale”) to be paid to Holdings and MSR – EBO, as appropriate.

THE REMAINDER OF THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

Section 2.    Representations and Warranties of Holdings and MSR – EBO. Each of Holdings and MSR – EBO hereby represents and warrants to Ocwen as follows as of the date hereof:

2.1    It is duly organized and validly existing under the laws of the State of Delaware and has all requisite power and authority to execute, deliver and perform this RMSR Transfer Agreement (this “Agreement”) and to consummate the transactions herein contemplated.

2.2    The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated, have been duly authorized by it and this Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law).

2.3    The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with the provisions of its governing instruments and will not violate any provisions of applicable law or regulation or any order of any court or regulatory body and will not result in the breach of, or constitute a default, or require any consent, under any material agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected.

2.4    ***:

a.	***;

b.	***.

2.5    Each of Holdings and MSR – EBO has complied in all material respects with all applicable anti-money laundering Laws (the “Anti-Money Laundering Laws”), and has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws.

Section 3.    ***.
Section 4.    ***.
Section 5.    Miscellaneous.
5.1    Limited Effect. Except as expressly set forth above or in the attachments hereto, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, claim, cause of action, power or remedy of any party hereto, whether arising before or after the date of this Agreement, or constitute a waiver of any provision of any other agreement.
5.2    Further Assurances. Each party hereto shall execute and deliver in a reasonable timeframe such reasonable and appropriate additional documents, instruments or agreements, including without limitation documents in connection with the SAF related to any Specified Servicing Agreement, and take such reasonable actions as may be necessary or appropriate to effectuate the purposes of this Sale Agreement at the request of any other party.
5.3    Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but the same instrument. Any signature page to this Agreement containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.
5.4    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

5.5    SUBMISSION TO JURISDICTION. EACH OF THE PARTIES HERETO IRREVOCABLY (I) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY MATTERS CONTEMPLATED HEREBY; (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THE DEFENSE OF AN INCONVENIENT FORUM IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT; (III) CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER OR BY ANY OTHER MANNER IN ACCORDANCE WITH LAW; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
5.6    WAIVER OF TRIAL BY JURY. EACH PARTY HERETO IRREVOCABLY AND ABSOLUTELY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE IN CONNECTION WITH, ARISING UNDER OR RELATING TO THIS AGREEMENT OR ANY MATTERS CONTEMPLATED HEREBY, AND AGREES TO TAKE ANY AND ALL ACTION NECESSARY OR APPROPRIATE TO EFFECT SUCH WAIVER.
5.7    Exhibits and Schedules. The exhibits and schedules to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.
5.8    No Offset. No party shall have any right to offset against any amount payable hereunder or other agreement to another party, or otherwise reduce any amount payable hereunder as a result of, any amount owing by another party or any of its Affiliates to such party or any of its Affiliates.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.
HLSS HOLDINGS, LLC

By: __________________________
Name:
Title:
HLSS MSR – EBO ACQUISITION LLC

By: New Residential Investment Corp., its sole member

By: __________________________
Name:
Title:
[NRZ ADVANCE RECEIVABLES TRUST 2015-ON1]
[HLSS SERVICER ADVANCE RECEIVABLES TRUST MS3]
[NRZ SERVICER ADVANCE RECEIVABLES TRUST (ON) JPMC]
By: [HLSS Holdings, LLC, its administrator]
By: __________________________
Name:
Title:]
Acknowledged and agreed to as of
the date first above written.

OCWEN LOAN SERVICING, LLC

By: __________________________
Name:
Title:

Schedule 1 to RMSR Transfer Agreement

Specified Servicing Agreements

[to be attached]

Schedule 2 to RMSR Transfer Agreement

Wire Transfer Instructions

[to be attached]

Exhibit 3B

Form of Sale Agreement

Sale Agreement

[date]

Reference is made to that certain Master Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Master Agreement”) dated as of July 23, 2017 by and among Ocwen Loan Servicing, LLC, as seller (“Ocwen”), HLSS Holdings, LLC, as a purchaser (“Holdings”), HLSS MSR – EBO Acquisition LLC, as a purchaser (“MSR – EBO”) and New Residential Mortgage LLC. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Master Agreement.

Section 1.    Ocwen Purchase of Rights to MSRs and Transferred Receivables Assets.

1.1    Pursuant to Section [9.2][9.4][11] of the Master Agreement, Ocwen wishes to purchase the Rights to MSRs and Transferred Receivables Assets in respect of the MSRPA Servicing Agreements set forth on Schedule 1 hereto (such MSRPA Servicing Agreements, the “Specified Servicing Agreements”).

THE REMAINDER OF THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

Section 2.    Representations and Warranties of Holdings and MSR – EBO. Each of Holdings and MSR – EBO hereby represents and warrants to Ocwen as follows as of the date hereof:

2.1    It is duly organized and validly existing under the laws of the State of Delaware and has all requisite power and authority to execute, deliver and perform this Sale Agreement (this “Agreement”) and to consummate the transactions herein contemplated.

2.2    The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated, have been duly authorized by it and this Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law).

2.3    The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with the provisions of its governing instruments and will not violate any provisions of applicable law or regulation or any order of any court or regulatory body and will not result in the breach of, or constitute a default, or require any consent, under any material agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected.

2.4    ***                                .

2.5    Each of Holdings and MSR – EBO has complied in all material respects with all applicable anti-money laundering Laws (the “Anti-Money Laundering Laws”), and has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws.

Section 3.    ***
Section 4.    ***
Section 5.    Miscellaneous.
5.1    Limited Effect. Except as expressly set forth above or in the attachments hereto, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, claim, cause of action, power or remedy of any party hereto, whether arising before or after the date of this Agreement, or constitute a waiver of any provision of any other agreement.
5.2    Further Assurances. Each party hereto shall execute and deliver in a reasonable timeframe such reasonable and appropriate additional documents, instruments or agreements, including without limitation documents in connection with the SAF related to any Specified Servicing Agreement, and take such reasonable actions as may be necessary or appropriate to effectuate the purposes of this Sale Agreement at the request of any other party.
5.3    Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but the same instrument. Any signature page to this Agreement containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.
5.4    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
5.5    SUBMISSION TO JURISDICTION. EACH OF THE PARTIES HERETO IRREVOCABLY (I) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY ACTION OR

PROCEEDING RELATING TO THIS AGREEMENT OR ANY MATTERS CONTEMPLATED HEREBY; (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THE DEFENSE OF AN INCONVENIENT FORUM IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT; (III) CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER OR BY ANY OTHER MANNER IN ACCORDANCE WITH LAW; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
5.6    WAIVER OF TRIAL BY JURY. EACH PARTY HERETO IRREVOCABLY AND ABSOLUTELY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE IN CONNECTION WITH, ARISING UNDER OR RELATING TO THIS AGREEMENT OR ANY MATTERS CONTEMPLATED HEREBY, AND AGREES TO TAKE ANY AND ALL ACTION NECESSARY OR APPROPRIATE TO EFFECT SUCH WAIVER.
5.7    Exhibits and Schedules. The exhibits and schedules to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.
5.8    No Offset. No party shall have any right to offset against any amount payable hereunder or other agreement to another party, or otherwise reduce any amount payable hereunder as a result of, any amount owing by another party or any of its Affiliates to such party or any of its Affiliates.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.
HLSS HOLDINGS, LLC

By: __________________________
Name:
Title:
HLSS MSR – EBO ACQUISITION LLC

By: New Residential Investment Corp., its sole member

By: __________________________
Name:
Title:
[NRZ ADVANCE RECEIVABLES TRUST 2015-ON1]
[HLSS SERVICER ADVANCE RECEIVABLES TRUST MS3]
[NRZ SERVICER ADVANCE RECEIVABLES TRUST (ON) JPMC]
By: [HLSS Holdings, LLC, its administrator]
By: __________________________
Name:
Title:]
Acknowledged and agreed to as of
the date first above written.

OCWEN LOAN SERVICING, LLC

By: __________________________
Name:
Title:

Schedule 1 to Sale Agreement

Specified Servicing Agreements

[to be attached]

Schedule 2 to Sale Agreement

Wire Transfer Instructions

[to be attached]

EXHIBIT 4

List of Specified Termination Events

CONFIDENTIAL - EXHIBIT NOT TO BE PUBLICLY FILED EXCEPT TO THE EXTENT REQUIRED BY APPLICABLE LAW

[ATTACHED]

CONFIDENTIAL - EXHIBIT NOT TO BE PUBLICLY FILED EXCEPT TO THE EXTENT REQUIRED BY APPLICABLE LAW

THE REMAINDER OF THIS PAGE AND THE FOLLOWING PAGE OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT.

***

EXHIBIT 5
Third Party Purchase Agreement Documentation Principles
The Third Party Purchase Agreement will be prepared in accordance with the following documentation principles:
THE REMAINDER OF THIS PAGE AND THE FOLLOWING PAGE OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT.

***

Attachment 1 to Exhibit 5***
THE REMAINDER OF THIS PAGE AND THE FOLLOWING FOUR PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT.

***

***

Attachment 2 to Exhibit 5

[ATTACHED]

MORTGAGE SERVICING RIGHTS PURCHASE AND SALE AGREEMENT
by and between
OCWEN LOAN SERVICING, LLC,
as Seller
and
[     ],

as Purchaser

Dated as of [     ], 20[ ]

MSR PURCHASE AND SALE TRANSACTION

ARTICLE I
DEFINITIONS                                1
1.1    Definitions.                                        1

ARTICLE II
PURCHASE AND SALE OF THE PURCHASED ASSETS; CLOSING    8
2.1    Purchase and Sale.                                    8
2.2    Sale Date and Transfer Date.                                9
2.3    Closing Obligations.                                    9
2.4    Sale Date Data Tapes.                                    10
2.5    [RESERVED].                                    10
2.6    Payment of Purchase Price.             10
2.7    [RESERVED].                 10
2.8    [RESERVED].                 10
2.9    Transfer of Ownership.                     10
2.10    Servicing Transfer Instructions.                 10
2.11    Document and Data Transfer.                            11
2.12    Assignments; Endorsements.                            11
2.13    Required Consents.                                12
2.14    Costs of Transfer.                                13
2.15    Notice to Borrowers.                                13
2.16    Flood Contracts.                                13
2.17    Tax Records Monitoring.                            14
2.18    Loan Tapes.                                    14
2.19    Custodian.                                    14
2.20    Transfers of REO.                                14
2.21    [RESERVED.]                                14
2.22    Mortgage Insurance.                                14

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SELLER.        15
***

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PURCHASER    18
4.1    Organization, Authority.                            18
4.2     No Conflict.                                    19
4.3    Litigation.                                    19
4.4    Permits.                                    19
4.5.    Financial Ability.                                20
4.6    [No Brokers.                                    20
4.7    No Impediment.                                20
4.8    Servicer Participation Agreement.                        20
4.9    Sophisticated Purchaser.                            21

ARTICLE V
COVENANTS                                21
***

ARTICLE VI
CONDITIONS TO CLOSING                        29
6.1    Conditions to the Obligations of Purchaser and Seller.            29
6.2    Conditions to the Obligations of Purchaser.                    29
6.3    Conditions to the Obligations of Seller.                    30

ARTICLE VII
INDEMNIFICATION                            31
***

ARTICLE VIII
MISCELLANEOUS                                34

8.1    Assignment.                                    34
8.2    No Third-Party Beneficiaries.                            34
8.3    Termination.                                    35
8.4    Expenses.                                    36
8.5    Amendment and Modification.                        36
8.6    Notices.                                    36
8.7    Governing Law.                                37
8.8    Severability.                                    38

8.9    Waiver.                                    38
8.10    Counterparts; Facsimile.                            38
8.11    Entire Agreement.                                38
8.12    Interpretation.                                    39

LIST OF EXHIBITS
Exhibit A-1:    [RESERVED]
Exhibit A-2:    [RESERVED]
Exhibit B:    [RESERVED]
Exhibit C:    Data Fields for the Mortgage Loan Schedule Exhibit D:    Servicing Transfer Instructions
Exhibit E:    Form of Transfer Confirmation
Exhibit F:    Litigation Protocol
Exhibit G:    Form of Power of Attorney
Exhibit H:    Form of Assignment and Assumption Agreement
Exhibit I:    Form of HAMP/HAFA Assignment and Assumption Agreement

Schedules

Preliminary Mortgage Loan Schedule Schedule 3.4(a):    Litigation

MORTGAGE SERVICING RIGHTS PURCHASE AND SALE AGREEMENT
THIS MORTGAGE SERVICING RIGHTS PURCHASE AND SALE AGREEMENT, dated as of [ ], 20[ ] (this “Agreement”), is executed within the United States Virgin Islands by and between Ocwen Loan Servicing, LLC, a Delaware limited liability company (the “Seller”) and a wholly-owned subsidiary of Ocwen Mortgage Servicing, Inc., and [ ], a [___________] (the “Purchaser”). Seller and Purchaser are referred to collectively herein as the “Parties” and each individually as a “Party.”

Background
WHEREAS, Seller presently services certain mortgage loans, each secured by a first or second lien on residential real property, as more particularly described on the Mortgage Loan Schedule (as defined herein);
WHEREAS, Ocwen Mortgage Servicing, Inc., the parent corporation of Seller, (i) has reviewed, analyzed, and approved this transaction, (ii) has authorized and caused Seller to enter into this Agreement, and (iii) has not delegated any authority to any person outside the United States Virgin Islands to agree to terms on its behalf; and
WHEREAS, Seller and Purchaser desire to set forth the terms and conditions pursuant to which Seller will sell, transfer and assign to Purchaser all of Seller’s right, title and interest in and to the Servicing Rights (as defined herein), and Purchaser will purchase and assume all right, title and interest in and to the Servicing Rights.
Terms
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:
ARTICLE I DEFINITIONS

1.1	Definitions.

(a)    Certain Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Action” means any action, suit, litigation, arbitration, inquiry, proceeding or investigation by or before any Governmental Authority.

“Affiliate” shall have the meaning given to such term in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended from time to time.
“Agreement” shall have the meaning given thereto in the preamble hereto, as this Agreement may be amended or modified from time to time in accordance with the provisions hereof.

“Ancillary Fees” means all fees and income derived from and related to the Mortgage Loans, excluding Servicing Fees attributable to the Mortgage Loans, but including late charges, prepayment penalties, incentive fees payable under HAMP, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees, income on escrow accounts and custodial accounts or other receipts on or with respect to such Mortgage Loans, and all other incidental fees, income and charges collected from or assessed against the Mortgagor, other than those charges payable to the applicable Investor under the terms of the applicable Servicing Agreements or as otherwise agreed by the Parties.
“Applicable Law” means, as of the time of a particular action, omission or event, any Law or Order applicable to the Mortgage Loans, the Servicing Rights or the Contemplated Transactions.
“Applicable Servicing Requirements” means, as applicable, as of the time of a particular action, omission or event (i) all contractual obligations relating to the Servicing of the Mortgage Loans, including those contractual obligations contained in the applicable Servicing Agreements or in the Mortgage Loan Documents; and (ii) all Applicable Laws applicable to the Servicing of the related Mortgage Loans, including any Order with any Regulator.
“Assignment of Mortgage Instrument” means an assignment of Mortgage Instrument, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction where the related Mortgaged Property is located to reflect the transfer of the Mortgage Instrument to the party indicated therein or if the related Mortgage Instrument has been recorded or previously assigned in the name of MERS or its designee, such actions as are necessary to cause the designee to be shown as the owner of the related Mortgage Instrument on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.
“Assumption Agreement” means the agreement pursuant to which the Purchaser shall assume the Seller’s rights and obligations under the applicable Servicing Agreement.
“Business Day” means any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions located in the states in which the Parties do business generally are required or authorized by law or executive order to close.
“Closing” means the consummation of the applicable Contemplated Transactions on the Sale Date, at such time on the Sale Date as is mutually agreed to by the Parties.
“Collateral Files” means, with respect to each Mortgage Loan, that file containing the Mortgage Loan Documents or, as permitted by Applicable Servicing Requirements, copies thereof, that are required by the applicable Investor pursuant to Applicable Servicing Requirements to be held by the Custodian.
“Contemplated Transactions” means the transactions contemplated by this Agreement.
“Custodial Accounts” means the accounts in which Custodial Funds are to be deposited and maintained by Servicer.
“Custodial Funds” means all funds held by Servicer with respect to the related Mortgage Loans, including all principal and interest funds, and any other funds due the Investor, maintained by Servicer relating to the Mortgage Loans.

“Custodian” means the party, or its successors or assigns, responsible for the safekeeping and tracking of the Collateral File.
“Effective Date” means the date on which this Agreement is executed by both Parties.
“Encumbrances” means any claims, liens, encumbrances, pledges, easements, servitudes, mortgages, deeds of trust, security interests, options, charges or similar rights of any kind whatsoever.
“Escrow Accounts” means the accounts in which Escrow Funds are to be deposited and maintained by the Servicer.
“Escrow Funds” means funds held by Servicer or on Servicer’s behalf with respect to the related Mortgage Loans for the payment of taxes, assessments, insurance premiums, ground rents, funds from hazard insurance loss drafts, other mortgage escrow and impound items and similar charges (including interest accrued thereon for the benefit of the Mortgagors under the Mortgage Loans, if applicable).
“Escrow Payment” means the portion of a Mortgage Loan Payment in connection with a Mortgage Loan that relates to funds for the payment of taxes, assessments, insurance premiums and other customary mortgage escrow amounts required under the Mortgage Loan Documents.
“Fannie Mae” means the Federal National Mortgage Association (FNMA), or any successor thereto.
“GAAP” means generally accepted accounting principles in the United States.
“Governmental Authority” means any federal, state or local governmental authority, agency, commission or court, including any Regulator.

“HAFA” means the Home Affordable Foreclosure Alternatives Program, including all Supplemental Directives, in effect as of the Transfer Date, pursuant to regulations promulgated by the U.S. Department of the Treasury.
“HAMP” means the Home Affordable Modification Program, including all Supplemental Directives (including the Principal Reduction Alternatives described in Supplemental Directive 10-05, et. seq. “PRA”), in effect as of the Sale Date, pursuant to regulations promulgated by the U.S. Department of Treasury.
“Insurer” or “Insurers” means any private insurer of Mortgage Insurance and any insurer under any standard hazard insurance policy, any federal flood insurance policy, any title insurance policy or alternative title product, any earthquake insurance policy, or any other insurance policy applicable to a Mortgage Loan, Mortgaged Property or Pool, and any successor thereto.
“Investor” means any private investor, trust or other Person who owns or holds Mortgage Loans or any interest therein (including any trustee on behalf of any holders of any related mortgage backed securities, and not the holders of such related mortgage backed securities) serviced by Seller pursuant to any Servicing Agreement, provided, that if Seller only owes Servicing obligations to a Person other than the owner or holder of a Mortgage Loan or any interest therein (including any trustee on behalf of any holders of any related mortgage backed securities) under a Servicing Agreement, such other Person shall be deemed to be the Investor for the purposes of this Agreement.

“Law” means any federal, state, local, municipal, or other constitution, law, rule, standard, requirement, administrative ruling, order, ordinance, principle of common law, legal doctrine, code, regulation, or statute relating to the making, servicing, purchasing, selling, or holding, or securitizing residential mortgage loans, including, for the avoidance of doubt, (i) the Real Estate Settlement Procedures Act, the federal Truth in Lending Act, the Equal Credit Opportunity Act, the Fair Housing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Home Mortgage Disclosure Act, the Federal Trade Commission Act, the Gramm-Leach-Bliley Act and all applicable state laws similar to or related to the foregoing, (ii) laws covering predatory lending, fair housing and unfair and deceptive practices and (iii) state adaptations of the Uniform Commercial Code and the Uniform Consumer Credit Code.
“Losses” means any and all actual and direct out-of-pocket losses, costs, deficiencies, claims, damages or expenses, including reasonable attorneys’ fees and disbursements in respect of any obligation to indemnify any Person pursuant to the terms of this Agreement; provided, however, that Losses shall not include (i) any consequential, punitive, indirect or special losses or damages, other than such damages or losses paid to a third party or imposed under legal authority on an Indemnified Party by a third party, including any Regulator or (ii) amounts attributable to or arising from overhead allocations, general or administrative costs and expenses, or any cost for the time of either Party’s employees.
“MERS” means the Mortgage Electronic Registration System that enables MERS members to track servicing and beneficial rights ownership without the need for the execution, delivery and recordation of an Assignment of Mortgage Instrument with respect to a Mortgage Loan from the existing Servicer to the new Servicer when the servicing with respect to the Mortgage Loan is transferred.
“MOM Loan” means a Mortgage Loan with respect to which the granting clause of the uniform security instrument has been modified according to applicable Investor requirements so that the Mortgagor grants the mortgage to MERS rather than to the original lender and which, when recorded, reflects MERS as the original mortgagee.
“Mortgage Instrument” means any deed of trust, security deed, mortgage, security agreement or any other instrument which constitutes a lien or encumbrance on real estate securing payment by a Mortgagor of a Mortgage Note.
“Mortgage Insurance” means the default insurance provided by private mortgage insurance companies on certain Mortgage Loans, whether lender-paid or borrower-paid.
“Mortgage Loan” means the one- to four-family residential mortgage loans or REO identified on the Mortgage Loan Schedule with respect to which, prior to the Sale Date, Seller is the owner of the Servicing Rights and which are the subject of this Agreement.
“Mortgage Loan Documents” means, with respect to any Mortgage Loan, the original Mortgage Loan related documents held by the Custodian, including, if applicable, the Mortgage Note; Mortgage Instrument; Assignments of the Mortgage Instrument, if any; title insurance policy or alternative title product; power of attorney; assumption, modification or consolidation agreements, if any, in each case if and to the extent required by Applicable Servicing Requirements.
“Mortgage Loan Payment” means, with respect to any Mortgage Loan, the amount of each monthly installment of principal and interest and/or escrow or other payment, as applicable, on such

Mortgage Loan, whether required or permitted to be paid by the Mortgagor in accordance with the terms of the Mortgage Loan Documents.
[“Mortgage Loan Schedule” means the schedule of the Mortgage Loans setting forth the information with respect to each Mortgage Loan identified in Exhibit C, which information may be updated and amended pursuant to Section 2.4 hereof or as otherwise agreed by the Parties, and which will be delivered in electronic form.]1
“Mortgage Note” means the original or a certified true and correct copy of the promissory note executed by a Mortgagor, or lost note affidavit, as applicable, secured by a Mortgage Instrument and evidencing the indebtedness of the Mortgagor under a Mortgage Loan.
“Mortgaged Property” means the property that secures a Mortgage Note and that is subject to a Mortgage Instrument.
“Mortgagor” means any obligor under a Mortgage Note or a Mortgage Instrument.
“Order” means any order, injunction, judgment, decree, ruling, writ, assessment, agreement, or arbitration award of a Governmental Authority.
“Origination Source”: Any Person who, in connection with the origination of a Mortgage Loan or the program under which such Mortgage Loan was originated, retained the right to consent to the subsequent transfer of servicing of such Mortgage Loan and/or sale of the related Servicing Rights.
“Origination Source Consent”: The written consent of an Origination Source.
1 To be updated based on type of servicing rights being sold.
“Party” or “Parties” means Seller and Purchaser.
“Permit” means any license, permit, order, consent, registration, authorization qualification, certificate or filing with any Governmental Authority or pursuant to any Law or Servicing Agreement.
“Person” means an individual, a corporation, a partnership, a limited liability company, a joint venture, a trust, an unincorporated association or organization, or a government body, agency or instrumentality.
“Pool” means one or more Mortgage Loans that have been aggregated pursuant to the requirements of the applicable Investor, and have been pledged or sold to secure or support payments on specific securities or participation certificates or whole loan pools.
“Preliminary Cut-Off Date” means, with respect to the Servicing Rights, the close of business on the fifth (5th) Business Day prior to the Sale Date.
“Purchase Price” means, [    ]
“Purchaser Material Adverse Effect” means any event that has had, or would be reasonably expected to have, a material and adverse effect upon the ability of Purchaser to consummate the

Contemplated Transactions or perform its obligations under this Agreement or any of the Transfer Confirmations.
“Regulator” means the Consumer Financial Protection Bureau, or any successor thereto or other Governmental Authority having jurisdiction over Seller or Purchaser.
“REO” means any residential real property owned by Seller, any of its Affiliates or an Investor (whether for its own account or on behalf of an Investor), as a result of an actual completion of foreclosure proceedings or other acquisition of title with respect to a Mortgage Loan.
“Representatives” means each of the respective attorneys, accountants, officers, employees and other authorized agents, advisors and representatives of Purchaser or Seller.
“Required Consent”: With respect to each Mortgage Loan and the related Servicing Rights, each and every consent, approval, notice, confirmation, agreement or other documentation required by the applicable Servicing Agreement and Applicable Servicing Requirements in order to sell, assign and transfer the Servicing Rights to the Purchaser in accordance with this Agreement, including, without limitation, as applicable, Investor consent, Insurer consent, Origination Source Consent, trustee consent, master servicer consent and rating agency confirmation.
“Sale” means a sale of Servicing Rights on the Sale Date, as provided in this Agreement.

“Sale Date” means [_______], 20[__] or a date that is mutually agreed to in writing by Seller and Purchaser, in each case assuming that all conditions precedent to Closing have been satisfied in accordance with Article IV.
“Seller Material Adverse Effect” ***.
“Servicer” means, with respect to any Mortgage Loan, a party contractually obligated to service the Mortgage Loan in accordance with the applicable Servicing Agreement.
“Servicing” means the responsibilities with respect to servicing the Mortgage Loans under the Applicable Servicing Requirements.
“Servicing Agreements” With respect to any Mortgage Loan, all of the contracts (including, without limitation, any pooling agreement, servicing agreement, custodial agreement or other agreement or arrangement) establishing and relating to the rights and obligations of the Servicer, whether as master servicer, servicer, sub-servicer or other similar role, as applicable.
“Servicing Fees” means all compensation payable to Seller under the applicable Servicing Agreements, including each servicing fee payable based on a percentage of the outstanding principal balance of the Mortgage Loans and any payments received in respect of the foregoing and proceeds thereof but excluding any servicing fees payable on monthly payments that were due in any month prior to the Transfer Date, that remain unpaid or collected following such Transfer Date, excluding any other servicing compensation, such as Ancillary Fees and investment income.
“Servicing File” means, with respect to each Mortgage Loan, the physical and electronic files and records maintained by the Seller in connection with its servicing of such Mortgage Loan,

including, without limitation, Mortgage Loan Documents, payment histories and Mortgagor communications, in each case to the extent applicable.
“Servicing Rights” means any and all of the following: (i) the rights and obligations to service, administer, collect payments for the reduction of principal and application of interest thereon, collect payments on account of taxes and insurance, pay taxes and insurance, remit collected payments, provide foreclosure services, provide full escrow administration, (ii) any other obligations required by any Investor or Insurer in, of, for or in connection with such Mortgage Loan pursuant to the applicable Servicing Agreement, (iii) the right of the applicable
Servicer to possess any and all documents, files, records, mortgage file, servicing documents, servicing records, data tapes, computer records, or other information pertaining to such Mortgage Loan or pertaining to the past, present or prospective servicing of such Mortgage Loan, (iv) the right to receive the Servicing Fees and any Ancillary Fees arising from or connected to such Mortgage Loan and the benefits derived from and obligations related to any accounts arising from or connected to such Mortgage Loan and (v) all rights, powers and privileges incident to any of the foregoing, subject, in each case, to any rights, powers and prerogatives retained or reserved by the Investors.
“Servicing Transfer Instructions” means the instructions detailing the procedures pursuant to which Seller shall cause the transfer of servicing of the Mortgage Loans to Purchaser attached hereto as Exhibit D.
***.
“Termination Date” means [DATE], unless a different date is mutually agreed upon by the Parties in writing.
“Transaction Documents” means this Agreement and the Transfer Confirmations (including, in each case, any and all exhibits, schedules and attachments to any such documents and any other documents executed or delivered in connection therewith).
“Transfer Confirmation” means a document, substantially in the form of Exhibit E hereto, executed by Seller and Purchaser, which confirms the sale, transfer and assignment of the Servicing Rights to Purchaser for Servicing on the Transfer Date.
“Transfer Date” means [_______], 20[__]; provided that the applicable Required Consents, and the other conditions to the transfer of the Servicing Rights have been obtained, satisfied or waived. The Sale Date and the Transfer Date will be the same date.

ARTICLE II
PURCHASE AND SALE OF THE PURCHASED ASSETS; CLOSING

2.1	Purchase and Sale.

(a)    In exchange for the Purchase Price, Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, the Servicing Rights relating to the Mortgage Loans and Pools identified on the Mortgage Loan Schedule. Upon the terms and subject to the conditions of this Agreement, and subject to the Applicable Servicing Requirements, Seller shall, on the Sale Date, sell and assign to Purchaser, and Purchaser shall purchase and assume from Seller, all right, title, interest and obligation of Seller in and to the Servicing Rights to the Mortgage Loans identified on the Mortgage Loan Schedule as being sold on that date (the “Purchased Assets”).
(b)    Prior to the Sale Date or the Transfer Date, as applicable, Purchaser and Seller shall execute (or cause to be executed) and deliver the documents required by the Investor in connection with the transfer of the related Servicing Rights hereunder, in form and substance reasonably satisfactory to Purchaser and Seller, and shall execute and deliver such other instruments or documents as Purchaser and Seller shall reasonably determine are necessary to evidence the transactions contemplated hereby.

2.2	Sale Date and Transfer Date.

(a)    Subject to the terms and conditions of this Agreement, including the receipt of the Required Consents, on the Sale Date, all legal, beneficial and equitable ownership of and to the applicable Purchased Assets shall be sold, assigned, transferred, conveyed and delivered by Seller to Purchaser, and Purchaser shall purchase from Seller, all legal, beneficial and equitable ownership of and to such Purchased Assets, free and clear of all liens.

(b)    Notwithstanding any provision in this Agreement to the contrary, all rights, title (including any document of title), interest, beneficial ownership, and risk of loss in the Servicing Rights that are sold, transferred, assigned, set over, and conveyed to Purchaser on the Sale Date shall pass by Seller to Purchaser in the United States Virgin Islands upon the Sale Date, subject to the terms and conditions of this Agreement.

(c)    On the Transfer Date, (x) Seller shall cease to be the servicer, under the related Servicing Agreement in respect of the Mortgage Loans and (y) the physical transfer of Servicing Rights to Purchaser shall occur on the books and records of the Investor.

2.3	Closing Obligations.

(a)    Deliveries of Seller.

(i)    No later than the close of business on the Business Day prior to the Sale Date, Seller shall deliver to Purchaser the Required Consents.

(ii)    No later than two (2) Business Days prior to the Sale Date, Seller shall deliver to Purchaser payment instructions indicating the bank account or accounts to which Purchaser should pay, by wire transfer of immediately available funds, the Purchase Price relating to the Servicing Rights.

(iii)    On the Sale Date, Seller shall deliver to Purchaser, or shall cause to be delivered to Purchaser, (A) a duly executed Assignment and Assumption Agreement in the form attached hereto as Exhibit H; and (B) any and all other agreements, certificates, instruments and documents otherwise required of Seller under this Agreement or as may reasonably be requested by Purchaser.

(b)    Deliveries of Purchaser. On the Sale Date, Purchaser shall deliver to Seller (A) a duly executed Assignment and Assumption Agreement in the form attached hereto as Exhibit H; and (B) the Purchase Price in accordance with Section 2.6(a).

(c)    Assumed Obligations. Subject to the terms and conditions of this Agreement, including Seller’s indemnification obligations in Article VII, on the Sale Date, Purchaser shall assume and shall agree to pay, perform and discharge all of the obligations, covenants, and agreements of as Servicer under the Servicing Agreements assigned on the Sale Date, solely to the extent arising on or after the Sale Date, and not relating to an act or omission of Servicer or any other Person prior to the Sale Date (collectively, the “Assumed Liabilities”). For the avoidance of doubt, Seller and Purchaser agree that Purchaser is not assuming any agreements other than the Servicing Agreements and related loss mitigation agreements referenced in Section 5.9.

2.4	Sale Date Data Tapes.

No later than three (3) Business Days before the Sale Date, Seller shall provide Purchaser with a preliminary tape(s) containing the information reasonably required hereunder to purchase the Servicing Rights to be transferred on the Sale Date. Without limiting the foregoing, the data tape or tapes delivered in connection with the Sale Date shall contain the information specified on the Mortgage Loan Schedule as of the Preliminary Cut-Off Date.

2.5	[RESERVED].

2.6	Payment of Purchase Price.

(a)    In full consideration for the sale of the Servicing Rights, and subject to Article VI hereof, on the Sale Date, Purchaser shall [PURCHASE PRICE MECHANIC TO BE UPDATED].

2.7	[RESERVED].

2.8	[RESERVED].

2.9	Transfer of Ownership.

From and after the Sale Date, all legal, beneficial and equitable ownership of and to the related Servicing Rights shall vest in Purchaser. The possession by any Person of all Servicing Files, Collateral Files, Custodial Accounts and Escrow Accounts following the Sale Date, is solely in a custodial capacity for and at the will of Purchaser, subject to Investor requirements.

2.10	Servicing Transfer Instructions.

In connection with the transfer of Servicing Rights from Seller to Purchaser pursuant to this Agreement, Seller and Purchaser shall follow the Servicing Transfer Instructions in all material respects and shall take all steps necessary or appropriate to effectuate and evidence the transfer of the servicing of the related Mortgage Loans and Pools to Purchaser. In any instance in which the Servicing Transfer Instructions conflict with the terms of this Agreement, the terms of this Agreement shall control. Seller and Purchaser shall work cooperatively to ensure that the process of transferring the Servicing Rights complies with Applicable Servicing Requirements, including those of the Regulators, and the Servicing Transfer Instructions shall conform to such
Applicable Servicing Requirements. Each of Seller and Purchaser shall comply with servicing transfer guidance issued by the Consumer Financial Protection Bureau.

2.11	Document and Data Transfer.

(a)    Seller shall provide or cause to be provided to Purchaser or its designee accurate and complete Mortgage Loan information and documentation (including, without limitation, all servicing notes, collateral documents and other agreements related to the Mortgage Loans) in Seller’s possession and control at the time of the Transfer Date so as to enable Purchaser or its designee, to service the Mortgage Loans on and after the Transfer Date. To the extent not previously provided, the following items will be delivered within the timeframes set forth in the Servicing Transfer Instructions:

(i)    One or more readable tapes or electronic data files, in a form and content as mutually agreed, to allow Purchaser to service such Mortgage Loans in accordance with the applicable Servicing Agreements following the Transfer Date;

(ii)    Electronic images of the Servicing Files in the possession of Seller in accordance with the terms of the Agreement, or access to Seller’s web portal containing such documents, that are reasonably sufficient to enable Purchaser to assume the responsibility for and to conduct the Servicing of such Mortgage Loans in all material respects following the Transfer Date;

(iii)	[Reserved];

(iv)    If reasonably available and without any representation or warranty as to accuracy, Seller shall provide to Purchaser for each related Servicing Agreement, with respect to delinquent Mortgage Loans, the most recent broker price opinions made with respect to the related Mortgage Loans, which may be included in the related Servicing File; and

(v)	On the Transfer Date, the applicable Transfer Confirmation.

(b)    Anything to the contrary contained in this Agreement notwithstanding, except for Applicable Servicing Requirements which must be satisfied, with respect to each Mortgage Loan, Seller may deliver any documents required to be delivered to Purchaser by means of electronic data containing the relevant information or a computer disk containing scanned images of some or all documents relating to the Mortgage Loan; provided, that any such electronic data shall be in a format mutually agreed upon by the Parties.

(c)    Seller shall cooperate with Purchaser in connection with reasonable loan level testing, through review of images and reports, to allow Purchaser to prepare for the transfer of servicing of the Mortgage Loans. Any images provided to Purchaser shall be in PDF, TIF or multi-TIF format.

2.12	Assignments; Endorsements.
(a)    As soon as practicable after the Transfer Date, Purchaser will provide notification of endorsements needed from Seller’s name to Purchaser or the applicable Investor based on its receipt of custodial exception reports. Within one hundred twenty (120) days of receipt of such notification (or such earlier time as required under Applicable Servicing Requirements if requested by Purchaser with respect to a particular Mortgage Loan in order to service such Mortgage Loan in accordance with Applicable Servicing Requirements), Seller shall complete endorsements from its name to Purchaser or the applicable Investor. Seller shall provide Purchaser a semi-monthly status report of endorsements in progress. If the original Mortgage Note is endorsed to a specific party or to Seller, Seller will endorse the original Mortgage Note “pay to the order of blank/Purchaser or its designee, without recourse” signed in the name of Seller by an authorized officer. If the original Mortgage Note is endorsed “pay to the order of ‘blank’”, Seller will deliver the Mortgage Note to Purchaser or its designee, and will not complete an additional endorsement.

(b)    If the Mortgage Instrument or Assignment of Mortgage Instrument is in the name of Seller, Seller will no later than one hundred twenty (120) days after the Transfer Date, prepare and submit to the appropriate county office for recordation an Assignment of Mortgage Instrument to Purchaser or its designee. Seller shall bear all costs associated with the preparation and recording of such Assignments of Mortgage Instrument. For the avoidance of doubt, Seller shall not be obligated to prepare or record any such Assignment of Mortgage Instrument if there is an executed Assignments of Mortgage Instrument in blank in the related Collateral File.

(c)    With respect to Mortgage Loans registered with MERS, Seller shall provide Purchaser with the MERS mortgage loan identification number for each such Mortgage Loan and take such other actions with respect to MERS as set forth in the Servicing Transfer Instructions. For each Mortgage Loan registered with MERS that has a status of “Active (Registered)” in the MERS system as of the Transfer Date, Purchaser shall follow the requirements of the applicable Investor and MERS to reflect in the records of MERS the assignment and transfer of the applicable Servicing Rights from Seller to Purchaser. For each Mortgage Loan registered with MERS or closed as a MOM Loan, Seller shall bear all costs and responsibility associated with the reflection of the transfer of Servicing Rights in the records of MERS, which costs shall include, for the avoidance of doubt, the expense associated with the registration of the assignment of the Servicing Rights from Seller to Purchaser on the MERS system. Purchaser or its designee shall provide the MERS Servicer and Investor ORG ID to Seller ten (10) Business Days prior to the Sale Date.

2.13	Required Consents.

From the date hereof until the Sale Date, or the Termination Date, Purchaser shall use its commercially reasonable efforts to obtain, and Seller shall cooperate with Purchaser to obtain, the applicable Required Consents on or prior to the Sale Date. Seller will be responsible for all costs and expenses (including any indemnification obligations that are acceptable to Seller) arising out of or relating to obtaining such consents; provided, however, that Purchaser shall be responsible for any costs or expenses of Seller or its counsel. The Parties shall use commercially reasonable efforts to minimize the cost and expenses incurred in connection with obtaining the applicable Required Consents.
Prior to the Sale Date, Purchaser and Seller shall (i) execute (or cause to be executed) and deliver the documents required by the applicable Investors in connection with the transfer of the related Servicing Rights and, as applicable, the Servicing Agreements, hereunder, in form and substance reasonably satisfactory to both Parties, and (ii) cooperate with each other to transfer (to the extent permitted by the applicable Investor) from Seller to Purchaser the benefit of any waivers granted by Investors directly related to Servicing the Mortgage Loans (which, for the avoidance of doubt, includes waivers related to Collateral Files), including with respect to Mortgage Loan Documents required to be held in the Collateral File to the extent held by the Custodian.

2.14	Costs of Transfer.

Except as otherwise provided herein, each of the Parties hereto shall bear its own fees, expenses and commissions of financial, legal and accounting advisors and other outside consultants incurred in connection with the due diligence, negotiation and execution of this Agreement and the consummation of the Contemplated Transactions.

2.15	Notice to Borrowers.

Seller and Purchaser shall work jointly to provide servicing transfer notices and any other similar notices to Mortgagors if and as may be required under the Applicable Servicing Requirements, including the Federal Real Estate Settlement Procedures Act codified § 2601 et seq. and implemented by Regulation X, 24 C.F.R. Part 3500, and if any such notices shall be required to be sent (or are otherwise sent) by either Party (or both Parties), each Party shall bear the expense of sending its own notices. In addition, and without limiting the generality of the foregoing sentence, at least fifteen (15) days prior to the Transfer Date, Seller shall, at Seller’s expense, (a) in accordance with Applicable Servicing Requirements, notify the Mortgagor of each related Mortgage Loan of the transfer of the servicing to Purchaser and instruct the Mortgagor to remit all monthly payments to Purchaser after the Transfer Date, and (b) by the Transfer Date, notify any custodian, real estate tax authorities and insurance companies and/or agents, that the Servicing Rights are being transferred and instruct such entities to deliver all payments, notices, tax bills and insurance statements to Purchaser after the Transfer Date. No later than fifteen (15) days after the Transfer Date, Purchaser shall, at Purchaser’s expense, in accordance with Applicable Servicing Requirements, notify the Mortgagor of each related Mortgage Loan of the transfer of the servicing to Purchaser and instruct the Mortgagor to remit all monthly payments to Purchaser after the Transfer Date. The form of such “goodbye letter” and “welcome letter” shall be approved not less than three (3) weeks in advance of the first Transfer Date by both Parties, which such approval shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Seller and Purchaser may mutually agree to provide joint notifications to the Mortgagors consistent with Applicable Servicing Requirements.

2.16	Flood Contracts.

No later than the Transfer Date, Seller shall assign to Purchaser, at Seller’s expense, a fully paid, freely assignable, completed life of loan flood certificate on each Mortgage Loan, including appropriate loan-level flood determination data. If Seller is unable to assign such certificate, but does provide a fully paid, freely assignable, completed life of loan flood certificate issued by a vendor other than CoreLogic on each Mortgage Loan, including appropriate loan-level flood determination data, Seller shall pay Purchaser $3.50 for each such Mortgage Loan. If Seller is unable to assign such life of loan certificates for each Mortgage Loan, Seller shall pay Purchaser $6.00 for each such Mortgage Loan.

2.17	Tax Records Monitoring.

No later than the Transfer Date, Seller shall assign to Purchaser a fully paid, freely assignable, life of loan tax service contract on each Mortgage Loan, if and to the extent assignable at Seller’s expense. If Seller fails to deliver such contract for any Mortgage Loan, Seller shall pay Purchaser $25.00 for each such Mortgage Loan.

2.18	Loan Tapes.

Seller will provide to Purchaser a test tape, trial tape, and an accurate conversion tape containing all available history, and loan information and all other information necessary to service the Mortgage Loans in accordance with the Applicable Servicing Requirements as of the Transfer Date so as to complete the conversion of all Mortgage Loans, and security information, in each case in such manner as reasonably requested by Purchaser, including the information set forth in the Servicing Transfer Instructions. A test tape described above with a cut-off date sixty
(60) days prior to the Transfer Date shall be provided by Seller to Purchaser within five (5) Business Days following such cut-off date.

2.19	Custodian.

Purchaser shall continue to use the Custodian presently used by the Investor pursuant to the Servicing Agreement.

2.20	Transfers of REO.

In connection with any REOs acquired in the name of Seller in accordance with Applicable Servicing Requirements for the account of the applicable Investor, Purchaser, at Seller’s sole cost and expense, shall transfer record title from Seller to Purchaser or its designee.

2.21	[RESERVED.]

2.22	Mortgage Insurance.

Seller will agree to provide reasonable cooperation in connection with the resolution of curtailments and rescissions, including, without limitation, providing documentation, data and backup with respect thereto that is in the possession or control of Seller and not previously provided to or otherwise in the possession of Purchaser. In addition, Seller and Purchaser understand that the master servicer of the securitizations may condition its consent of the servicing transfer on the implementation of certain processes. If such request is made by the master servicer, Seller and Purchaser shall work together in good faith to resolve such request.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF SELLER

THE REMAINDER OF THIS PAGE AND THE FOLLOWING FOUR PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
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ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PURCHASER
Purchaser represents and warrants to Seller as of the date hereof, as of the Sale Date and as of the Transfer Date as follows:
4.1    Organization, Authority. Purchaser is duly organized and validly existing as a [__________] in good standing under the laws of [_______]. Purchaser has all corporate or similar power and corporate or similar authority and is duly qualified or otherwise authorized in all material respects to do business in each jurisdiction where the ownership or operation of the Purchased Assets requires such qualification. All necessary corporate or similar action and other proceedings required to be taken by Purchaser to authorize the execution, delivery and performance of this Agreement and the Transfer Confirmations and the consummation of the Contemplated Transactions have been duly taken. This Agreement has been, and each of the Transfer Confirmations will be, duly executed and delivered by or on behalf of Purchaser and, assuming the due execution by Seller of this Agreement and the Transfer Confirmations, constitute the legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with its terms, except as such enforceability may be limited by Laws applicable to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar Laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies or by general principles of equity.

4.2	No Conflict.

(a)    The execution, delivery and performance by Purchaser of this Agreement and the consummation by Purchaser of the Contemplated Transactions will not:

(i)    violate or conflict with the organizational documents of Purchaser;

(ii)    violate any provision of Law to which Purchaser is subject or violate or conflict with any Order applicable to Purchaser; or

(iii)    violate, breach or constitute a default (with or without notice or lapse of time or both) under or give rise to a right of termination, cancellation or acceleration of any right, remedy or obligation under any term or provision of any material contract or agreement to which Purchaser is a party which breach could reasonably be expected to (A) result in a Purchaser Material Adverse Effect, (B) impair in any material respect the ability of Purchaser to perform its obligations under this Agreement or any of the Transfer Confirmations or (C) prevent or materially impede or delay the consummation of the Contemplated Transactions.

(b)    Except for the Required Consents, the execution, delivery and performance by Purchaser of this Agreement and the consummation by Purchaser of the Contemplated Transactions do not require any consent from, registration, declarations or other filing with or approval or authorization of any Governmental Authority by or with respect to Purchaser.

4.3	Litigation.

No Actions are pending or, to Purchaser’s knowledge, threatened against Purchaser which would have a Purchaser Material Adverse Effect. Purchaser is not subject to any Order that would have a Purchaser Material Adverse Effect.

4.4	Permits.

(a)    Purchaser has all of the Permits that are required to own and administer the Servicing Rights, except where the failure to obtain such Permits would not delay the consummation of the Contemplated Transactions or have, individually or in the aggregate, a Purchaser Material Adverse Effect. Purchaser has complied in all material respects with all requirements in connection with such Permits and such Permits are in full force and effect and, to the knowledge of Purchaser, no suspension or cancellation of any of them has been threatened and the Permits will not be subject to suspension, modification or revocation as a result of this Agreement or the consummation of the Contemplated Transactions, except where any such failures to hold or comply or any such suspension, modification or revocation would not either delay the consummation of the Contemplated Transactions or have, individually or in the aggregate, a Purchaser Material Adverse Effect.
(b)    Without limiting the generality of Section 4.4(a), Purchaser is (i) properly licensed and qualified to do business and in good standing in each jurisdiction in which such licensing and qualification is necessary to act as the servicer under any of the Servicing Agreements and applicable law, and (ii) qualified to act as the servicer under each Servicing Agreement, and no event has occurred which would make Purchaser unable to comply with all such eligibility requirements or which would require notification to an Investor.

(c)	Purchaser is an approved member in good standing of the MERS system.

4.5	Financial Ability.

Purchaser will have (when required under this Agreement) immediate access to all funds necessary to pay the Purchase Price and related fees and expenses and Purchaser will have (when required under this Agreement) the financial capacity to perform all of its other obligations under this Agreement.

4.6	[No Brokers.
No agent, broker, investment banker, financial advisor or other Person is or will be entitled to any broker’s or finder’s fee or any other similar commission or fee from Purchaser or any of its Affiliates in connection with any of the Contemplated Transactions.]1

4.7	No Impediment.

Except as previously disclosed to Seller or disclosed in Purchaser’s public filings with the Securities and Exchange Commission, if any, to Purchaser’s knowledge, there is no event relating to Purchaser’s business, operations, management, financial condition, legal status or other such factor that would reasonably be expected to adversely affect in any material respect
(a) the likelihood that any of the conditions set forth in Article VI and Article VII could not reasonably be satisfied within the time period contemplated by this Agreement, including timely receipt of Required Consents or related third-party consents in accordance with Section 2.13 hereof, and the absence of any actual or threatened material Actions related to Purchaser’s servicing of residential mortgage loans or acceptance of servicing transfers, (b) the ability of Purchaser to perform its obligations under this Agreement, or (c) on Seller, including material adverse reputation risk.

4.8	Servicer Participation Agreement.

Purchaser is a party in good standing to a Servicer Participation Agreement with Fannie Mae, acting on behalf of the U.S. Department of the Treasury, for the implementation of HAMP, and such Servicer Participation Agreement is not subject to any termination based on a breach or default by Purchaser.

4.9	Sophisticated Purchaser.

Purchaser is a sophisticated investor and its bid and decision to purchase the Servicing Rights is based upon Purchaser’s own independent experience, knowledge, due diligence and evaluation of the transactions contemplated in this Agreement. Purchaser has relied solely on such experience, knowledge, due diligence and evaluation and has not relied on any oral or written information provided by Seller or Seller’s agents other than the representations and warranties made by Seller herein.

1Subject to change if NRM is permitted to use a broker

ARTICLE V

COVENANTS
THE REMAINDER OF THIS PAGE AND THE FOLLOWING SEVEN PAGES HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT.

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ARTICLE VI
CONDITIONS TO CLOSING

6.1	Conditions to the Obligations of Purchaser and Seller.

The respective obligations of Purchaser and Seller to effect the Contemplated Transactions shall be subject to the satisfaction or waiver by Purchaser and Seller at or prior to each Closing, of the following conditions:
(a)    No Law or Orders. (i) No Law that restrains, enjoins or otherwise prohibits the Contemplated Transactions shall have been enacted, adopted or promulgated and be in effect, (ii) no temporary restraining order, preliminary or permanent injunction, decree, judgment, legal restraint or other Order of a court of competent jurisdiction or other Governmental Authority which materially impairs, restrains, enjoins or otherwise prohibits the Contemplated Transactions shall have been issued, entered or enforced and be in effect and
(iii) no action or proceeding by a Governmental Authority seeking such an Order shall be pending.
(b)    Required Consents. Purchaser and Seller shall have received the Required Consents on or before the Sale Date.

(c)    Other Documents. Each Party shall have delivered to the other Party all such other documents as it may reasonably request in order to consummate the Contemplated Transactions.

(d)    Absence of Certain Regulatory Objections. The Consumer Financial Protection Bureau shall not have raised (or, if raised, shall have subsequently not withdrawn), any material objection to the consummation of the Contemplated Transactions.

6.2	Conditions to the Obligations of Purchaser.

The obligation of Purchaser to effect the Contemplated Transactions shall be subject to the satisfaction or waiver by Purchaser at or prior to each Closing, of the following conditions:

(a)    Representations and Warranties.    All representations and warranties of Seller contained in this Agreement:
(i)    that are qualified as to materiality or Seller Material Adverse Effect shall be true and correct, and those not so qualified shall be true and correct in all material respects, as of the Effective Date (or in the case of any representation and warranty which specifically relates to an earlier date, as of such earlier date), and

(ii)    shall be true and correct as of the Sale Date, as though made on and as of the Sale Date (or in the case of any representation and warranty which specifically relates to an earlier date, as of such earlier date), except for the failure or failures of such representations and warranties to be so true and correct that (after excluding any effect of materiality or Seller Material Adverse Effect qualifications set forth in any such representation or warranty) have not had and would not have, individually or in the aggregate, a Seller Material Adverse Effect.

(b)    Covenants and Agreements. Seller shall have performed in all material respects all of the covenants and agreements required to be performed by it under this Agreement prior to the Closing.

(c)    Closing Deliveries. Seller shall have delivered all of the closing deliveries set forth in Section 2.3(a).

(d)    Assumption Agreements. Purchaser shall be in receipt of, with respect to each underlying securitization transaction, an Assumption Agreement, executed by the related trustee and each other required party for such Contemplated Transaction, in form and substance reasonably acceptable to Purchaser.

(e)    Other Documents. Seller shall have delivered to Purchaser all such other documents as Purchaser may reasonably request in order to consummate the Contemplated Transactions.

6.3	Conditions to the Obligations of Seller.

The obligation of Seller to effect the Contemplated Transactions shall be subject to the satisfaction or waiver by Seller at or prior to the Closing, of the following conditions:

(a)    Representations and Warranties.    All representations and warranties of Purchaser contained in this Agreement:

(i)    that are qualified as to materiality or Purchaser Material Adverse Effect shall be true and correct, and those not so qualified shall be true and correct in all material respects, as of the Effective Date (or in the case of any representation and warranty which specifically relates to an earlier date, as of such earlier date), and

(ii)    shall be true and correct as of the Sale Date, as though made on and as of the Sale Date (or in the case of any representation and warranty which specifically relates to an earlier date, as of such earlier date), in the case of Section 4.8 without regard to any knowledge qualifier therein and except for the failure or failures of such representations and warranties to be so true and correct that (after excluding any effect of materiality or Purchaser Material Adverse Effect qualifications as set forth in any such representation or warranty) have not had and would not have, individually or in the aggregate, a Purchaser Material Adverse Effect.

(b)    Covenants and Agreements. Purchaser shall have performed in all material respects all of the covenants and agreements required to be performed by it under this Agreement prior to the Closing.

(c)    Closing Deliveries. Purchaser shall have delivered all of the closing deliveries set forth in Section 2.3(b).

(d)    No Actions. There are no actual or threatened material Actions related to Purchaser’s servicing of residential mortgage loans or acceptance of servicing transfers that could reasonably be expected to have a material adverse effect on Seller, including material adverse reputation risk, if the Contemplated Transaction were consummated.
ARTICLE VII
INDEMNIFICATION
THE REMAINDER OF THIS PAGE AND THE FOLLOWING THREE PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
A REQUEST FOR CONFIDENTIAL TREATMENT.

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ARTICLE VIII
MISCELLANEOUS

8.1	Assignment.

This Agreement and the rights hereunder shall not be assignable or transferable by either Party hereto without the prior written consent of the other Party hereto; provided, however, that Purchaser shall have the right to assign (a) its rights and interests in the Servicing Rights and (b) this Agreement and all or any part of its rights hereunder and to delegate all or any part of its obligations hereunder to any Affiliate of Purchaser, but in such event Purchaser shall remain fully liable for the performance of all of such obligations in the manner prescribed in this Agreement.

Notwithstanding the above, this Agreement shall inure to the benefit of, and be binding upon and enforceable against, the respective successors and permitted assigns of the Parties.

8.2	No Third-Party Beneficiaries.

Except for Section 5.9 (Loss Mitigation) and Article VII (relating to Indemnified Parties), this Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns, and nothing herein expressed or implied shall give or be construed to give to any Person (including employees), other than the Parties and such respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

8.3	Termination.

(a)    This Agreement may be terminated at any time prior to the Closing with respect to the sale of Servicing Rights pertaining to a particular Servicing Agreement:

(i)    by the mutual written consent of Seller and Purchaser;

(ii)    with respect to all or any portion of the Servicing Rights, by Seller or Purchaser if the Closing shall not have occurred on or before the Termination Date, provided, that neither Party may terminate this Agreement pursuant to this Section 8.3(a)(ii) if the failure of the Closing to have occurred on or before the Termination Date was due to such Party’s willful breach of any representation or warranty or material breach of any covenant or other obligation contained in this Agreement;

(iii)    by either Seller or Purchaser, if (A) any Governmental Authority which must grant a required Purchaser Governmental Approval or Seller Governmental Approval has denied such approval and such denial has become final and nonappealable or (B) any Governmental Authority shall have issued a final nonappealable Order enjoining or otherwise prohibiting the consummation of the Contemplated Transactions;

(iv)    by Purchaser, if it is not in material breach of its representations, warranties, covenants or other obligations under this Agreement (after, in the case of such representations and warranties, excluding any effect of materiality or Purchaser Material Adverse Effect qualifications), and if (A) at any time that any of the representations and warranties of Seller herein become untrue or inaccurate such that Section 6.2(a) would not be satisfied or (B) there has been a breach on the part of Seller of any of its covenants or agreements contained in this Agreement such that Section 6.2(b) would not be satisfied, and, in both case (A) and case (B), such breach (if curable) has not been cured within thirty (30) days after Purchaser has provided written notice of such breach to Seller;

(v)    by Seller, if it is not in material breach of its representations, warranties, covenants or other obligations under this Agreement (after, in the case of any other representations and warranties, excluding any effect of materiality or Seller Material Adverse Effect qualifications), and if (A) at any time that any of the representations and warranties of Purchaser herein become untrue or inaccurate such that Section 6.3(a) would not be satisfied or (B) there has been a breach on the part of Purchaser of any of its covenants or agreements contained in this Agreement such that Section 6.3(b) would not be satisfied, and, in both case (A) and case (B), such breach (if curable) has not been cured within thirty (30) days after Seller has provided written notice of such breach to Purchaser; or

(vi)    by Purchaser, in the event that prior to the Sale Date there shall have occurred (x) a material change in financial markets, an outbreak or escalation of hostilities or a material change in national or international political, financial or economic conditions; (y) a general suspension of trading on major stock exchanges; or (z) a disruption in or moratorium on commercial banking activities or securities settlement services; in any such case, Purchaser shall have the right to terminate this Agreement or negotiate in good faith an adjustment to the Purchase Price to be paid as of the Sale Date.
(b)    In the event of termination by Seller or Purchaser pursuant to Section 8.3(a), written notice thereof shall forthwith be given to the other Party, this Agreement shall become void and have no effect and the Contemplated Transactions shall be terminated without further action by any Party; provided, that, in the event this Agreement is terminated only with respect to the sale of certain Servicing Rights pertaining to any particular Servicing Agreement, it shall become void and have no effect and the Contemplated Transactions shall be terminated without further action by any Party only with respect to such sale of such Servicing Rights and shall otherwise remain in full force and effect between the Parties. If the Contemplated Transactions (or a portion thereof) are terminated as provided herein:

(i)    each Party shall return to the other Party hereto within thirty (30) days of termination all documents and other material received from such other Party or its respective Affiliates or Representatives relating to the Contemplated Transactions (or such portion thereof), whether so obtained before or after the execution hereof;

(ii)    all confidential information received by each Party hereto with respect to Seller’s or Purchaser’s servicing business shall be treated in accordance with the Confidentiality Agreement, which shall remain in full force and effect notwithstanding the termination of this Agreement; and

(iii)    the provisions of Section 5.2(a) (Confidentiality), Section 5.4 (Publicity), Article VII (Indemnification) and this Article VIII shall remain in full force and effect, along with any other Section which, by its terms, relates to post-termination rights or obligations.

(c)    In no event shall any termination of this Agreement limit or restrict the rights and remedies of a Party hereto against the other Party with respect to any liabilities or Losses incurred or suffered by such Party as a result of the breach by the other Party of any of its representations, warranties, covenants or agreements in this Agreement.

8.4	Expenses.

Except as otherwise provided herein, Seller and Purchaser will each be liable for its own costs and expenses incurred in connection with the negotiation, preparation, execution or performance of this Agreement and the Transfer Confirmations, whether or not the Closing shall have occurred. Neither Party shall have the right to set-off against the other Party any amounts which may be due and payable by such Party pursuant to a separate agreement, from any amounts which are due and payable pursuant to this Agreement.

8.5	Amendment and Modification.

This Agreement may not be amended except by an instrument or instruments in writing signed and delivered on behalf of each of the Parties hereto.

8.6	Notices.
All notices and other communications hereunder shall be in writing and shall be deemed given (a) on the date of delivery if delivered personally, (b) on the date of transmission if sent via facsimile transmission to the facsimile number given below, and telephonic confirmation of receipt is obtained promptly after completion of transmission, (c) on the Business Day after delivery to a reputable nationally recognized overnight courier service or (d) upon receipt after being mailed by registered or certified mail (return receipt requested) to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

(i)	If to Purchaser, to:

[    ]
[    ]
[    ]
Attention: [    ]

With a required copy (which shall not constitute notice) to:

[    ]
[    ]
[    ]
Attention: [    ]

(ii)	If to Seller, to:

Ocwen Loan Servicing, LLC 402 Strand Street
Frederiksted, USVI 00840
Attention: Secretary and General Counsel

Such addresses may be changed from time to time by means of a notice given in the manner provided in this Section 8.6 (provided, that no such notice shall be effective until it is received by the other Party hereto).

8.7	Governing Law.

(a)    This Agreement and the powers of attorney shall be governed by, and construed in accordance with, the Laws of the State of New York applicable to contracts executed in and to be performed in that state. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in any New York federal court sitting in the Borough of Manhattan of The City of New York; provided, however, that if such federal court does not have jurisdiction over such Action, such Action shall be heard and determined exclusively in any New York state court sitting in the Borough of Manhattan of The City of New York. Consistent with the preceding sentence, the Parties hereto hereby (i) submit to the exclusive jurisdiction of any federal or state court sitting in the Borough of Manhattan of The City of New York for the purpose of any Action arising out of or relating to this Agreement brought by any Party and (ii) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the Contemplated Transactions may not be enforced in or by any of the above-named courts.

(b)    EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY ANCILLARY AGREEMENT OR THE CONTEMPLATED TRANSACTIONS. EACH PARTY CERTIFIES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS SET FORTH IN THIS SECTION 8.7.

8.8	Severability.

If any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect the legality, validity or enforceability of any other provision hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is found by a court or other Governmental Authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision will be substituted therefore in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances will not be affected by such invalidity or unenforceability, nor will such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

8.9	Waiver.

Waiver of any term or condition of this Agreement by either Party shall be effective if in writing and shall not be construed as a waiver of any subsequent breach or failure of the same term or condition, or a waiver of any other term of this Agreement. No failure or delay by either Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

8.10	Counterparts; Facsimile.

This Agreement may be executed in any number of counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more such counterparts have been signed by each Party and delivered to the other Party. Signatures of the Parties transmitted by facsimile or other electronic communication means shall be binding and effective for all purposes. Such Party shall subsequently deliver to the other Party an original, executed copy of this Agreement; provided, however, that a failure to deliver such original shall not invalidate a facsimile or other electronic signature.

8.11	Entire Agreement.
This Agreement, including the Schedules and Exhibits hereto, and the Transfer Confirmations contain the entire agreement and understanding between the Parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, negotiations, correspondence, undertakings and understandings, oral or written, relating to such subject matter.

8.12	Interpretation.

All references to immediately available funds or dollar amounts contained in this Agreement shall mean United States dollars. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References in this Agreement to any gender include references to all genders, and references to the singular include references to the plural and vice versa. The words “include,” “includes” and “including” when used in this Agreement shall be deemed to be followed by the phrase “without limitation.” Unless the context otherwise requires, references in this Agreement to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement. Unless the context otherwise requires, the words “hereof,” “hereby” and “herein” and words of similar meaning when used in this Agreement refer to this Agreement in its entirety and not to any particular Article, Section or provision of this Agreement. The Parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring either Party by virtue of the authorship of any provision of this Agreement. Nothing in this Agreement shall be construed to require either Party hereto to violate any Law.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first written above.

PURCHASER:

[    ]

By:
Name: Title:

ACKNOWLEDGMENT

Territory of the U.S. Virgin Islands    ) ss: Judicial District of St. Thomas-St. John    )

On this ______ day of [______], 2017, before me personally appeared _____________ _____________, who executed the foregoing instrument, and acknowledged that he/she executed the same as his/her free act and deed.

[ ] Personally Known
[ ] Produced Identification
Type of ID Produced __________________

NOTARY PUBLIC
IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first written above.

SELLER:

OCWEN LOAN SERVICING, LLC
By:

Name: Title:

ACKNOWLEDGMENT

Territory of the U.S. Virgin Islands    ) ss: Judicial District of St. Thomas-St. John    )

On this ______ day of [______], 2017, before me personally appeared _____________ _____________, who executed the foregoing instrument, and acknowledged that he/she executed the same as his/her free act and deed.

[ ] Personally Known
[ ] Produced Identification
Type of ID Produced __________________

NOTARY PUBLIC

EXHIBIT A-1 [RESERVED]

EXHIBIT A-2 [RESERVED]

EXHIBIT B [RESERVED]

EXHIBIT C

DATA FIELDS FOR MORTGAGE LOAN SCHEDULE

***

EXHIBIT D

SERVICING TRANSFER INSTRUCTIONS

[Attached]

EXHIBIT E
FORM OF TRANSFER CONFIRMATION

[DATE]
[PURCHASER ADDRESS]
Re:    Transfer Confirmation Ladies and Gentlemen:
This transfer confirmation (this “Transfer Confirmation”) between Ocwen Loan Servicing, LLC (the “Seller”) and [_________] (the “Purchaser”) sets forth our acknowledgement, pursuant to which the Purchaser is assuming responsibility for the Servicing, and the Seller is transferring the Servicing of those certain Mortgage Loans (and only those certain Mortgage Loans) identified on Schedule 1 hereto and more particularly described herein (the “Servicing Rights”), effective as of the date of this Transfer Confirmation which, notwithstanding anything to the contrary in the Agreement, shall be the “Transfer Date” for such Servicing and the related Mortgage Loans and Servicing Rights.

The transfer of the Servicing as contemplated herein shall be governed by that certain Mortgage Servicing Rights Purchase and Sale Agreement, dated as of [_____], 20[__], between the Seller and the Purchaser (the “Agreement”).
All schedules hereto are incorporated herein in their entirety. In the event there exists any inconsistency between the Agreement and this Transfer Confirmation, the Agreement shall be controlling notwithstanding anything contained in this Transfer Confirmation to the contrary. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

[Signature page follows.]

Kindly acknowledge your agreement to the terms of this Transfer Confirmation by signing in the appropriate space below and returning this Transfer Confirmation to the undersigned. Telecopy or electronically imaged signatures (including by PDF) shall be deemed valid and binding to the same extent as the original.

OCWEN LOAN SERVICING, LLC    [PURCHASER]

By:
Name: Title:

By:
Name: Title:

SCHEDULE 1 TO TRANSFER CONFIRMATION MORTGAGE LOANS

EXHIBIT F
[LITIGATION PROTOCOL]4

4 Discuss if needed.

EXHIBIT G

FORM OF POWER OF ATTORNEY

[Attached]

EXHIBIT H
FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (this “Agreement”), dated [ ] (the “Sale Date”), is by and between Ocwen Loan Servicing, LLC (the “Seller”) and [    ] (the “Purchaser”).
WHEREAS, Seller and Purchaser have entered into that certain Mortgage Servicing Rights Purchase and Sale Agreement, dated as of [    ], 20[__] (the “Purchase Agreement”), pursuant to which Seller has agreed to sell, transfer and assign to Purchaser certain Purchased Assets; and
WHEREAS, Seller and Purchaser are executing this Agreement in connection with the consummation of certain transactions contemplated by the Purchase Agreement.
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Definitions. Unless otherwise defined herein, capitalized terms used but not defined herein shall be as defined in the Purchase Agreement.

2.Sale and Assignment. Upon the terms and subject to the conditions of the Purchase Agreement, and subject to the Applicable Servicing Requirements, Seller, on the Sale Date, hereby sells and assigns to Purchaser, and Purchaser purchases and assumes from Seller, all right, title, interest and obligation of Seller in and to the Servicing Rights to the Mortgage Loans identified on the Mortgage Loan Schedule attached hereto as Schedule I and the related Servicing Agreements listed on Schedule II attached hereto.

3.Incorporation of Terms of the Purchase Agreement. This Agreement is made, executed and delivered pursuant to the Purchase Agreement, and is subject to all the terms, provisions and conditions thereof. Except as expressly contemplated by the Purchase Agreement, to the extent any provisions of this Agreement conflict with any provisions of the Purchase Agreement, the Purchase Agreement shall control, including with respect to the enforcement of the rights and obligations of the parties to this Agreement.

4.Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties hereto and their successors and assigns, any rights, obligations, remedies or liabilities.

5.Applicable Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York applicable to contracts executed in and to be performed in that state, except to the extent preempted by Federal law.

6.Counterparts. This Agreement may be executed in counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, taken together, shall constitute one and the same instrument.

7.Assignment. Neither party may assign all or any part of this Agreement, or any interest herein, without the prior written consent of the other party, and any permitted assignee shall assume the assignor’s obligations under this Agreement.

8.No Third Party Beneficiaries. This Agreement is for the sole benefit of the parties and their respective successors and permitted assigns, and nothing herein expressed or implied shall give or be construed to give to any Person, other than the parties and such respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

[signatures on following page]

IN WITNESS WHEREOF, each of the parties to this Agreement has caused this Agreement to be executed and delivered by its duly authorized officer or agent as of the day and year first written above.

SELLER:

OCWEN LOAN SERVICING, LLC

By: Name: Title:

PURCHASER:

[    ]

By: Name: Title:

SCHEDULE I
MORTGAGE LOAN SCHEDULE

SCHEDULE II
SERVICING AGREEMENTS

EXHIBIT I
FORM OF HAMP/HAFA ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”) is entered into as of [TRANSFER DATE] by and between Ocwen Loan Servicing, LLC (“Assignor”) and [_______] (“Assignee”).
All terms used, but not defined, herein shall have the meanings ascribed to them in the Underlying Agreement (defined below).
WHEREAS, Assignor and Federal National Mortgage Association, a federally chartered corporation, as financial agent of the United States (“Fannie Mae”), are parties to a Commitment to Purchase Financial Instrument and Servicer Participation Agreement, a complete copy of which (including all exhibits, amendments and modifications thereto) is attached hereto and incorporated herein by this reference (the “Underlying Agreement”);
WHEREAS, Assignor has agreed to assign to Assignee all of its rights and obligations under the Underlying Agreement with respect to the Eligible Loans that are identified on the schedule attached hereto as Schedule 1 (collectively, the “Assigned Rights and Obligations”); and
WHEREAS, Assignee has agreed to assume the Assigned Rights and Obligations.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Assignment. Assignor hereby assigns to Assignee all of Assignor’s rights and obligations under the Underlying Agreement with respect to the Assigned Rights and Obligations.

2.Assumption. Assignee hereby accepts the foregoing assignment and assumes all of the rights and obligations of Assignor under the Underlying Agreement with respect to the Assigned Rights and Obligations.

3.Effective Date. The date on which the assignment and assumption of rights and obligations under the Underlying Agreement is effective is [TRANSFER DATE].

4.Successors. All future transfers and assignments of the Assigned Rights and Obligations transferred and assigned hereby are subject to the transfer and assignment provisions of the Underlying Agreement. This Assignment and Assumption Agreement shall inure to the benefit of, and be binding upon, the permitted successors and assigns of the parties hereto.

5.Counterparts. This Assignment and Assumption Agreement may be executed in counterparts, each of which shall be an original, but all of which together constitute one and the same instrument.

IN WITNESS WHEREOF, Assignor and Assignee, by their duly authorized officials, hereby execute and deliver this Assignment and Assumption Agreement, together with Schedule I, effective as of the date set forth in Section 3 above.

ASSIGNOR: OCWEN LOAN SERVICING, LLC

By:

Name: Title:

ASSIGNEE: [    ]

By:

Name: Title:

Schedule I

Mortgage Loans

SCHEDULE 3.4(a)
LITIGATION

[Attached]

SCHEDULE 5.12(a)
SUBJECT LITIGATION
[Attached]

Attachment 3 to Exhibit 5
Seller Indemnification
THE REMAINDER OF THIS PAGE AND THE FOLLOWING TWO PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT.

***

EXHIBIT 6

[RESERVED]

EXHIBIT 7

Major Shelf Groups
[attached]

EXHIBIT 7

Major Shelf Groups

THE REMAINDER OF THIS PAGE AND THE FOLLOWING 40 PAGES OF THIS
EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

EXHIBIT 8
New RMSR Agreement Documentation Principles
The New RMSR Agreement will provide that the Seller and the Purchasers will have similar interests and economics in the related Servicing Rights and Rights to MSRs for the MSRPA Servicing Agreement subject to the New RMSR Agreement that NRM and the Purchasers would have under the NRM Subservicing Agreement (including any related portfolio defense or MSR recapture arrangements) if the related Transfer Date for such MSRPA Servicing Agreement occurred except as otherwise set forth in this Exhibit 8.
The New RMSR Agreement will be based, to the extent possible, unless explicitly prohibited by Applicable Requirements (as defined in the NRM Subservicing Agreement) or any other contractual requirements in effect as of the Effective Date, including any MSRPA Servicing Agreement, upon the NRM Subservicing Agreement, consistent with any changes contemplated by the items described below and such other changes mutually agreed in writing by Holdings and Seller:

1.
Seller, not NRM, will be the named servicer or sub-servicer, as applicable, under the related MSRPA Servicing Agreements subject to the New RMSR Agreement. Seller shall service the related Mortgage Loans in respect of the MSRPA Servicing Agreements in a manner substantially similar to the NRM Subservicing Agreement but for the benefit of the Purchasers because of the Purchasers’ interests in the related Rights to MSRs and other interests under the RMSR Servicing Agreement. Subject to Applicable Requirements (as defined in the NRM Subservicing Agreement), the Purchasers shall have substantively the same rights and interests (including any and all applicable representations, warranties, covenants and indemnities) in connection with the servicing of the related Mortgage Loans under the related MSRPA Servicing Agreements subject to the New RMSR Agreement that NRM has under the NRM Subservicing Agreement, as long as Seller is servicing the loans, including, but not limited to, rights to receive reports and data from Seller, vendor oversight of Seller's vendors, rights related to REO downstream services, and audit rights of Seller. Seller shall not be required to take an action with respect to a Change Request (as defined in the NRM Subservicing Agreement) which, in Seller’s reasonable opinion, may violate Applicable Requirements (as defined in the NRM Subservicing Agreement) as detailed in an Initial Response Notice (as defined in the NRM Subservicing Agreement).

2.
Holdings will pay Seller the same fees and other compensation under the New RMSR Agreement for any applicable MSRPA Servicing Agreement and the related Mortgage Loans that NRM would have otherwise paid Seller under the NRM Subservicing Agreement for such MSRPA Servicing Agreement and the related Mortgage Loans had the related Transfer Date had occurred. The Purchasers will be entitled to all other economic interests under the related Servicing Rights (either under the New RMSR Agreement or because of their ownership of the Rights to MSRs under the MSR Purchase Agreement and the Sale Supplements) in the same manner that NRM would have under the NRM Subservicing Agreement had the related Transfer Date occurred. Seller will, subject to Applicable Requirements and any other contractual requirements as in effect as of the Effective Date, refer to a Purchaser or a Purchaser’s designee all services giving rise to Downstream Ancillary Income (as defined in the NRM Subservicing Agreement) in respect of the relevant MSRPA Servicing Agreements. Seller will not receive any fees or other compensation for such referrals.

3.	Seller will sell (and Holdings will purchase) all related Servicing Advance Receivables in a manner consistent with Article 3 of the Sale Supplements.

4.
The Purchasers shall not be required to pay any consideration to Seller in connection with any assignment of any Clean Up Call Rights to Purchaser (or any Purchaser’s designee), but the Purchasers (or any applicable designee) will be required to comply with provisions related to “Securitization Transactions” substantially identical to those contemplated by the NRM Subservicing Agreement.

5.	Seller will grant to each of the Purchasers a security interest in Collateral in scope consistent with Article 9 of the Sale Supplements to secure Seller’s obligations under the New RMSR Agreement.

6.
Upon either Purchaser’s written direction, Seller and Purchasers shall use best efforts to transfer any Servicing Rights subject to the New RMSR Agreement to NRM. Any such transfer will be subject to obtaining any requisite third-party consents. Upon any such transfer, the related Servicing Rights will be subject to the NRM Subservicing Agreement. To the extent any costs of such transfers are incurred on or prior to the one-year anniversary of the related MSRPA Servicing Agreement becoming subject to the New RMSR Agreement, such will be allocated in accordance with Section 8 of this Agreement. To the extent any particular cost arises after the one year anniversary of the related MSRPA Servicing Agreement becoming subject to the New RMSR Agreement, (i) such cost shall be paid by the Purchasers if the NRM Subservicing Agreement has been terminated when such cost is incurred, and (ii) such cost will be allocated in accordance with Section 8 of this Agreement if the NRM Subservicing Agreement has not terminated when such cost is incurred. In the event the parties are unable to transfer any Servicing Rights, the related MSRPA Servicing Agreements will remain subject to the New RMSR Agreement until the Servicing Rights can be transferred.

7.
If NRM terminates the NRM Subservicing Agreement without cause, Seller and Purchasers shall use best efforts to transfer any Servicing Rights subject to the New RMSR Agreement to a party selected by Holdings as promptly as practical. Any such transfer will be subject to obtaining any requisite third-party consents and the cooperation of the Purchasers. Purchasers will be entitled to keep all of the proceeds of any such transfer. In such a case of transfer without cause, Seller will be entitled to compensation consistent with the compensation for a termination without cause contemplated by the NRM Subservicing Agreement, including, without limitation, with respect to process and timing. The Purchasers will pay the costs of any such transfer. In the event the parties are unable to transfer any Servicing Rights, the related MSRPA Servicing Agreements will remain subject to the New RMSR Agreement until the Servicing Rights can be transferred.

8.
If NRM terminates the NRM Subservicing Agreement for cause, Seller and Purchasers shall use best efforts to transfer any Servicing Rights subject to the New RMSR Agreement to a party selected by Holdings as promptly as practicable. Any such transfer will be subject to obtaining any requisite third-party consents and the cooperation of the Purchasers. Purchasers will be entitled to keep all of the proceeds of any such transfer. Except as otherwise set forth herein, any such transfer shall be subject to terms and conditions substantially similar to those set forth in Section 5.4 of the NRM Subservicing Agreement, including without limitation, with respect to processes and timing, except that the costs of any such transfer will be paid by Seller to the extent such costs are incurred on or prior to the one-year anniversary of the related MSRPA Servicing Agreement becoming subject to the New RMSR Agreement, and any costs arising thereafter shall be paid by the Purchasers. In the event the parties are unable to transfer any Servicing Rights, the related MSRPA Servicing Agreements will remain subject to the New RMSR Agreement until the Servicing Rights can be transferred.

9.	The “Step-Up Fee” contemplated by Section 5.4(d) of the NRM Subservicing Agreement will not apply in respect of the New RMSR Agreement.

10.
Subject to the penultimate sentence of this documentation principle, in the event that a Purchaser directs Seller to engage a third party to act as subservicer and to perform any primary servicing obligations in respect of the MSRPA Servicing Agreements, (A) such third party shall be reasonably acceptable to Seller and shall be licensed and qualified as a subservicer under such MSRPA Servicing Agreements, and (B) Seller shall be entitled to (i) indemnification from Purchasers in respect of acts or omissions of any such subservicer in connection with the subservicing of the related mortgage loans (which indemnification shall be no less favorable to Seller than the indemnification in favor of NRM in the NRM Subservicing Agreement), and (ii) substantially the same reporting and information access in respect of the related mortgage loans from any such subservicer as Seller is required to deliver NRM under the NRM Subservicing Agreement. Notwithstanding anything to the contrary herein, no Purchaser shall have the right to direct Seller to engage a third party to act as subservicer or to perform any primary servicing obligations in respect of any MSRPA Servicing Agreement unless any Purchaser or Seller has reasonably demonstrated that the Servicing Rights in respect of such MSRPA Servicing Agreement cannot be otherwise transferred in accordance with the terms of such MSRPA Servicing Agreements. The terms and conditions of any subservicing agreement by and among Seller and such third-party subservicer relating to reporting, oversight and indemnification shall be no less favorable to Seller than the terms and conditions of the NRM Subservicing Agreement.

11.
The initial term of the New RMSR Agreement will be the same as the initial term of the NRM Subservicing Agreement. Upon either Purchaser’s direction therefor following the expiration of the New RMSR Agreement, Seller and Purchasers shall use best efforts to transfer any Servicing Rights subject to the New RMSR Agreement to a party selected by Holdings. Any such transfer will be subject to obtaining any requisite third-party consents and the cooperation of the Purchasers. Purchasers will be entitled to keep all of the proceeds of any such transfer. To the extent any particular cost arises in connection with any such transfer, (i) such cost shall be paid by the Purchasers if the NRM Subservicing Agreement has been terminated or has otherwise expired when such cost is incurred, and (ii) such cost will be allocated in accordance with Section 8 of this Agreement if the NRM Subservicing Agreement has not terminated when such cost is incurred. In the event that the term of the New RMSR Agreement expires and the parties are unable to transfer any Servicing Rights, the related MSRPA Servicing Agreements will remain subject to the New RMSR Agreement, on the same economic terms as immediately before the expiration, until the Servicing Rights can be transferred.

EXHIBIT 9

THE REMAINDER OF THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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EXHIBIT 10
Designated Servicing Agreements

Designated Servicing Agreement (referenced by Investor ID)	Designated Servicing Agreement (Deal Name)	Designated Servicing Agreement Price

THE REMAINDER OF THIS PAGE AND THE FOLLOWING PAGE OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT.

***

ANNEX I
Schedules I –VI to Sale Supplement, dated as of February 10, 2012
[attached]

SCHEDULE I
SERVICING AGREEMENTS

THE REMAINDER OF THIS PAGE AND THE FOLLOWING 28 PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE II
UNDERLYING DOCUMENTS
None

SCHEDULE III
RETAINED SERVICING FEE PERCENTAGE

THE REMAINDER OF THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE IV
TARGET RATIO SCHEDULE

THE REMAINDER OF THIS PAGE AND THE FOLLOWING TWO PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE V

VALUATION PERCENTAGE
THE REMAINDER OF THIS PAGE AND THE FOLLOWING FOUR PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE VI
AMORTIZATION PERCENTAGE
THE REMAINDER OF THIS PAGE AND THE FOLLOWING THREE PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

ANNEX II
Schedules I –VI to Sale Supplement, dated as of May 1, 2012
[attached]

SCHEDULE I
SERVICING AGREEMENTS
THE REMAINDER OF THIS PAGE AND THE FOLLOWING THREE PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE II
UNDERLYING DOCUMENTS
None

SCHEDULE III
RETAINED SERVICING FEE PERCENTAGE

THE REMAINDER OF THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE IV
TARGET RATIO SCHEDULE
THE REMAINDER OF THIS PAGE AND THE FOLLOWING TWO PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE V
VALUATION PERCENTAGE
THE REMAINDER OF THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE VI
AMORTIZATION PERCENTAGE

THE REMAINDER OF THIS PAGE AND THE FOLLOWING TWO PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

ANNEX III
Schedules I –VI to Sale Supplement, dated as of August 1, 2012
[attached]

SCHEDULE I
SERVICING AGREEMENTS
THE REMAINDER OF THIS PAGE AND THE FOLLOWING THREE PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE II
Underlying Documents
None

SCHEDULE III
RETAINED SERVICING FEE PERCENTAGE
THE REMAINDER OF THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE IV
TARGET RATIO SCHEDULE
THE REMAINDER OF THIS PAGE AND THE FOLLOWING TWO PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE V
VALUATION PERCENTAGE

THE REMAINDER OF THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE VI
AMORTIZATION PERCENTAGE
THE REMAINDER OF THIS PAGE AND THE FOLLOWING THREE PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
A REQUEST FOR CONFIDENTIAL TREATMENT.

***

ANNEX IV
Schedules I –VI to Sale Supplement, dated as of September 13, 2012
[attached]

SCHEDULE I
SERVICING AGREEMENTS
THE REMAINDER OF THIS PAGE AND THE FOLLOWING FIVE PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE II
Underlying Documents
None

SCHEDULE III
RETAINED SERVICING FEE PERCENTAGE
THE REMAINDER OF THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE IV
TARGET RATIO SCHEDULE
THE REMAINDER OF THIS PAGE AND THE FOLLOWING TWO PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE V
VALUATION PERCENTAGE
THE REMAINDER OF THIS PAGE AND THE FOLLOWING FIVE PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE VI
AMORTIZATION PERCENTAGE
THE REMAINDER OF THIS PAGE AND THE FOLLOWING THREE PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

ANNEX V
Schedules I –VI to Sale Supplement, dated as of September 28, 2012
[attached]

SCHEDULE I
SERVICING AGREEMENTS

THE REMAINDER OF THIS PAGE AND THE FOLLOWING SIX PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE II
UNDERLYING DOCUMENTS
None

SCHEDULE III
RETAINED SERVICING FEE PERCENTAGE
THE REMAINDER OF THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE IV
TARGET RATIO SCHEDULE

THE REMAINDER OF THIS PAGE AND THE FOLLOWING TWO PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE V
VALUATION PERCENTAGE
THE REMAINDER OF THIS PAGE AND THE FOLLOWING FIVE PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE VI
AMORTIZATION PERCENTAGE
THE REMAINDER OF THIS PAGE AND THE FOLLOWING FOUR PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

ANNEX VI
Schedules I –VI to Sale Supplement, dated as of December 26, 2012
[attached]

SCHEDULE I
SERVICING AGREEMENTS
THE REMAINDER OF THIS PAGE AND THE FOLLOWING TEN PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE II
UNDERLYING DOCUMENTS
None

SCHEDULE III
RETAINED SERVICING FEE PERCENTAGE

THE REMAINDER OF THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE IV
TARGET RATIO SCHEDULE
THE REMAINDER OF THIS PAGE AND THE FOLLOWING TWO PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE V
VALUATION PERCENTAGE
THE REMAINDER OF THIS PAGE AND THE FOLLOWING TEN PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE VI
AMORTIZATION PERCENTAGE

THE REMAINDER OF THIS PAGE AND THE FOLLOWING THREE PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

ANNEX VII
Schedules I –VI to Sale Supplement, dated as of March 13, 2013
[attached]

SCHEDULE I
SERVICING AGREEMENTS

THE REMAINDER OF THIS PAGE AND THE FOLLOWING THREE PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE II
UNDERLYING DOCUMENTS
None

SCHEDULE III
RETAINED SERVICING FEE PERCENTAGE
THE REMAINDER OF THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE IV
TARGET RATIO SCHEDULE
THE REMAINDER OF THIS PAGE AND THE FOLLOWING TWO PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE V
VALUATION PERCENTAGE

THE REMAINDER OF THIS PAGE AND THE FOLLOWING TWO PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE VI
AMORTIZATION PERCENTAGE

THE REMAINDER OF THIS PAGE AND THE FOLLOWING FOUR PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

ANNEX VIII
Schedules I –VI to Sale Supplement, dated as of May 21, 2013
[attached]

SCHEDULE I
SERVICING AGREEMENTS

THE REMAINDER OF THIS PAGE AND THE FOLLOWING TWO PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE II
UNDERLYING DOCUMENTS
None

SCHEDULE III
RETAINED SERVICING FEE PERCENTAGE
THE REMAINDER OF THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE IV
TARGET RATIO SCHEDULE
THE REMAINDER OF THIS PAGE AND THE FOLLOWING TWO PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE V
VALUATION PERCENTAGE
THE REMAINDER OF THIS PAGE AND THE FOLLOWING TWO PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE VI
AMORTIZATION PERCENTAGE
THE REMAINDER OF THIS PAGE AND THE FOLLOWING THREE PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

ANNEX IX
Schedules I –VI to Sale Supplement, dated as of July 1, 2013
[attached]

SCHEDULE I
SERVICING AGREEMENTS

THE REMAINDER OF THIS PAGE AND THE FOLLOWING 29 PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE II
UNDERLYING DOCUMENTS
None

SCHEDULE III
RETAINED SERVICING FEE PERCENTAGE
THE REMAINDER OF THIS PAGE AND THE FOLLOWING PAGE OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE IV
TARGET RATIO SCHEDULE
THE REMAINDER OF THIS PAGE AND THE FOLLOWING TWO PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE V
VALUATION PERCENTAGE

THE REMAINDER OF THIS PAGE AND THE FOLLOWING 28 PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE VI
AMORTIZATION PERCENTAGE
THE REMAINDER OF THIS PAGE AND THE FOLLOWING THREE PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT.

***

ANNEX X
Schedules I –VI to Sale Supplement, dated as of October 25, 2013
[attached]

SCHEDULE I
SERVICING AGREEMENTS

THE REMAINDER OF THIS PAGE AND THE FOLLOWING EIGHT PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE II
UNDERLYING DOCUMENTS
None

SCHEDULE III
RETAINED SERVICING FEE PERCENTAGE

THE REMAINDER OF THIS PAGE AND THE FOLLOWING PAGE OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE IV
TARGET RATIO SCHEDULE

THE REMAINDER OF THIS PAGE AND THE FOLLOWING TWO PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE V
VALUATION PERCENTAGE
THE REMAINDER OF THIS PAGE AND THE FOLLOWING EIGHT PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***

SCHEDULE VI
AMORTIZATION PERCENTAGE

THE REMAINDER OF THIS PAGE AND THE FOLLOWING THREE PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

***